Exhibit 10(i)(A)(i)

WAIVER AND AMENDMENT NO. 1 TO THE
364-DAY CREDIT AGREEMENT

Dated as of November 13, 2002

                         WAIVER AND AMENDMENT NO. 1 TO THE 364-DAY CREDIT AGREEMENT (this "Amendment") among The Interpublic Group of Companies, Inc., a Delaware corporation (the "Company"), Ammirati Puris Lintas K.K., the banks, financial institutions and other institutional lenders parties to the Credit Agreement referred to below (collectively, the "Lenders") and Citibank, N.A., as agent (the "Agent") for the Lenders.

PRELIMINARY STATEMENTS:

                         (1)          The Company, the Lenders and the Agent have entered into a 364-Day Credit Agreement dated as of May 16, 2002, as modified by a letter agreement dated as of August 6, 2002 (the "Letter Agreement") (as amended, supplemented or otherwise modified through the date hereof, the "Credit Agreement"). Capitalized terms not otherwise defined in this Amendment have the same meanings as specified in the Credit Agreement.

(2) The Company hereby requests that Required Lenders agree to amend the Letter Agreement and the Credit Agreement as hereinafter set forth.

                         SECTION 1.    Amendments to Letter Agreement.  The Letter Agreement is, effective as of the date hereof and subject to the satisfaction of the conditions precedent set forth in Section 3, hereby amended as follows:

(a) The first sentence in the second paragraph is amended in full to read as follows:

          We have advised you that the Company will incur a non-cash charge primarily relating to or resulting from certain accounting restatements in connection with inter-company accounts in an aggregate amount of no more than $220,000,000 with respect to the fiscal quarter ended June 30, 2002 or prior periods on a cumulative basis (such incurrence, the "Event").

(b) The third sentence of the third paragraph is amended in full to read as follows:

           This waiver will terminate upon the earlier of (x) December 6, 2002 and (y) the filing by the Company with the Securities and Exchange Commission of restated financial statements in respect of the Event.

                         The amendments to the Letter Agreement contained in this Section 1 constitute the entire agreement of the parties relating to the foregoing amendments and supersede any previous understanding or agreement by the parties with respect thereto.

SECTION 2. Amendments to the Credit Agreement.

The Credit Agreement is, effective as of the date hereof and subject to the satisfaction of the conditions precedent set forth in Section 3, hereby amended as follows:

                         (a)          Section 1.01 is amended by deleting the definitions of "Applicable Margin", "Applicable Percentage" and "Applicable Utilization Fee" set forth therein and replacing them, respectively, with the following new definitions thereof:

"Applicable Margin" means, as of any date prior to the Term Loan Conversion Date, a percentage per annum determined by reference to the Public Debt Rating in effect on such date as set forth below:

Public Debt Rating S&P/Moody's	Applicable Margin for Base Rate Advances	Applicable Margin for Eurocurrency Rate Advances
Level 1 BBB+ or Baa1 or above	0.000%	0.625%
Level 2 BBB or Baa2	0.000%	0.850%
Level 3 BBB- and Baa3	0.000%	1.075%
Level 4 BBB- or Baa3	0.000%	1.300%
Level 5 BB+ and Ba1	0.250%	1.750%
Level 6 Lower than Level 5	0.450%	1.950%

and, as of any date on and after the Term Loan Conversion Date, a percentage per annum determined by reference to the Public Debt Rating in effect on such date as set forth below:

Public Debt Rating S&P/Moody's	Applicable Margin for Base Rate Advances	Applicable Margin for Eurocurrency Rate Advances
Level 1 BBB+ or Baa1 or above	0.000%	1.125%
Level 2 BBB or Baa2	0.000%	1.500%
Level 3 BBB- and Baa3	0.000%	1.750%
Level 4 BBB- or Baa3	0.250%	2.000%
Level 5 BB+ and Ba1	1.000%	2.500%
Level 6 Lower than Level 5	1.250%	2.750%

"Applicable Percentage" means, as of any date, a percentage per annum determined by reference to the Public Debt Rating in effect on such date as set forth below:

Public Debt Rating S&P/Moody's	Applicable Percentage
Level 1 BBB+ or Baa1 or above	0.125%
Level 2 BBB or Baa2	0.150%
Level 3 BBB- and Baa3	0.175%
Level 4 BBB- or Baa3	0.200%
Level 5 BB+ and Ba1	0.250%
Level 6 Lower than Level 5	0.300%

           "Applicable Utilization Fee" means, as of any date that the aggregate Advances exceed 33% of the aggregate Commitments, a percentage per annum determined by reference to the Public Debt Rating in effect on such date as set forth below:

Public Debt Rating S&P/Moody's	Applicable Utilization Fee
Level 1 BBB+ or Baa1 or above	0.125%
Level 2 BBB or Baa2	0.250%
Level 3 BBB- and Baa3	0.250%
Level 4 BBB- or Baa3	0.250%
Level 5 BB+ and Ba1	0.250%
Level 6 Lower than Level 5	0.250%

(b) Section 5.01 is amended by adding to the end thereof a new subsection (i) to read as follows:

              (i)          Subsequent Amendment. Use best efforts to deliver to the Agent a duly executed amendment to the Credit Agreement in form and substance reasonably acceptable to the Company and the Lenders on or before January 15, 2003 that will include, without limitation, limitations on the ability of the Company and its Consolidated Subsidiaries (i) to make acquisitions or investments, (ii) to make capital expenditures, (iii) to declare or pay dividends, and (iv) to repurchase shares or other debt securities.

(c) Section 5.02 is amended by adding to the end thereof a new subsection (e) to read as follows:

              (e)          Until the date of delivery of the amendment referred to in Section 5.01(i), amend, modify or change in any manner any of the Company's five Note Purchase Agreements with The Prudential Insurance Company of America or any other long-term Debt of the Company, in each case to shorten the maturity or amortization thereof, or prepay any amounts under the foregoing (other than in connection with a refinancing thereof with Debt having a maturity no sooner than the maturity of such refinanced Debt).

(d) Exhibit B-1 is amended by deleting the period at the end of clause (B), substituting therefor the word "; and" and adding immediately above the signature block a new clause (C) to read as follows:

                 (C)        the proceeds of the Proposed Revolving Credit Borrowing will be used to fund known or anticipated cash requirements of the Company and its Subsidiaries in the ordinary course of their respective businesses.

(e) Exhibit B-2 is amended by deleting the period at the end of clause (c), substituting therefor the word "; and" and adding immediately above the signature block a new clause (d) to read as follows:

              (d)          the proceeds of the Proposed Competitive Bid Borrowing will be used to fund known or anticipated cash requirements of the Company and its Subsidiaries in the ordinary course of their respective businesses.

                         SECTION 3.    Conditions of Effectiveness .  This Amendment shall become effective as of the date first above written when, and only when, on or before November __, 2002 the Agent shall have received counterparts of this Amendment executed by the Company and the Required Lenders or, as to any of the Lenders, advice satisfactory to the Agent that such Lender has executed this Amendment. This Amendment is subject to the provisions of Section 9.01 of the Credit Agreement.

SECTION 4. Representations and Warranties of the Company. The Company represents and warrants as follows:

            (a)          Each Borrower is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization, and has all corporate powers and all material governmental licenses, authorizations, consents and approvals required to carry on its business.

            (b)          The execution, delivery and performance by each Borrower of this Amendment and the Credit Agreement and each of the Notes, as amended hereby, are within such Borrower's corporate powers, have been duly authorized by all necessary corporate action, and do not contravene, or constitute a default under, any provision of applicable law or regulation or of the certificate of incorporation of such Borrower or of any judgment, injunction, order, decree, material agreement or other instrument binding upon such Borrower or result in the creation or imposition of any Lien on any asset of the Company or any of its Consolidated Subsidiaries.

            (c)          No authorization or approval or other action by, and no notice to or filing with, any governmental authority or regulatory body or any other third party is required for the due execution, delivery and performance by each Borrower of this Amendment or the Credit Agreement and the Notes, as amended hereby.

            (d)          This Amendment has been duly executed and delivered by each Borrower. This Amendment and each of the Notes, as amended hereby, to which such Borrower is a party are legal, valid and binding obligations of such Borrower, enforceable against such Borrower in accordance with their respective terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting the rights of creditors generally and subject to general principles of equity.

            (e)          There is no action, suit, investigation, litigation or proceeding pending against, or to the knowledge of the Company, threatened against the Company or any of its Consolidated Subsidiaries before any court or arbitrator or any governmental body, agency or official in which there is a significant probability of an adverse decision that (i) would have a Material Adverse Effect or (ii) purports to affect the legality, validity or enforceability of this Amendment, the Credit Agreement or any Note or the consummation of the transactions contemplated hereby.

                         SECTION 5.    Reference to and Effect on the Credit Agreement and the Notes.  (a)   On and after the effectiveness of this Amendment, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof" or words of like import referring to the Credit Agreement, and each reference in the Notes or the Designation Agreement relating to Ammirati Puris Lintas K.K. to "the Credit Agreement", "thereunder", "thereof" or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement, as amended by this Amendment.

(b) The Credit Agreement and the Notes, as specifically amended by this Amendment, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed.

                         (c)  The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Agent under the Credit Agreement, nor constitute a waiver of any provision of the Credit Agreement.

                         SECTION 6.    Costs and Expenses.  The Company agrees to pay on demand all costs and expenses of the Agent in connection with the preparation, execution, delivery and administration, modification and amendment of this Amendment and the other instruments and documents to be delivered hereunder (including, without limitation, the reasonable fees and expenses of counsel for the Agent) in accordance with the terms of Section 9.04 of the Credit Agreement.

                         SECTION 7.    Execution in Counterparts.  This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment by telecopier shall be effective as delivery of a manually executed counterpart of this Amendment.

SECTION 8. Governing Law. This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

THE INTERPUBLIC GROUP OF COMPANIES, INC.

By /s/ Steven Berns
Steven Berns
Title: Vice President and Treasurer

AMMIRATI PURIS LINTAS K.K.

By /s/ Steven Berns
Steven Berns
Title: Director

CITIBANK, N.A.,
as Agent and as Lender

By: /s/ Julio Ojea Quintana
Julio Ojea Quintana
Title: Director

BANK ONE, NA

By_____________________________________
Title:

BANK OF AMERICA, NA

By_____________________________________
Title:

THE BANK OF NEW YORK

By_____________________________________
Title:

BARCLAYS BANK PLC

By: /s/ Nicholas Bell
Nicholas Bell
Title: Director

JPMORGAN CHASE BANK

By: /s/ Thomas J. Cox
Thomas J. Cox
Title: Vice President

CREDIT AGRICOLE INDOSUEZ

By_____________________________________
Title:
FLEET NATIONAL BANK

By: /s/ Thomas J. Levy
Thomas J. Levy
Title: Senior Vice President

HSBC BANK USA

By: /s/ Johan Sorensson
Johan Sorensson
Title: First Vice President

ING CAPITAL (US) LLC

By: /s/ William James
William James
Title: Director

KEYBANK NATIONAL ASSOCIATION

By: /s/ Lawrence A. Mack
Lawrence A. Mack
Title: Senior Vice President

LLOYDS TSB BANK PLC

By: /s/ Windsor R. Davies
Windsor R. Davies
Title: Director

By: /s/ Catherine Rankin
Catherine Rankin
Title: Assistant Vice President

THE NORTHERN TRUST COMPANY

By: /s/ Russ Rockenbach
Russ Rockenbach
Title: Vice President

SUNTRUST BANK

By: /s/ Richard C. Wilson
Richard C. Wilson
Title: Director

WACHOVIA BANK, NATIONAL ASSOCIATION

By: /s/ Anne Sayles
Anne Sayles
Title: Director

BNP PARIBAS

By: /s/ Simone G. Vinocour McKeever
Simone G. Vinocour McKeever
Title: Vice President

By: /s/ Arnaud Collin du Bocage
Arnaud Collin du Bocage
Title: Managing Director

BANCA POPOLARE DI BERGAMO-CV Scrl

By: /s/ Riccardo Sora
Riccardo Sora
Title: Deputy General Manager

By: /s/ Carlo Re
Carlo Re
Title: Vice President

MIZUHO CORPORATE BANK, LIMITED

By: /s/ Koichi Hasegawa
Koichi Hasegawa
Title: Senior Vice President

ROYAL BANK OF CANADA

By: /s/ Chris Abe
Chris Abe
Title: Manager

WESTPAC BANKING CORPORATION

By: /s/ Lisa Porter
Lisa Porter
Title: Vice President

Exhibit 10(i)(A)(ii)

WAIVER AND AMENDMENT NO. 4 TO THE
FIVE-YEAR CREDIT AGREEMENT

Dated as of November 13, 2002

                    WAIVER AND AMENDMENT NO. 4 TO THE FIVE-YEAR CREDIT AGREEMENT (this "Amendment") among The Interpublic Group of Companies, Inc., a Delaware corporation (the "Company"), Ammirati Puris Lintas K.K., the banks, financial institutions and other institutional lenders parties to the Credit Agreement referred to below (collectively, the "Lenders") and Citibank, N.A., as agent (the "Agent") for the Lenders.

PRELIMINARY STATEMENTS:

                    (1)     The Company, the Lenders and the Agent have entered into a Five-Year Credit Agreement dated as of June 27, 2000, as amended by Amendment No. 1 dated as of June 26, 2001, Amendment No. 2 dated as of September 27, 2001 and Amendment No. 3 dated as of May 16, 2002 and as further modified by a letter agreement dated as of August 6, 2002 (the "Letter Agreement") (as amended, supplemented or otherwise modified through the date hereof, the "Credit Agreement"). Capitalized terms not otherwise defined in this Amendment have the same meanings as specified in the Credit Agreement.

(2) The Company hereby requests that Required Lenders agree to amend the Letter Agreement and the Credit Agreement as hereinafter set forth.

                    SECTION 1.     Amendments to Letter Agreement.  The Letter Agreement is, effective as of the date hereof and subject to the satisfaction of the conditions precedent set forth in Section 3, hereby amended as follows:

(a) The first sentence in the second paragraph is amended in full to read as follows:

          We have advised you that the Company will incur a non-cash charge primarily relating to or resulting from certain accounting restatements in connection with inter-company accounts in an aggregate amount of no more than $220,000,000 with respect to the fiscal quarter ended June 30, 2002 or prior periods on a cumulative basis (such incurrence, the "Event").

(b) The third sentence of the third paragraph is amended in full to read as follows:

          This waiver will terminate upon the earlier of (x) December 6, 2002 and (y) the filing by the Company with the Securities and Exchange Commission of restated financial statements in respect of the Event.

                    The amendments to the Letter Agreement contained in this Section 1 constitute the entire agreement of the parties relating to the foregoing amendments and supersede any previous understanding or agreement by the parties with respect thereto.

                    SECTION 2.     Amendments to the Credit Agreement.  The Credit Agreement is, effective as of the date hereof and subject to the satisfaction of the conditions precedent set forth in Section 3, hereby amended as follows:

                    (a)      Section 1.01 is amended by deleting the definitions of "Applicable Margin", "Applicable Percentage" and "Applicable Utilization Fee" set forth therein and replacing them, respectively, with the following new definitions thereof:

"Applicable Margin" means, as of any date, a percentage per annum determined by reference to the Public Debt Rating in effect on such date as set forth below:

Public Debt Rating S&P/Moody's	Applicable Margin for Base Rate Advances	Applicable Margin for Eurocurrency Rate Advances
Level 1 BBB+ or Baa1 or above	0.000%	0.600%
Level 2 BBB or Baa2	0.000%	0.800%
Level 3 BBB- and Baa3	0.000%	1.025%
Level 4 BBB- or Baa3	0.000%	1.250%
Level 5 BB+ and Ba1	0.200%	1.700%
Level 6 Lower than Level 5	0.400%	1.900%

"Applicable Percentage" means, as of any date, a percentage per annum determined by reference to the Public Debt Rating in effect on such date as set forth below:

Public Debt Rating S&P/Moody's	Applicable Percentage
Level 1 BBB+ or Baa1 or above	0.150%
Level 2 BBB or Baa2	0.200%
Level 3 BBB- and Baa3	0.225%
Level 4 BBB- or Baa3	0.250%
Level 5 BB+ and Ba1	0.300%
Level 6 Lower than Level 5	0.350%

                    "Applicable Utilization Fee" means, as of any date that the aggregate Advances exceed 33% of the aggregate Commitments, a percentage per annum determined by reference to the Public Debt Rating in effect on such date as set forth below:

Public Debt Rating S&P/Moody's	Applicable Utilization Fee
Level 1 BBB+ or Baa1 or above	0.125%
Level 2 BBB or Baa2	0.250%
Level 3 BBB- and Baa3	0.250%
Level 4 BBB- or Baa3	0.250%
Level 5 BB+ and Ba1	0.250%
Level 6 Lower than Level 5	0.250%

(b) Section 5.01 is amended by adding to the end thereof a new subsection (i) to read as follows:

          (i)      Subsequent Amendment. Use best efforts to deliver to the Agent a duly executed amendment to the Credit Agreement in form and substance reasonably acceptable to the Company and the Lenders on or before January 15, 2003 that will include, without limitation, limitations on the ability of the Company and its Consolidated Subsidiaries (i) to make acquisitions or investments, (ii) to make capital expenditures, (iii) to declare or pay dividends, and (iv) to repurchase shares or other debt securities.

(c) Section 5.02 is amended by adding to the end thereof a new subsection (e) to read as follows:

          (e)      Until the date of delivery of the amendment referred to in Section 5.01(i), amend, modify or change in any manner any of the Company's five Note Purchase Agreements with The Prudential Insurance Company of America or any other long-term Debt of the Company, in each case to shorten the maturity or amortization thereof, or prepay any amounts under the foregoing (other than in connection with a refinancing thereof with Debt having a maturity no sooner than the maturity of such refinanced Debt).

(d) Exhibit B-1 is amended by deleting the period at the end of clause (B), substituting therefor the word "; and" and adding immediately above the signature block a new clause (C) to read as follows:

          (C)      the proceeds of the Proposed Revolving Credit Borrowing will be used to fund known or anticipated cash requirements of the Company and its Subsidiaries in the ordinary course of their respective businesses.

(e) Exhibit B-2 is amended by deleting the period at the end of clause (c), substituting therefor the word "; and" and adding immediately above the signature block a new clause (d) to read as follows:

          (d)      the proceeds of the Proposed Competitive Bid Borrowing will be used to fund known or anticipated cash requirements of the Company and its Subsidiaries in the ordinary course of their respective businesses.

                    SECTION 3.     Conditions of Effectiveness.  This Amendment shall become effective as of the date first above written when, and only when, on or before November __, 2002 the Agent shall have received counterparts of this Amendment executed by the Company and the Required Lenders or, as to any of the Lenders, advice satisfactory to the Agent that such Lender has executed this Amendment. This Amendment is subject to the provisions of Section 9.01 of the Credit Agreement.

SECTION 4. Representations and Warranties of the Company. The Company represents and warrants as follows:

          (a)      Each Borrower is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization, and has all corporate powers and all material governmental licenses, authorizations, consents and approvals required to carry on its business.

          (b)      The execution, delivery and performance by each Borrower of this Amendment and the Credit Agreement and each of the Notes, as amended hereby, are within such Borrower's corporate powers, have been duly authorized by all necessary corporate action, and do not contravene, or constitute a default under, any provision of applicable law or regulation or of the certificate of incorporation of such Borrower or of any judgment, injunction, order, decree, material agreement or other instrument binding upon such Borrower or result in the creation or imposition of any Lien on any asset of the Company or any of its Consolidated Subsidiaries.

          (c)      No authorization or approval or other action by, and no notice to or filing with, any governmental authority or regulatory body or any other third party is required for the due execution, delivery and performance by each Borrower of this Amendment or the Credit Agreement and the Notes, as amended hereby.

          (d)      This Amendment has been duly executed and delivered by each Borrower. This Amendment and each of the Notes, as amended hereby, to which such Borrower is a party are legal, valid and binding obligations of such Borrower, enforceable against such Borrower in accordance with their respective terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting the rights of creditors generally and subject to general principles of equity.

          (e)      There is no action, suit, investigation, litigation or proceeding pending against, or to the knowledge of the Company, threatened against the Company or any of its Consolidated Subsidiaries before any court or arbitrator or any governmental body, agency or official in which there is a significant probability of an adverse decision that (i) would have a Material Adverse Effect or (ii) purports to affect the legality, validity or enforceability of this Amendment, the Credit Agreement or any Note or the consummation of the transactions contemplated hereby.

                    SECTION 5.     Reference to and Effect on the Credit Agreement and the Notes.  (a)  On and after the effectiveness of this Amendment, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof" or words of like import referring to the Credit Agreement, and each reference in the Notes or the Designation Agreement relating to Ammirati Puris Lintas K.K. to "the Credit Agreement", "thereunder", "thereof" or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement, as amended by this Amendment.

(a) The Credit Agreement and the Notes, as specifically amended by this Amendment, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed.

                    (b)      The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Agent under the Credit Agreement, nor constitute a waiver of any provision of the Credit Agreement.

                    SECTION 6.     Costs and Expenses. The Company agrees to pay on demand all costs and expenses of the Agent in connection with the preparation, execution, delivery and administration, modification and amendment of this Amendment and the other instruments and documents to be delivered hereunder (including, without limitation, the reasonable fees and expenses of counsel for the Agent) in accordance with the terms of Section 9.04 of the Credit Agreement.

                    SECTION 7.     Execution in Counterparts

. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment by telecopier shall be effective as delivery of a manually executed counterpart of this Amendment.

SECTION 8. Governing Law . This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

THE INTERPUBLIC GROUP OF COMPANIES, INC.

By /s/ Steven Berns
Steven Berns
Title: Vice President and Treasurer

AMMIRATI PURIS LINTAS K.K.

By /s/ Steven Berns
Steven Berns
Title: Director

CITIBANK, N.A.,
as Agent and as Lender

By: /s/ Julio Ojea Quintana
Julio Ojea Quintana
Title: Director

BANK ONE, NA

By: /s/ Jeffrey Lubatkin
Jeffrey Lubatkin
Title: Director

BANK OF AMERICA, NA

By: /s/ John E. Williams
John E. Williams
Title: Managing Director

THE BANK OF NEW YORK

By: /s/ Ken Sneider
Ken Sneider
Title: Vice President

BARCLAYS BANK PLC

By /s/ Nicholas Bell
Nicholas Bell
Title: Director

JPMORGAN CHASE BANK

By: /s/ Thomas J. Cox
Thomas J. Cox
Title: Vice President

CREDIT AGRICOLE INDOSUEZ

By___________________________________
Title:

FLEET NATIONAL BANK

By: /s/ Thomas J. Levy
Thomas J. Levy
Title: Senior Vice President

HSBC BANK USA

By: /s/ Johan Sorensson
Johan Sorensson
Title: First Vice President

KEYBANK NATIONAL ASSOCIATION

By: /s/ Lawrence A. Mack
Lawrence A. Mack
Title: Senior Vice President

LLOYDS TSB BANK PLC

By: /s/ Windsor R. Davies
Windsor R. Davies
Title: Director

By: /s/ Catherine Rankin
Catherine Rankin
Title: Assistant Vice President

SUNTRUST BANK

By: /s/ Richard C. Wilson
Richard C. Wilson
Title: Director

WACHOVIA BANK, NATIONAL ASSOCIATION

By: /s/ Lisa Porter
Lisa Porter
Title: Vice President

Exhibit 10(i)(B)

====================================================================================

THE INTERPUBLIC GROUP OF COMPANIES, INC.

==============================

NOTE PURCHASE AGREEMENT

==============================

7.91% Senior Notes due 2004
($25,000,000)

Dated as of May 26, 1994

====================================================================================

Table of Contents

(Not Part of Agreement)

Page
1.	AUTHORIZATION OF ISSUE OF NOTES...............................................................	1
2.	PURCHASE AND SALE OF NOTES.........................................................................	1
3.	CONDITIONS OF CLOSING.....................................................................................	1
4.	PREPAYMENTS.........................................................................................................	2
5.	AFFIRMATIVE COVENANTS..................................................................................	3
6.	NEGATIVE COVENANTS.........................................................................................	6
7.	EVENTS OF DEFAULT.............................................................................................	8
8.	REPRESENTATIONS, COVENANTS AND WARRANTIES..................................	11
9.	REPRESENTATIONS OF THE PURCHASER..........................................................	14
10.	DEFINITIONS.............................................................................................................	15
11.	MISCELLANEOUS.....................................................................................................	19
PURCHASER SCHEDULE....................................................................................................	1
EXHIBIT A	- FORM OF COMPANY NOTE
EXHIBIT B-1	- FORM OF OPINION OF COMPANY'S SPECIAL COUNSEL
EXHIBIT B-2	- FORM OF OPINION OF COMPANY'S GENERAL COUNSEL
EXHIBIT C	- FORM OF AMENDMENT NO. 4

THE INTERPUBLIC GROUP OF COMPANIES, INC.
1271 Avenue of the Americas
Rockefeller Center
New York, New York 10020

as of May 26, 1994

The Prudential Insurance Company
of America
Four Gateway Center
100 Mulberry Street
Newark, NJ 07102

Ladies and Gentlemen:

The undersigned, The Interpublic Group of Companies, Inc., a Delaware corporation (herein called the "Company"), hereby agrees with you as follows:

          1.     AUTHORIZATION OF ISSUE OF NOTES.  The Company will authorize the issue and delivery of its senior promissory notes (herein, together with any such notes which may be issued pursuant to any provision of this Agreement, and any such notes which may be issued hereunder in substitution or exchange therefor, collectively called the "Notes" and individually called a "Note") in the aggregate principal amount of $25,000,000, to be dated the date of issue thereof, to mature May 26, 2004, to bear interest on the unpaid balance thereof (payable semi-annually on the twenty-sixth (26th) day of May and November in each year) from the date thereof until the principal thereof shall have become due and payable at the rate of 7.91% per annum and on overdue principal, premium and interest at the rate specified therein, and to be substantially in the form of Exhibit A attached hereto.

          2.     PURCHASE AND SALE OF NOTES.  Subject to the terms and conditions herein set forth, the Company hereby agrees to sell to you and you agree to purchase from the Company the Notes in the aggregate principal amount set forth opposite your name in the Purchaser Schedule attached hereto at 100% of such aggregate principal amount. The Company will deliver to you, at the Company's offices at 1271 Avenue of the Americas, Rockefeller Center, New York, New York 10020, one or more Notes registered in your name, evidencing the aggregate principal amount of Notes to be purchased by you and in the denomination or denominations specified with respect to you in the Purchaser Schedule attached hereto, against payment of the purchase price thereof by transfer of immediately available funds for credit to the Company's account #143-46-358 at Morgan Guaranty Trust Company of New York, 60 Wall Street, New York, New York, ABA #021000238, on the date of closing, which shall be May 26, 1994 or any other date upon which the Company and you may mutually agree (herein called the "closing" or the "date of closing").

          3.     CONDITIONS OF CLOSING.  Your obligation to purchase and pay for the Notes to be purchased by you hereunder is subject to the satisfaction, on or before the date of closing, of the following conditions:

          3A.     Opinion of Purchaser's Special Counsel.  You shall have received from Sabrina M. Coughlin, Assistant General Counsel of The Prudential insurance Company of America ("Prudential"), who is acting as special counsel for you in connection with this transaction, a favorable opinion reasonably satisfactory to you as to such matters incident to the matters herein contemplated as you may reasonably request.

          3B.     Opinion of the Company's Counsel.  You shall have received from Cleary, Gottlieb, Steen & Hamilton, special counsel for the Company, and Christopher Rudge, Esq., Senior Vice President, General Counsel and Secretary of the Company, favorable opinions reasonably satisfactory to you and substantially in the forms of Exhibits B-1 and B-2 attached hereto.

          3C.     Representations and Warranties; No Default.  The representations and warranties contained in paragraph 8 shall be true on and as of the date of closing, except to the extent of changes caused by the transactions herein contemplated; there shall exist on the date of closing no Event of Default or Default; and the Company shall have delivered to you an Officer's Certificate, dated the date of closing, to both such effects.

          3D.     Purchase Permitted by Applicable Laws.  The purchase of and payment for the Notes to be purchased by you on the date of closing on the terms and conditions herein provided (including the use of the proceeds of such Notes by the Company) shall not violate any applicable law or governmental regulation (including, without limitation, section 5 of the Securities Act or Regulation G, T or X of the Board of Governors of the Federal Reserve System) and shall not subject you to any tax, penalty or liability under or pursuant to any applicable law or governmental regulation relating to the extension of credit or the making of investments, and you shall have received such certificates or other evidence as you may reasonably request to establish compliance with this condition.

          3E.     Proceedings.  All corporate and other proceedings taken or to be taken in connection with the transactions contemplated hereby and all documents incident thereto shall be reasonably satisfactory in substance and form to you, and you shall have received all such counterpart originals or certified or other copies of such documents as you may reasonably request.

          3F.     Amendment. Each of Prudential Property and Casualty Insurance Company ("PruPac") and Prudential shall have received Amendment No. 4 to the Note Purchase Agreement dated as of August 20, 1991 among the Company, McCann-Erickson Advertising of Canada Ltd. ("McCann"), MacLaren Lintas Inc. ("MacLaren Lintas"), PruPac and Prudential duly executed by each of the Company, McCann and MacLaren Lintas and in the form attached hereto as Exhibit C.

3G. Payment of Fees. Prudential shall have received in immediately available funds a $25,000 structuring fee.

4. PREPAYMENTS. The Notes shall be subject to optional prepayment as provided in paragraph 4A.

          4A.     Optional Prepayment with Yield-Maintenance Premium.  The Notes shall be subject to prepayment in whole at any time or from time to time in part (in multiples of $500,000), at the option of the Company at 100% of the principal amount so prepaid plus interest thereon to the prepayment date and the Yield Maintenance Premium, if any, with respect to each such Note.

          4B.     Notice of Optional Prepayment.  The Company shall give each holder of such Notes irrevocable written notice of any prepayment pursuant to paragraph 4A not less than 10 Business Days prior to the prepayment date, specifying such prepayment date and the principal amount of the Notes, and of the Notes held by such holder, to be prepaid on such date and stating that such prepayment is to be made pursuant to paragraph 4A Notice of prepayment having been given as aforesaid, the principal amount of the Notes specified in such notice, together with interest thereon to the prepayment date and together with the premium, if any, herein provided, shall become due and payable on such prepayment date.

          4C.     Partial Payments Pro Rata.  Upon any partial prepayment of the Notes pursuant to paragraph 4A, the principal amount so prepaid of the Notes shall be allocated among the Notes at the time outstanding (including, for the purpose of this paragraph 4C only, all Notes prepaid or otherwise retired or purchased or otherwise acquired by the Company or any of its Subsidiaries or Affiliates other than by prepayment pursuant to paragraph 4A) in proportion to the respective outstanding principal amounts thereof 4.

          4D.     Retirement of Notes. The Company shall not, and shall not permit any of its Subsidiaries or Affiliates to, prepay or otherwise retire in whole or in part prior to their stated final maturity (other than by prepayment pursuant to paragraph 4A or upon acceleration of such final maturity pursuant to paragraph 7A), or purchase or otherwise acquire, directly or indirectly, Notes held by any holder unless the Company, such Subsidiary or such Affiliate shall have offered to prepay or otherwise retire or purchase or otherwise acquire, as the case may be, the same proportion of the aggregate principal amount of Notes held by each other holder of Notes at the time outstanding upon the same terms and conditions. Any Notes so prepaid or otherwise retired or purchased or otherwise acquired by the Company or any of its Subsidiaries or Affiliates shall not be deemed to be outstanding for any purpose under this Agreement, except as provided in paragraph 4C.

5. AFFIRMATIVE COVENANTS.

5A. Financial Statements. The Company covenants that it will deliver to each holder of a Note:

          (i)       as soon as practicable and in any event within 50 days after the end of each quarterly period (other than the last quarterly period) in each fiscal year, an unaudited consolidated statement of income and retained earnings and statement of cash flows of the Company and its Consolidated Subsidiaries for the period from the beginning of the current fiscal year to the end of such quarterly period, and an unaudited consolidated balance sheet of the Company and its Consolidated Subsidiaries as at the end of such quarterly period, setting forth in each case in comparative form figures for the corresponding period in the preceding fiscal year, all in reasonable detail and certified, subject to changes resulting from year-end adjustments, as to fairness of presentation, generally accepted accounting principles (other than as to footnotes) and consistency by the chief financial officer or chief accounting officer of the Company (except to the extent of any change described therein and permitted by generally accepted accounting principles);

          (ii)       as soon as practicable and in any event within 95 days after the end of each fiscal year, a consolidated statement of income and retained earnings and statement of cash flows of the Company and its Consolidated Subsidiaries for such year, and a consolidated balance sheet of the Company and its Consolidated Subsidiaries as at the end of such year, setting forth in each case in comparative form corresponding consolidated figures from the preceding annual audit, and all reported on by Price Waterhouse or other independent public accountants of recognized standing selected by the Company whose report shall state that such audit shall have been conducted by them in accordance with generally accepted auditing standards;

          (iii)       promptly upon distribution thereof to shareholders of the Company, copies of all such financial statements, proxy statements, notices and reports so distributed, and promptly upon filing thereof, copies of all registration statements (other than exhibits or any registration statement on Form S-8, or other equivalent substitute form, under the Securities Act) and all reports which it files with the Securities and Exchange Commission (or any governmental body or agency succeeding to the functions of the Securities and Exchange Commission);

          (iv)       with reasonable promptness, such other information with respect to the business and consolidated financial position of the Company and its Consolidated Subsidiaries as such holder may reasonably request;

          (v)       within five (5) days of the chief executive officer, chief operating officer, principal financial officer or principal accounting officer of the Company obtaining knowledge of any condition or event known by such person to constitute a continuing Default, an Officer's Certificate specifying the nature thereof and, within five (5) days thereafter, an Officer's Certificate specifying what action the Company proposes to take with respect thereto; and

          (vi)       promptly following the chief executive officer, chief operating officer, principal financial officer or principal accounting officer of the Company obtaining knowledge that any member of the Controlled Group (a) has given or is required to give notice to the PBGC of any "reportable event" (as defined in Section 4043 of ERISA) with respect to any Plan which might constitute grounds for a termination of such Plan under Title IV of ERISA, or that the plan administrator of any Plan has given or is required to give notice of any such reportable event, a copy of the notice of such reportable event given or required to be given to the PBGC, (b) has received notice of complete or partial withdrawal liability under Title IV of ERISA, a copy of such notice, or (c) has received notice from the PBGC under Title IV of ERISA of an intent to terminate or appoint a trustee to administer any Plan, a copy of such notice;

provided, however, that the Company shall be deemed to have satisfied its obligations under clauses (i) and (ii) above if and to the extent that the Company has provided to each holder of a Note pursuant to clause (iii) periodic reports (on Forms 10-Q and 10-K) required to be filed by the Company with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934 for the quarterly and annual periods described in such clauses (i) and (ii).

Together with each delivery of financial statements required by clauses (i) and (ii) above, the Company will deliver an Officer's Certificate with computations in reasonable detail to establish whether the Company was in compliance on the date of such financial statements with the provisions of paragraphs 6A through 6C and stating whether, to the knowledge of the individual signing such Certificate after having exercised reasonable diligence to ascertain the relevant facts, there exists a continuing Default, and, if any Default exists, specifying the nature thereof and what action the Company proposes to take with respect thereto.

5B. Books and Records; Inspection of Property.

          (i)       The Company will maintain or cause to be maintained the books of record and account of the Company and each Consolidated Subsidiary, in good order in accordance with sound business practice so as to permit its financial statements to be prepared in accordance with generally accepted accounting principles.

          (ii)       The Company will permit any Person designated by any holder of Notes in writing, at such holder's expense, to visit and inspect any of the properties of and to examine the corporate books and financial records of the Company and make copies thereof or extracts therefrom and to discuss the affairs, finances and accounts of the Company with its principal officers and its independent public accountants, all at such reasonable times and as often as such holder may reasonably request.

          (iii)       With the consent of the Company (which consent will not be unreasonably withheld) or, if an Event of Default has occurred and is continuing, without the requirement of any such consent, the Company will permit any Person designated by any holder of Notes in writing, at such holder's expense, to visit and inspect any of the properties of and to examine the corporate books and financial records of any Consolidated Subsidiary and make copies thereof or extracts therefrom and to discuss the affairs, finances and accounts of such Consolidated Subsidiary with its and the Company's principal officers and the Company's independent public accountants, all at such reasonable times and as often as such holder may reasonably request.

          5C.     Maintenance of Property; Insurance.  The Company will maintain or cause to be maintained in good repair, working order and condition all properties used and useful in the business of the Company and each Consolidated Subsidiary and from time to time will make or cause to be made all appropriate repairs, renewals and replacement thereof, except where the failure to do so would not have a material adverse effect on the Company and its Consolidated Subsidiaries taken as a whole.

                     The Company will maintain or cause to be maintained, for itself and its Consolidated Subsidiaries, all to the extent material to the Company and its Consolidated Subsidiaries taken as a whole, physical damage insurance on all real and personal property on an all risks basis, covering the repair and replacement cost of all such property and consequential loss coverage for business interruption and extra expense, public liability insurance in an amount not less than $10,000,000 and such other insurance of the kinds customarily insured against by corporations of established reputation engaged in the same or similar business and similarly situated, of such type and in such amounts as are customarily carried under similar circumstances.

          5D.     Conduct of Business and Maintenance of Existence. The Company and its Consolidated Subsidiaries will continue to be predominantly engaged in business of the same general type as is now conducted by the Company and its Consolidated Subsidiaries. Except as otherwise permitted by paragraph 6E, the Company will at all times preserve and keep in full force and effect its corporate existence, and rights and franchises material to its business, and (to the extent material to the Company and its Consolidated Subsidiaries taken as a whole) those of each of its Consolidated Subsidiaries, and will qualify, and cause each Consolidated Subsidiary to qualify, to do business in any jurisdiction where the failure to do so would have a material adverse effect on the Company and its Consolidated Subsidiaries taken as a whole.

          5E.     Compliance with Laws.  The Company will comply, and cause each Consolidated Subsidiary to comply, in all material respects, with the requirements of all applicable laws, ordinances, rules, regulations, and requirements of any governmental authority (including, without limitation, ERISA and the rules and regulations thereunder), except where the necessity of compliance therewith is contested in good faith by appropriate proceedings or where the failure to comply would not have a material adverse affect upon the Company and its Consolidated Subsidiaries taken as a whole.

          5F.     Information Required by Rule 144A.  The Company covenants that it will, upon the request of the holder of any Note, provide such holder, and any qualified institutional buyer designated by such holder, such financial and other information as such holder may reasonably determine to be necessary in order to permit compliance with the information requirements of Rule 144A under the Securities Act in connection with the resale of Notes, except at such times as the Company is subject to the reporting requirements of section 13 or 15(d) of the Exchange Act. For the purpose of this paragraph 5F, the term "qualified institutional buyer" shall have the meaning specified in Rule 144A under the Securities Act.

          5G.     Rank of Notes.  The Company agrees that its obligations under this Agreement and the Notes shall rank at least pari passu with all other unsecured senior obligations of the Company now or hereafter existing.

6. NEGATIVE COVENANTS.

          6A.     Cash Flow to Total Borrowed Funds.  The Company will not permit the ratio of Cash Flow to Total Borrowed Funds to be less than 0.25 for any consecutive four quarters, such ratio to be calculated at the end of each fiscal quarter, on a trailing four quarter basis.

6B. Total Borrowed Funds to Consolidated Net Worth. The Company will not permit Total Borrowed Funds to exceed 85% of Consolidated Net Worth at the end of any quarter.

          6C.     Minimum Consolidated Net Worth.  The Company will not permit Consolidated Net Worth at any time to be less than the sum of (i) $250,000,000 and (ii) 25% of the consolidated net income of the Company for all fiscal quarters ending on or after December 31, 1990 in which consolidated net income is a positive number.

          6D.     Negative Pledge.  The Company covenants that neither it nor any Consolidated Subsidiary will create, assume or suffer to exist any Lien upon any of its property or assets, whether now owned or hereafter acquired; provided, however, that the foregoing restriction and limitation shall not apply to the following Liens:

(i) Liens existing on the date hereof;

(ii) any Lien existing on any asset of any corporation at the time such corporation becomes a Consolidated Subsidiary and not created in contemplation of such event;

          (iii)       any Lien on any asset securing Debt incurred or assumed for the purpose of financing all or any part of the cost of acquiring such asset, provided that such Lien attached to such asset concurrently with or within 90 days after the acquisition thereof;

          (iv)       any Lien on any asset of any corporation existing at the time such corporation is merged or consolidated with the Company or a Consolidated Subsidiary and not created in contemplation of such event;

(v) any Lien existing on any asset prior to the acquisition thereof by the Company or a Consolidated Subsidiary and not created in contemplation of such acquisition;

          (vi)       Liens created in connection with Capitalized Lease Obligations, but only to the extent that such Liens encumber property financed by such Capitalized Lease Obligation and the principal component of such Capitalized Lease Obligation is not increased;

          (vii)       Liens arising in the ordinary course of its business which (i) do not secure Debt and (ii) do not in the aggregate materially impair the operation of the business of the Company and its Consolidated Subsidiaries taken as a whole;

          (viii)       any Lien arising out of the refinancing, extension, renewal or refunding of any Debt secured by any Lien permitted by any of the foregoing clauses of this Section, provided that such Debt is not increased and is not secured by any additional assets;

          (ix)       Liens securing taxes, assessments, fees or other governmental charges or levies, Liens securing the claims of materialmen, mechanics, carriers, landlords, warehousemen and similar Persons, Liens incurred in the ordinary course of business in connection with workmen's compensation, unemployment insurance and other similar laws, Liens to secure surety, appeal and performance bonds and other similar obligations not incurred in connection with the borrowing of money, and attachment, judgment and other similar Liens arising in connection with court proceedings so long as the enforcement of such Liens is effectively stayed and the claims secured thereby are being contested in good faith by appropriate proceedings;

(x) any Lien on property arising in connection with, and which is the subject of, a securities repurchase transaction; and

(xi) Liens not otherwise permitted by the foregoing clauses of this paragraph 6D securing Debt in an aggregate principal amount at any time outstanding not to exceed 10% of Consolidated Net Worth.

          6E.     Consolidations, Mergers and Sales of Assets.  The Company covenants that it will not, and will not permit any Consolidated Subsidiary to, be a party to any merger or consolidate with any other corporation or sell, lease or transfer or otherwise dispose of all or substantially all of its assets except that

(i) any Consolidated Subsidiary may merge or consolidate with, or sell, lease, transfer or otherwise dispose of all or substantially all of its assets to, any other Consolidated Subsidiary; and

(ii) any Consolidated Subsidiary may merge or consolidate with, or sell, lease, transfer or otherwise dispose of all or substantially all of its assets to, the Company; and

          (iii)       the Company and any Consolidated Subsidiary may merge or consolidate with or sell, lease, transfer or otherwise dispose of all or substantially all of its assets to, any other Person (a "Transaction"); provided, however, that (a) in the case of a Transaction involving the Company, either (x) the Company shall be the continuing or surviving corporation or (y) the continuing or surviving corporation or the transferee of such assets shall be a corporation organized under the laws of the United States or Canada and such continuing or surviving corporation or transferee shall expressly assume in a writing (in a form reasonably satisfactory to the Required Holder(s)) all of the Company's obligations under this Agreement and the Notes, and (b) immediately after such merger, consolidation or transfer no Default or Event of Default shall exist.

7. EVENTS OF DEFAULT.

          7A.     Acceleration.  If any of the following events shall occur and be continuing for any reason whatsoever (and whether such occurrence shall be voluntary or involuntary or come about or be effected by operation of law or otherwise):

(i) the Company defaults in the payment of any principal of or premium on any Note when the same shall become due, either by the terms thereof or otherwise as herein provided; or

(ii) the Company defaults in the payment of any interest on any Note for more than five (5) days after the date due; or

          (iii)       the Company or any Significant Subsidiary or Significant Group of Subsidiaries defaults in any payment of principal of or interest on any other obligation for money borrowed (or any Capitalized Lease Obligation, any obligation under a purchase money mortgage, conditional sale or other title retention agreement or any obligation under notes payable or drafts accepted representing extensions of credit) beyond any period of grace provided with respect thereto, or the Company or any Significant Subsidiary or Significant Group of Subsidiaries fails to perform or observe any other agreement, term or condition contained in any agreement under which any such obligation is created (or if any other event thereunder or under any such agreement shall occur and be continuing), and the effect of such payment default, failure or other event is to cause, or to permit the holder or holders of such obligation (or a trustee on behalf of such holder or holders) to cause, such obligation to become due or to require the purchase thereof prior to any stated maturity, provided that the aggregate amount of all obligations as to which such a payment default shall occur and be continuing or such a failure or other event causing or permitting acceleration shall occur and be continuing exceeds $10,000,000; or

(iv) any representation or warranty made by the Company herein or in any certificate furnished pursuant to this Agreement shall be false in any material respect on the date as of which made; or

(v) the Company fails to perform or observe any agreement contained in paragraph 6A, 6B, 6C or 6E; or

          (vi)       the Company fails to perform or observe any other agreement, term or condition contained herein and such failure shall not be remedied within 30 days after the Company shall have received notice thereof; or

          (vii)       the Company or any Significant Subsidiary or Significant Group of Subsidiaries makes a general assignment for the benefit of creditors or is generally not paying its debts as such debts become due; or

          (viii)       the Company or any Significant Subsidiary or Significant Group of Subsidiaries shall commence a voluntary case or other proceeding seeking liquidation, reorganization or other relief with respect to itself or its debts under any bankruptcy, insolvency or other similar law now or hereafter in effect or seeking the appointment of a trustee, receiver, liquidator, custodian or other similar official of it or any substantial part of its property, or shall consent to any such relief or to the appointment of or taking possession by any such official in an involuntary case or other proceeding commenced against it; or

          (ix)       an involuntary case or other proceeding shall be commenced against the Company or any Significant Subsidiary or Significant Group of Subsidiaries seeking liquidation, reorganization or other relief with respect to it or its debts under any bankruptcy, insolvency or other similar law now or hereafter in effect or seeking the appointment of a trustee, receiver, liquidator, custodian or other similar official of it or any substantial part of its property, and such involuntary case or other proceeding shall remain undismissed and unstayed for a period of 60 days; or

(x) an order for relief shall be entered against the Company or any Significant Subsidiary or Significant Group of Subsidiaries under the federal bankruptcy laws as now or hereafter in effect; or

          (xi)       any order, judgment or decree is entered in any proceedings against the Company in a court of competent jurisdiction of the United States (or a State or other jurisdiction thereof) or Canada (or a Province or other jurisdiction thereof) decreeing the dissolution of the Company and such order, judgment or decree remains unstayed and in effect for more than 60 days; or

          (xii)       the Company or any other member of the Controlled Group shall fail to pay when due any amount or amounts aggregating in excess of $1,000,000 which it shall have become liable to pay to the PBGC or to a Plan under Title IV of ERISA (except where such liability is contested in good faith by appropriate proceedings as permitted under paragraph 5E); or notice of intent to terminate a Plan or Plans (other than any multi-employer plan or multiple employer plan, within the meaning of Section 4001(a)(3) or 4063, respectively, of ERISA) having unfunded benefit liabilities (within the meaning of Section 4001(a)(18) of ERISA) in excess of $25,000,000 shall be filed under Title IV of ERISA by any member of the Controlled Group, any plan administrator or any combination of the foregoing; or the PBGC shall institute proceedings under Title IV of ERISA to terminate or to cause a trustee to be appointed to administer any such Plan; or

          (xiii)       final judgment in an amount in excess of $10,000,000 is rendered against the Company or any Significant Subsidiary or Significant Group of Subsidiaries and, within 90 days after entry thereof, such judgment is not discharged or satisfied or execution thereof stayed pending appeal, or within 90 days after the expiration of any such stay, such judgment is not discharged or satisfied;

then (a) if such event is an Event of Default specified in clause (viii), (ix) or (x) of this paragraph 7A with respect to the Company, all of the Notes at the time outstanding shall automatically become immediately due and payable at par together with interest accrued thereon, without presentment, demand, protest or notice of any kind, all of which are hereby waived by the Company and (b) if such event is any other Event of Default, the Required Holder(s) may at its or their option, by notice in writing to the Company, declare all of the Notes to be, and all of the Notes shall thereupon be and become immediately due and payable together with interest accrued thereon and together with the Yield-Maintenance Premium, if any, with respect to each Note without presentment, demand, protest or other notice of any kind, all of which are hereby waived by the Company; provided that the Yield-Maintenance Premium, if any, with respect to each such Note shall be due and payable upon such declaration only if (x) such event is an Event of Default specified in any of clauses (i) to (vi), inclusive, or clause (xii) or (xiii) of this paragraph 7A, (y) the Required Holders shall have given to the Company at least 10 Business Days before such declaration written notice stating their intention so to declare such Notes to be due and payable and identifying one or more such Events of Default the occurrence of which on or before the date of such notice permits such declaration and (z) one or more of the Events of Default so identified shall be continuing at the time of such declaration.

It is agreed that Repurchase Transactions are not deemed to create obligations which may give rise to an Event of Default under clause (iii) of this paragraph 7A, provided that the aggregate face amount of all Treasury securities involved in all such Repurchase Transactions at no time exceeds 15% of the Company's consolidated total assets (as reported on the audited statement of financial condition of the Company most recently filed with the Securities and Exchange Commission by the Company prior to the inception of such a Repurchase Transaction) after giving effect to such proposed Repurchase Transaction.

          7B.     Other Remedies.  If any Event of Default or Default shall occur and be continuing, the holder of any Note may proceed to protect and enforce its rights under this Agreement and such Note by exercising such remedies as are available to such holder in respect thereof under applicable law, either by suit in equity or by action at law, or both, whether for specific performance of any covenant or other agreement contained in this Agreement or in aid of the exercise of any power granted in this Agreement. No remedy conferred in this Agreement upon the holder of any Note is intended to be exclusive of any other remedy, and each and every such remedy shall be cumulative and shall be in addition to every other remedy conferred herein or now or hereafter existing at law or in equity or by statute or otherwise.

          7C.     Rescission of Acceleration.  At any time after any declaration of acceleration of any of the Notes shall have been made pursuant to paragraph 7A by any holder or holders of such Notes, and before a judgment or decree for the payment of money due has been obtained by such holder or holders, the Required Holder(s) may, by written notice to the Company and to the other holders of such Notes, rescind and annul such declaration and its consequences, provided that (i) the principal of and interest on the Notes which shall have become due otherwise than by such declaration of acceleration shall have been duly paid, and (ii) all Events of Default other than the nonpayment of principal of and interest on the Notes which have become due solely by such declaration of acceleration, shall have been cured or waived by the Required Holder(s). No rescission or annulment referred to above shall affect any subsequent Default or any right, power or remedy arising out of such subsequent Default.

8. REPRESENTATIONS, COVENANTS AND WARRANTIES. The Company represents, covenants and warrants:

          8A.     Organization.  The Company is a corporation duly organized and existing in good standing under the laws of the State of Delaware, and has the corporate power and all material governmental licenses, authorizations, consents and approvals required to own its property and to carry on its business as now being conducted.

          8B.     Corporate Authorization; Governmental Authorization; Contravention.  (i) The Company has the corporate power and authority to execute, deliver and perform this Agreement and has taken all necessary corporate action to authorize the execution, delivery and performance of this Agreement. The Company has the corporate authority to issue and sell the Notes and has taken all necessary corporate action to authorize the issuance of and sale of the Notes on the terms and conditions of this Agreement.

          (ii)       None of the offering, issuance, sale and delivery of the Notes, and fulfillment of or compliance with the terms and provisions hereof or of the Notes, by the Company requires any authorization, consent, approval, exemption or other action by or notice to or filing with any court or administrative or governmental body (other than routine filings after the date of closing with the Securities and Exchange Commission and/or state Blue Sky authorities).

          (iii)       Neither the execution, delivery or performance of this Agreement and the Notes nor the offering, issuance and sale of the Notes, nor fulfillment or any compliance with the terms and provisions hereof and thereof, will conflict with, or result in a breach of the terms, conditions or provisions of, or constitute a default under, or result in any violation of, or result in the creation of any Lien upon any of the properties or assets of the Company or any Consolidated Subsidiary pursuant to, the charter or by-laws of the Company or any Consolidated Subsidiary, any award of any arbitrator or any material agreement (including any agreement with stockholders), instrument, order, judgment, decree, statute, law, rule or regulation to which the Company or any Consolidated Subsidiary is subject.

          8C.     Binding Effect.  Each of the Agreement and the Notes constitutes, or when executed and delivered will constitute, a legal, valid and binding obligation of the Company in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium and other similar laws affecting creditors' rights generally, and subject to general principles of equity (regardless of whether enforceability is considered in a proceeding in equity or at law).

8D. Business; Financial Statements. The Company has furnished you with the following documents and financial statements:

          (i)       The following financial statements of the Company: the audited consolidated balance sheets of the Company and its consolidated Subsidiaries as of December 31, 1993, 1992 and 1991 and the related Consolidated statements of earnings and retained earnings and statement of cash flows for the three year period ended December 31, 1993, reported on by Price Waterhouse. The financial statements referred to in this subparagraph (i) are herein collectively referred to as the "Historical Financial Statements."

          (ii)       The Company's Annual Report on Form 10-K for the year ended December 31, 1993, 1992 and 1991 and its Quarterly Report on form 10-Q for the quarter ended March 31, 1994, in each case as filed with the Securities and Exchange Commission. The reports referred to in this subparagraph (ii) are herein collectively referred to as the "Public Documents."

The Historical Financial Statements (including any related schedules and/or notes) fairly present the consolidated financial position and the consolidated results of operations and consolidated cash flows of the corporations described therein at the dates and for the periods shown, all in conformity with generally accepted accounting principles applied on a consistent basis (except as otherwise therein or in the notes thereto stated) throughout the periods involved. There has been no material adverse change in the business, condition (financial or otherwise) or operations of the Company and its Consolidated Subsidiaries taken as a whole since December 31, 1993 other than as the result of the recognition of post-employment benefit costs. The Public Documents have been prepared in all material respects in conformity with the rules and regulations of the Securities and Exchange Commission applicable thereto and set forth an accurate description in all material respects of the business conducted by the Company and its Consolidated Subsidiaries and the properties owned and operated in connection therewith.

          8E.     Actions Pending.  There is no action, suit or proceeding pending or, to the knowledge of the Company, threatened against the Company or any of its Consolidated Subsidiaries by or before any court, arbitrator or administrative or governmental body in which there is a significant probability of an adverse decision which, if adversely decided, would result in any material adverse change in the business, condition (financial or otherwise) or operations of the Company and its Consolidated Subsidiaries taken as a whole or which in any manner draws into question the validity of this Agreement or any Note.

          8F.     Compliance with ERISA.  Each member of the Controlled Group has fulfilled its obligations under the minimum funding standards of ERISA and the Code with respect to each Plan and is in compliance in all material respects with the presently applicable provisions of ERISA and the Code except where the failure to comply would not have a material adverse effect on the Company and its Consolidated Subsidiaries taken as a whole, and has not incurred any unsatisfied material liability to the PBGC or a Plan under Title IV of ERISA other than a liability to the PBGC for premiums under Section 4007 of ERISA.

          8G.     Taxes.  United States Federal income tax returns of the Company and its Consolidated Subsidiaries have been examined and closed through the fiscal year ended December 31, 1985. The Company has and each of its Consolidated Subsidiaries has filed all Federal and other material income tax returns which, to the best knowledge of the officers of the Company, are required to be filed, and each has paid all taxes as shown on such returns and on all assessments received by it to the extent that such taxes have become due except for those which are being contested in good faith by the Company or the Consolidated Subsidiary, as the case may be. The charges and accruals and reserves on the books of the Company and its Consolidated Subsidiaries in respect of taxes or other governmental charges are, in the opinion of the Company, adequate.

          8H.     Subsidiaries; Qualifications.  Each of the Company's Consolidated Subsidiaries is a corporation duly organized and existing in good standing under the laws of its jurisdiction of incorporation, and the Company and its Consolidated Subsidiaries have such corporate powers and all such governmental licenses, authorizations, consents and approvals required to own their respective properties and to carry on their respective business as now being conducted, all to the extent material to the Company and its Consolidated Subsidiaries taken as a whole.

          8I.     Offering of Notes.  Neither the Company nor any agent authorized to act on its behalf has, directly or indirectly, offered the Notes, or any similar security of the Company for sale to, or solicited any offers to buy the Notes or any similar security of the Company from, or otherwise approached or negotiated with respect thereto with, any Person other than not more than 10 institutional investors, and neither the Company nor any agent authorized to act on its behalf has taken or will take any action which would subject the issuance or sale of the Notes to the provisions of section 5 of the Securities Act or to the provisions of any securities or Blue Sky law of any applicable jurisdiction.

          8J.     Regulation G, etc.  The proceeds of sale of the Notes will be used to refinance a portion of the Company's short-term borrowings. None of such proceeds will be used, directly or indirectly, for the purpose, whether immediate, incidental or ultimate, of purchasing or carrying any "margin stock" as defined in Regulation G (12 CFR Part 207) of the Board of Governors of the Federal Reserve System (herein called "margin stock") or for the purpose of maintaining, reducing or retiring any indebtedness which was originally incurred to purchase or carry any stock that is then currently a margin stock or for any other purpose which might constitute this transaction a "purpose credit" within the meaning of such Regulation G. Neither the Company nor any agent acting on its behalf has taken or will take any action which might cause this Agreement or the Notes to violate Regulation G, Regulation T or any other regulation of the Board of Governors of the Federal Reserve System or to violate the Securities Exchange Act of 1934, as amended, in each case as in effect now or as the same may hereafter be in effect.

          8K.     Disclosure.  The Historical Financial Statements and the Public Documents (as of the respective dates thereof and when taken as a whole) do not contain any untrue statement of a material fact and do not omit to state a material fact necessary in order to make the statements contained therein not misleading.

          8L.     Title to Properties. The Company has and each of its Consolidated Subsidiaries has good and marketable title to its respective real properties (other than properties which it leases) and good title to all of its other respective properties and assets, except where the failure to have such title would not have a material adverse effect on the Company and its Consolidated Subsidiaries taken as a whole, subject to no Lien of any kind except Liens permitted by paragraph 6D. All leases necessary in any material respect for the conduct of the respective businesses of the Company and its Consolidated Subsidiaries are valid and subsisting and are in full force and effect, except where the failure to be so in effect would not have a material adverse effect on the Company and its Consolidated Subsidiaries taken as a whole.

          9.     REPRESENTATIONS OF THE PURCHASER.  By acceptance of the Notes, you hereby acknowledge that the Notes have not been registered under the Securities Act and may not be sold, offered for sale or otherwise transferred except pursuant to an exemption from such registration requirements. You represent, and in making this sale to you it is specifically understood and agreed, that you are not acquiring the Notes to be purchased by you hereunder with a view to or for sale in connection with any distribution thereof within the meaning of the Securities Act, provided that the disposition of your property shall at all times be and remain within your control. You further acknowledge that you are a "qualified institutional buyer" as that term is defined in Rule 144A under the Securities Act. You also represent that no part of the funds being used by you to pay the purchase price of the Notes being purchased by you hereunder constitutes assets allocated to any separate account maintained by you in which any employee benefit plan participates. For the purpose of this paragraph 9, the terms "separate account" and "employee benefit plan" shall have the respective meanings specified in section 3 of ERISA.

10. DEFINITIONS. The following terms shall have the meanings specified with respect thereto below:

10A. Yield-Maintenance Terms.

          "Called Principal" shall mean, with respect to any Note, the principal of such Note that is to be prepaid pursuant to paragraph 4A (any partial prepayment being applied in satisfaction of required payments of principal in inverse order of their scheduled due dates) or is declared to be immediately due and payable pursuant to paragraph 7A, as the context requires.

          "Discounted Value" shall mean, with respect to the Called Principal of any Note, the amount obtained by discounting all Remaining Scheduled Payments with respect to such Called Principal from their respective scheduled due dates to the Settlement Date with respect to such Called Principal, in accordance with accepted financial practice and at a discount factor (applied on a semiannual basis) equal to the Reinvestment Yield with respect to such Called Principal.

          "Reinvestment Yield" shall mean, with respect to the Called Principal of any Note, the yield to maturity implied by (i) the yields reported, as of 10:00 A.M. (New York City time) on the Business Day next preceding the Settlement Date with respect to such Called Principal, on the display designated as "Page 678" on the Telerate Service (or such other display as may replace Page 678 on the Telerate Service) for actively traded U.S. Treasury securities having a maturity equal to the Remaining Average Life of such Called Principal as of such Settlement Date, or if such yields shall not be reported as of such time or the yields reported as of such time shall not be ascertainable, (ii) the Treasury Constant Maturity Series yields reported, for the latest day for which such yields shall have been so reported as of the Business Day next preceding the Settlement Date with respect to such Called Principal, in Federal Reserve Statistical Release H.15 (519) (or any comparable successor publication) for actively traded U.S. Treasury securities having a constant maturity equal to the Remaining Average Life of such Called Principal as of such Settlement Date. Such implied yield shall be determined, if necessary, by (a) converting U.S. Treasury bill quotations to bond-equivalent yields in accordance with accepted financial practice and (b) interpolating linearly between reported yields.

          "Remaining Average Life" shall mean, with respect to the Called Principal of any Note, the number of years (calculated to the nearest one-twelfth year) obtained by dividing (i) such Called Principal (ii) the sum of the products obtained by multiplying (a) each Remaining Scheduled Payment of such Called Principal (but not of interest thereon) by (b) the number of years (calculated to the nearest one-twelfth year) which will elapse between the Settlement Date with respect to such Called Principal and the scheduled due date of such Remaining Scheduled Payment.

          "Remaining Scheduled Payments" shall mean, with respect to the Called Principal of any Note, all payments of such Called Principal and interest thereon that would be due on or after the Settlement Date with respect to such Called Principal if no payment of such Called Principal were made prior to its scheduled due date.

          "Settlement Date" shall mean, with respect to the Called Principal of any Note, the date on which such Called Principal is to be prepaid pursuant to paragraph 4A or is declared to be immediately due and payable pursuant to paragraph 7A, as the context requires.

          "Yield-Maintenance Premium" shall mean, with respect to any Note, a premium equal to the excess, if any, of the Discounted Value of the Called Principal of such Note over the sum of (i) such Called Principal plus (ii) interest accrued thereon as of (including interest due on) the Settlement Date with respect to such Called Principal. The Yield-Maintenance Premium shall in no event be less than zero.

10B. Other Terms.

          "Affiliate" shall mean any Person directly or indirectly controlling, controlled by, or under direct or indirect common control with, the Company, except a Subsidiary. A Person shall be deemed to control a corporation if such Person possesses, directly or indirectly, the power to direct or cause the direction of the management and policies of such corporation, whether through the ownership of voting securities, by contract or otherwise.

"Business Day" shall mean any day other than a Saturday, a Sunday or a day on which commercial banks in New York City are required or authorized to be closed.

          "Capitalized Lease Obligation" shall mean, as to any Person, any rental obligation which, under generally accepted accounting principles, is or will be required to be capitalized on the books of such Person, taken at the amount thereof accounted for as indebtedness (net of interest expense) in accordance with such principles.

          "Cash Flow" shall mean the sum of net income (plus any amount by which net income has been reduced by reason of the recognition of post-retirement and post-employment benefit costs prior to the period in which such benefits are paid), depreciation expenses, amortization costs and changes in deferred taxes.

"Code" shall mean the Internal Revenue Code of 1986, as amended, and any successor statute thereto.

"Company" shall have the meaning specified in the introductory paragraph.

          "Consolidated Net Worth" shall mean, at any date, the consolidated stockholders' equity of the Company and its Consolidated Subsidiaries as such appear on the financial statements of the Company determined in accordance with generally accepted accounting principles ((i) plus any amount by which retained earnings has been reduced by reason of the recognition of post-retirement and post-employment benefit costs prior to the period in which such benefits are paid and (ii) without taking into account the effect of cumulative translation adjustments).

          "Consolidated Subsidiary" shall mean at any date any Subsidiary or other entity the accounts of which would be consolidated with those of the Company in its consolidated financial statements as of such date.

          "Controlled Group" shall mean all members of a controlled group of corporations and all trades or businesses (whether or not incorporated) under common control which, together with the Company, are treated as a single employer under Section 414(b) or 414(c) of the Code.

          "Debt" shall mean, as to any Person, without duplication, (i) all obligations of such Person for borrowed money, including reimbursement obligations for letters of credit, (ii) all obligations of such Person evidenced by bonds, debentures, notes or other similar instruments, (iii) all obligations of such Person to pay the deferred purchase price of property or services, except trade accounts payable arising in the ordinary course of business, (iv) all Capitalized Lease Obligations of such Person, (v) all Debt of others secured by a Lien on any asset of such Person, whether or not such Debt is assumed by such Person and (vi) all Debt of others Guaranteed by such Person; provided, however, that the obligations specified in (i) through (vi) shall not include obligations arising in connection with securities repurchase transactions.

"ERISA" shall mean the Employee Retirement Income Security Act of 1974, as amended.

          "Event of Default" shall mean any of the events specified in paragraph 7A, provided that there has been satisfied any requirement in connection with such event for the giving of notice, or the lapse of time, or both, and "Default" shall mean any of such events, whether or not any such requirement has been satisfied.

          "Guarantee" shall mean, as to any Person, any obligation, contingent or otherwise, of such Person directly or indirectly guaranteeing any Debt or other obligation of any other Person and, without limiting the generality of the foregoing, any obligation, direct or indirect, contingent or otherwise, of such Person (i) to purchase or pay (or advance or supply funds for the purchase or payment of) such Debt or other obligation (whether arising by virtue of partnership arrangements, by agreement to keep-well, take-or-pay, to maintain financial statement conditions or otherwise) or (ii) entered into for the purpose of assuring in any other manner the obligee of such Debt or other obligation of the payment thereof or to protect such obligee against loss in respect thereof (in whole or in part), provided that the term Guarantee shall not include endorsements for collection or deposit in the ordinary course of business. The term "Guarantee" used as a verb shall have a corresponding meaning.

"Historical Financial Statements" shall have the meaning specified in clause (i) of paragraph 8D.

          "Lien" shall mean, with respect to any asset, any mortgage, pledge, security interest, encumbrance, lien or charge of any kind In respect of such asset (including as a result of any conditional sale or other title retention agreement and any lease in the nature thereof).

"Note(s)" shall have the meaning specified in paragraph 1.

"Officer's Certificate" shall mean a certificate signed in the name of the Company by its President, one of its Vice Presidents or its Treasurer,

"PBGC" shall mean the Pension Benefit Guaranty Corporation or any entity succeeding to any or all of its functions under ERISA.

"Person" shall mean and include an individual, a partnership, a joint venture, a corporation, a trust, an unincorporated organization and a government or any department or agency thereof.

          "Plan" shall mean, at a particular time, any defined benefit pension plan which is covered by Title IV of ERISA or subject to the minimum funding standards under Section 412 of the Code and is either (i) maintained by a member of the Controlled Group for employees of a member of the Controlled Group or (ii) maintained pursuant to a collective bargaining agreement or any other arrangement under which more than one employer makes contributions and to which a member of the Controlled Group is then making or accruing an obligation to make contributions or has within the preceding five plan years made contributions.

"Public Documents" shall have the meaning specified in clause (ii) Of paragraph 8D.

          "Repurchase Transaction" shall mean one or more transactions in which the Company purchases United States Treasury securities with a remaining term to maturity of 90 days or less and simultaneously enters into a repurchase transaction with respect to such securities with a securities broker/dealer, where (a) all or substantially all of the initial purchase price for the Treasury securities is paid directly from the proceeds of the repurchase transaction and (b) the Treasury securities would not be included in a balance sheet of the Company prepared in accordance with generally accepted accounting principles.

"Required Holder(s)" shall mean the holder or holders of at least 66-2/3% of the aggregate principal amount of the Notes from time to time outstanding.

"Securities Act" shall mean the Securities Act of 1933, as amended.

          "Significant Subsidiary or Significant Group of Subsidiaries" at any time of determination means any Consolidated Subsidiary or group of Consolidated Subsidiaries which, individually or in the aggregate, together with its or their Subsidiaries, accounts or account for more than 10% of the consolidated gross revenues of the Company and its Consolidated Subsidiaries for the most recently ended fiscal year or for more than 10% of the total assets of the Company and its Consolidated Subsidiaries as of the end of such fiscal year; provided that in connection with any determination under (x) paragraph 7A(iii) there shall be a payment default, failure or other event (of the type specified in that paragraph) with respect to an obligation (of the type specified in that paragraph but without regard to the principal amount of such obligation) of each Consolidated Subsidiary included in such group, (y) paragraph 7A(vii), (viii), (ix) or (x) the condition or event described therein shall exist with respect to each Consolidated Subsidiary included in such group or (z) paragraph 7A(xiii) there shall be a final judgment (of the type specified in that paragraph but without regard to the amount of such judgment) rendered against each Consolidated Subsidiary included in such group.

          "Subsidiary" shall mean any corporation or other entity of which securities or other ownership interests having ordinary voting power to elect a majority of the board of directors or other persons performing similar functions is at the time directly or indirectly owned by the Company.

          "Total Borrowed Funds" shall mean at any date, without duplication, (i) all outstanding obligations of the Company and its Consolidated Subsidiaries for borrowed money, (ii) all outstanding obligations of the Company and its Consolidated Subsidiaries evidenced by bonds, debentures, notes or similar instruments and (iii) any outstanding obligations of the type set forth in (i) or (ii) of any other Person Guaranteed by the Company or a Consolidated Subsidiary; provided, however, that Total Borrowed Funds shall not include any obligation to repurchase securities under a securities repurchase transaction.

"Transferee" shall mean any direct or indirect transferee of all or any part of any Note purchased by you under this Agreement.

          10C.     Accounting Terms And Determinations.  All references in this Agreement to "generally accepted accounting principles" shall mean generally accepted accounting principles in effect in the United States of America at the time of application thereof. Unless otherwise specified herein, all accounting terms used herein shall be interpreted, all determinations with respect to accounting matters hereunder shall be made, and all financial statements and certificates and reports as to financial matters required to be furnished hereunder shall be prepared in accordance with generally accepted accounting principles, applied on a basis consistent (except for changes concurred in by the Company's independent public accountants) with the most recent audited consolidated financial statements of the Company and its Consolidated Subsidiaries delivered pursuant to paragraph 5A(ii).

11. MISCELLANEOUS

          11A.     Note Payments.  The Company agrees that, so long as you shall hold any Note, it will make payments of principal thereof and premium, if any, and interest thereon, which comply with the terms of this Agreement, by wire transfer of immediately available funds for credit to your account or accounts as specified in the Purchaser Schedule attached hereto, or such other account or accounts in the United States as you may designate in writing not less than 5 Business Days prior to any payment date, notwithstanding any contrary provision herein or in any Note with respect to the place of payment. Any payment under this Agreement or any Note due on a day that is not a Business Day may be made on the next succeeding day which is a Business Day without penalty or additional interest. You agree that, before disposing of any Note, you will make a notation thereon (or on a schedule attached thereto) of all principal payments previously made thereon and of the date to which interest thereon has been paid. The Company agrees to afford the benefits of this paragraph 11A to any Transferee which shall have made the same agreement as you have made in this paragraph 11A.

          11B.     Expenses.  the Company agrees to pay, and save you and any Transferee harmless against liability for the payment of, all out-of-pocket expenses arising in connection with (i) all document production and duplication charges and the fees and expenses of one special counsel (and any local counsel) engaged in connection with any subsequent proposed modification of, or proposed consent under, this Agreement or the Notes, whether or not such proposed modification shall be effected or proposed consent granted (but in either event only if requested by the Company), and (ii) the costs and expenses, including attorneys' fees, incurred by you or any Transferee in enforcing any rights under this Agreement or the Notes. In addition, with respect to you only, the Company agrees to pay, and save you harmless against liability for the payment of, all out-of-pocket expenses incurred by you in connection with your responding to any subpoena or other legal process or informal investigative demand issued in connection with and arising pursuant to this Agreement or the transactions contemplated hereby or by reason of your having acquired any Note (but not including any general investigation or proceeding involving your investments or activities generally), including without limitation costs and expenses incurred in any bankruptcy case. The obligations of the Company under this paragraph 11B shall survive the transfer of any Note or portion thereof or interest therein and the payment of any Note,

          11C.     Consent to Amendments.  This Agreement may be amended, and the Company may take any action herein prohibited, or omit to perform any act herein required to be performed by it, if the Company shall obtain the written consent to such amendment, action or omission to act, of the Required Holder(s), except that, without the written consent of the holder or holders of all the Notes at the time outstanding, no amendment to this Agreement shall change the maturity of any Note, or change the principal of, or the rate or time of payment of interest or any premium payable with respect to any Note, or affect the time, amount or allocation of any required prepayments, or reduce the proportion of the principal amount of the Notes required with respect to any consent, amendment or waiver or to accelerate the Notes. Each holder of any Note at the time or thereafter outstanding shall be bound by any consent authorized by this paragraph 11C, whether or not such Note shall have been marked to indicate such consent, but any such Notes issued thereafter may bear a notation referring to any such consent. The Company will not, directly or indirectly, pay or cause to be paid any remuneration, whether by way of supplemental or additional interest, fee or otherwise, to any holder of Notes as consideration for or as an inducement to the entering into by such holder of Notes of any waiver or amendment of, or giving a consent in respect of, any of the terms and provisions of this Agreement or any Note unless such remuneration is concurrently paid, on the same terms, ratably to all holders of Notes. The Company will give prompt written notice of the receipt and effect of each such waiver, amendment or consent to all holders of the Notes. No course of dealing between the Company and the holder of any Note, nor any delay in exercising any rights hereunder or under any Note, shall operate as a waiver of any rights of any holder of any Note. As used herein and in the Notes, the term "this Agreement" and references thereto shall mean this Agreement as it may from time to time be amended or supplemented.

          11D.     Form, Registration, Transfer and Exchange of Notes; Lost Notes.  The Notes are issuable as registered notes without coupons in denominations of at least $5,000,000, except in connection with the transfer of Notes issued by the Company in smaller denominations in which case and with respect to those Notes only, the minimum denomination will be such smaller amount. The Company shall keep at its principal office a register in which the Company shall provide for the registration of Notes and of transfers of Notes. Upon surrender for registration of transfer of any Note at the principal office of the Company, the Company shall, at its expense, execute and deliver one or more new Notes of like tenor and of a like aggregate principal amount, registered in the name of such transferee or transferees. At the option of the holder of any Note, such Note may be exchanged for other Notes of like tenor and of any authorized denominations, of a like aggregate principal amount, upon surrender of the Note to be exchanged at the principal office of the Company. Whenever any Notes are so surrendered for exchange, the Company shall, at its expense, execute and deliver the Notes which the holder making the exchange is entitled to receive. Every Note surrendered for registration of transfer or exchange shall be duly endorsed, or be accompanied by a written instrument of transfer duly executed, by the holder of such Note or such holder's attorney duly authorized in writing. Any Note or Notes issued in exchange for any Note or upon transfer thereof shall carry the rights to unpaid interest and interest to accrue which were carried by the Note so exchanged or transferred, so that neither gain nor loss of interest shall result from any such transfer or exchange. Upon receipt of written notice from the holder of any Note of the loss, theft, destruction or mutilation of such Note and, in the case of any such loss, theft or destruction, upon receipt of such holder's unsecured indemnity agreement (satisfactory in form and substance to the Company), or in the case of any such mutilation upon surrender and cancellation of such Note, the Company will make and deliver a new Note, of like tenor, in lieu of the lost, stolen, destroyed or mutilated Note.

          11E.     Persons Deemed Owners. Prior to due presentment for registration of transfer, the Company may treat the Person in whose name any Note is registered as the owner and holder of such Note for the purpose of receiving payment of principal of and premium, if any, and interest on such Note and for all other purposes whatsoever, whether or not such Note shall be overdue, and the Company shall not be affected by notice to the contrary.

          11F.     Survival of Representations and Warranties; Entire Agreement.  All representations and warranties contained herein or made in writing by or on behalf of the Company in connection herewith shall survive the execution and delivery of this Agreement and the Notes, the transfer by you of any Note or portion thereof or interest therein and the payment of any Note, and may be relied upon by any Transferee, regardless of any investigation made at any time by or on behalf of you or any Transferee. Subject to the preceding sentence, this Agreement and the Notes embody the entire agreement and understanding between you and the Company and supersede all prior agreements and understandings relating to the subject matter hereof.

          11G.     Successors and Assigns. All covenants and other agreements in this Agreement contained by or on behalf of any of the parties hereto shall bind and inure to the benefit of the respective successors and assigns of the parties hereto (including, without limitation, any Transferee) whether so expressed or not.

          11H.     Disclosure to Other Persons. You agree to use your best efforts (and each other holder of a Note, by availing itself of the benefits of paragraph 5A(iv) or 5B, similarly agrees) to hold in confidence and not disclose any information (other than information (i) which was publicly known or otherwise known to you, at the time of disclosure (except pursuant to disclosure in connection with this Agreement), (ii) which subsequently becomes publicly known through no act or omission by you, or (iii) which otherwise becomes known to you, other than through disclosure by the Company or any of its Subsidiaries) delivered or made available by or on behalf of the Company or any of its Subsidiaries to you which is proprietary in nature, provided that nothing herein shall prevent the holder of any Note from delivering copies of any financial statements and other documents delivered to such holder, and disclosing any other information disclosed to such holder, by or on behalf of the Company or any Subsidiary in connection with or pursuant to this Agreement to (i) such holder's directors, officers, employees, agents and professional consultants (which Persons shall be bound by the provisions hereof), (ii) any other holder of any Note, (iii) any Person to which such holder offers to sell such Note or any part thereof (which Person agrees to be bound by the provisions of this paragraph 11H), (iv) any federal or state regulatory authority having jurisdiction over such holder, (v) the National Association of Insurance Commissioners or any similar organization or (vi) any other Person to which such delivery or disclosure may be necessary or appropriate (a) in compliance with any law, rule, regulation or order applicable to such holder, (b) in response to any subpoena or other legal process or informal investigative demand, (c) in connection with any litigation to which such holder is a party or (d) in order to protect such holder's investment in such Note.

          11I.     Notices.  All written communications provided for hereunder shall be sent by first class mail or nationwide overnight delivery service (with charges prepaid) and (i) if to you, addressed to you at the address specified for such communications in the Purchaser Schedule attached hereto, or at such other address as you shall have specified to the Company in writing, (ii) if to any other holder of any Note, addressed to such other holder at such address as such other holder shall have specified to the Company in writing or, if any such other holder shall not have so specified an address to the Company, then addressed to such other holder in care of the last holder of such Note which shall have so specified an address to the Company, and (iii) if to the Company addressed to it at 1271 Avenue of the Americas, New York, New York 10020. Attention: Senior Vice President - Financial Operations (together with a copy similarly addressed but marked Attention: General Counsel), or at such other address as the Company shall have specified to the holder of each Note in writing; provided, however, that any such communication to the Company may also, at the option of the holder of any Note, be delivered by any other reasonable means to the Company at its address specified above.

11J. Descriptive Headings. The descriptive headings of the several paragraphs of this Agreement are inserted for convenience only and do not constitute a part of this Agreement.

          11K.     Satisfaction Requirement.  If any agreement, certificate or other writing, or any action taken or to be taken, is by the terms of this Agreement required to be satisfactory to you or to the Required Holder(s), the determination of such satisfaction shall be made by you or the Required Holder(s), as the case may be, in the sole and exclusive judgment (exercised in good faith) of the Person or Persons making such determination.

          11L.     Governing Law. This Agreement shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the law of the State of New York applicable to agreements to be performed wholly therein.

          11M.     Counterparts.  This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, and it shall not be necessary in making proof of this Agreement to produce or account for more than one such counterpart.

          If you are in agreement with the foregoing, please sign the form of acceptance on the enclosed counterpart of this letter and return the same to the Company, whereupon this letter shall become a binding agreement among you and the Company.

Very truly yours,
THE INTERPUBLIC GROUP OF COMPANIES, INC.

By: /s/ Alan M. Forster
Alan M. Forster
Vice President and Treasurer

The foregoing Agreement is
hereby accepted as of the
date first above written

THE PRUDENTIAL INSURANCE COMPANY
OF AMERICA

By: /s/ Gail McDermott
Gail McDermott
Title: Vice President

PURCHASER SCHEDULE

Aggregate Principal Amount of Notes to be Purchased	Note Denomination
THE PRUDENTIAL INSURANCE COMPANY OF	$25,000,000	$25,000
AMERICA

(1)	All payments on account of Notes held by such purchaser shall be made by wire transfer of immediately available funds for credit to:

Account No. 050-54-526 Morgan Guaranty Trust Company of New York 23 Wall Street New York, New York 10015 (ABA No.: 0211-1000-238)

Each such wire transfer shall set forth the name of the Company, the full title (including the coupon rate and final maturity date) of the Notes, a reference to "INV_______" and the due date and application (as among principal, premium and interest) of the payment being made

(2)	Address for all notices relating to payments:

The Prudential Insurance Company of America c/o Prudential Capital Group Four Gateway Center 100 Mulberry Street Newark, New Jersey 07102-4007 Attention: Manager, Investment Operations

(3)	Address for all other communications and notices:

The Prudential Insurance Company of America c/o Prudential Capital Group One Gateway Center, 11th Floor 7-45 Raymond Boulevard West Newark, New Jersey 07102-5311

Attention: Managing Director

(4)	Tax Identification No: 22-1211670

EXHIBIT A

[FORM OF NOTE]
THE INTERPUBLIC GROUP OF COMPANIES, INC.
7.91 % SENIOR NOTE DUE MAY 26. 2004

No. R-__	___________, 199_

$_____________

              FOR VALUE RECEIVED, the undersigned, The Interpublic Group of Companies, Inc. (herein called the "Company"), a Corporation organized and existing under the laws of the State of Delaware, hereby promises to pay to _______________, or registered assigns, the principal sum of ____________ Dollars on May 26, 2004 with interest (computed on the basis of a 360-day year of twelve 30-day months) (a) on the unpaid balance thereof at the rate of 7.91% per annum from the date hereof, payable semi-annually on the twenty-sixth (26th) day of May and November in each year, commencing with the first such date next succeeding the date hereof, until the principal hereof shall have become due and payable, and (b) on any overdue payment (including any overdue prepayment) of principal and premium and, to the extent permitted by applicable law, each overdue payment of interest, payable semi-annually as aforesaid (or, at the option of the registered holder hereof, on demand), at a rate per annum equal to 9.91%.

              Payments of both principal and interest are to be made at the office of Morgan Guaranty Trust Company of New York, 16 Broad Street, New York, New York, or at such other place as the holder hereof shall designate to the Company in writing, in lawful money of the United States of America.

              This Note is one of a series of Senior Notes (herein called the ""Notes") issued pursuant to a Note Purchase Agreement, dated as of May 26, 1994 (herein called the "Agreement"), between the Company and The Prudential Insurance Company of America and is entitled to the benefits thereof.

              The Notes are issuable only as registered Notes. This Note is a registered Note and, as provided in the Agreement, upon surrender of this Note for registration of transfer, duly endorsed, or accompanied by a written instrument of transfer duly executed, by the registered holder hereof or such holder's attorney duty authorized in writing, a new Note for a like principal amount will be issued to, and registered in the name of, the transferee. Prior to due presentment for registration of transfer, the Company may treat the person in whose name this Note is registered as the owner hereof for the purpose of receiving payment and for all other purposes, and the Company shall not be affected by any notice to the contrary.

              In case an Event of Default, as defined in the Agreement, shall occur and be continuing, the principal of this Note may be declared or otherwise become due and payable in the manner and with the effect provided in the Agreement.

This Note is intended to be performed in the State of New York and shall be construed and enforced in accordance with the law of such State.

THE INTERPUBLIC GROUP OF
COMPANIES, INC.

By __________________________
Vice President and Treasurer

EXHIBIT B-1

May ___, 1994

The Prudential Insurance Company
of America
Four Gateway Center
100 Mulberry Street
Newark, New Jersey

Ladies and Gentlemen;

              We have acted as special counsel for The Interpublic Group of Companies, Inc., a Delaware corporation (the "Company"), in connection with the Note Purchase Agreement, dated as of May __, 1994 (the "Agreement"), between the Company and you, providing for the issuance and sale by the Company of $25,000,000 aggregate principal amount of its Senior Notes due 2004. Unless otherwise defined herein, capitalized terms shall have the meanings ascribed to them in the Agreement. This letter is furnished pursuant to paragraph 3B of the Agreement.

In arriving at the opinions expressed below, we have examined and relied on the following documents:

(a)	an executed copy of the Agreement;

(b)	the Note being issued and sold on the data hereof; and

(c)	the documents delivered to you on the date hereof pursuant to the Agreement.

In addition, we have examined or relied on the originals or copies certified or otherwise identified to our satisfaction of all such corporate records of the Company and such other instruments and other certificates of public officials, officers and representatives of the Company and such other persons, and we have made such investigations of law, as we have deemed appropriate as a basis for the opinions expressed below. In arriving at the opinions expressed below, we have assumed and have not verified that the signatures on all documents that we have examined are genuine. We also have assumed that the Agreement has been duly authorized, executed and delivered by you and is your legal, valid, binding and enforceable obligation.

Based on the foregoing, it is our opinion that:

(a) The Company is validly existing as a corporation in good standing under the laws of Delaware.

              (b)      The execution and delivery of the Agreement have been duly authorized by all necessary corporate action of the Company, the Agreement has been duly executed and delivered by the Company and the Agreement constitutes the legal, valid, binding and enforceable obligation of the Company, subject to applicable bankruptcy, insolvency and similar laws affecting creditors' rights generally, and subject, as to enforceability, to general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law).

              (c)      The execution and delivery of the Notes have been duly authorized by all necessary corporate action of the Company, the Note being issued and sold on the date hereof has been duly executed and delivered by the Company and the Notes are the legal, valid, binding and enforceable obligations of the Company, subject to applicable bankruptcy, insolvency and similar laws affecting creditors' rights generally, and subject, as to enforceability, to general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law).

              (d)      Under the circumstances contemplated by the Agreement, it is not necessary, in connection with the offer and sale on the date hereof of the Notes to you, to register the Notes under the Securities Act of 1933, as amended, or to qualify an indenture with respect thereto under the Trust Indenture Act of 1939, as amended. We express no opinion as to when or under what circumstances you may reoffer or resell the Notes.

              (e)      The issuance, sale and purchase of the Notes being purchased by you under the circumstances contemplated by the Agreement, and any arranging thereof, do not violate Regulation G (12 CFR 207), Regulation T (12 CFR 220) or Regulation X (12 CFR 224) of the Board of Governors of the Federal Reserve System.

              In giving the foregoing opinions, we express no opinion other than as to the federal law of the United States of America, the law of the State of New York and the corporation law of the State of Delaware

We are furnishing this letter to you solely for your benefit and only you are authorized to rely on this letter in connection with your purchase of Notes pursuant to the Agreement.

Very truly yours,

CLEARY, GOTTLIEB, STEEN & HAMILTON

By /s/ Stephen H. Shalen
Stephen H. Shalen, a partner

May __, 1994

The Prudential Insurance Company
of America
Four Gateway Center
100 Mulberry Street
Newark, New Jersey 07l02-4007

Dear Sirs:

              I am General Counsel to The Interpublic Group of Companies, Inc., a Delaware corporation (the "Company"), and as such am familiar with the Note Purchase Agreement, dated as of May __, 1994 (the "Agreement"), between the Company and you, providing for the issuance and sale by the Company at its Senior Notes due May __, 2004 in the aggregate principal amount of Twenty-Five Million Dollars ($25,000,000). Unless otherwise defined herein, capitalized terms shall have the meanings ascribed to them in the Agreement. This letter is furnished pursuant to Paragraph 35 of the Agreement.

In arriving at the opinions expressed below, I have examined and retied on the following documents:

(a) The final copy of the Agreement; and

(b) The Notes being issued and sold on the date hereof.

              In addition, I have examined originals or copies, certified or otherwise identified to my satisfaction, of such documents, corporate records and other instruments as I have deemed necessary for the purpose of this opinion. In rendering the opinions expressed below, I have assumed that the Agreement has been duly authorized, executed and delivered by you and is the legal, valid, binding and enforceable obligation of you.

Based on the foregoing, I am of the opinion that:

(a) The Company is a corporation duly organized and validly existing in good standing under the laws of Delaware. The Company has the corporate power to carry on its business as now being conducted.

                           (b) The execution and delivery of the Agreement have been duly authorized by all necessary corporate action of the Company, the Agreement has been duly executed and delivered by the Company and the Agreement constitutes the legal, valid, binding and enforceable obligation of the Company, subject to applicable bankruptcy, insolvency and similar laws affecting creditors' rights generally, and subject, as to enforceability, to general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law).

                           (c) The execution and delivery of the Notes have been duly authorized by all necessary corporate action of the Company, the Notes being issued and sold on the date hereof have been duly executed and delivered by the Company and the Notes are the legal, valid, binding and enforceable obligations o the Company, subject to applicable bankruptcy, insolvency and similar laws affecting creditors' rights generally, and subject, as to enforceability, to general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law).

                           (d) The execution and delivery by the Company of the Agreement and the Notes, the issuance and sale of the Notes pursuant to the Agreement and the compliance by the Company with provisions of the Agreement and the Notes do not require any consent, approval, authorization, exemption or other action by or notice to any Court, administrative body or governmental authority (other than routine filings after the date hereof with the Securities and Exchange Commission and/or state Blue Sky authorities). The execution and delivery by the Company of the Agreement and the Notes, the issuance and sale of the Notes pursuant to the Agreement and the compliance by the Company with the provisions of the Agreement and the Notes do not conflict with or result in a breach or violation of any of the terms and provisions of, or constitute a default under, or result in the creation of any Lien upon any of the properties or assets of the Company and its Consolidated Subsidiaries pursuant to, any material agreement or instrument known to me and to which the Company or any Consolidated Subsidiary is a party or by which any is bound, or the Company's Restated Certificate of Incorporation as amended or By-Laws or any material order, judgment, decree, statute, rule or regulation known to me to be applicable to the Company or any Consolidated Subsidiary of any court or of any federal or state regulatory body or administrative agency, or other governmental body or arbitrator, having jurisdiction over the Company or any Consolidated Subsidiary.

                           In giving the foregoing opinions, I express no opinion other than as to the federal law of the United States of America, the law of the State of New York and the corporation law of the State of Delaware.

I am furnishing this letter to you solely for your benefit and only you are authorized to rely on this letter in connection with your purchase of Notes pursuant to the Agreement.

Very truly yours,

/s/ Christopher Rudge
Name: Christopher Rudge
Title: Senior Vice President
and General Counsel

EXHIBIT C

AMENDMENT NO. 4 TO NOTE PURCHASE AGREEMENT
DATED AS OF AUGUST 20, 1991 BY AND AMONG
THE INTERPUBLIC GROUP OF COMPANIES, INC.,
McCANN-ERICKSON ADVERTISING OF CANADA LTD.,
MacLAREN LINTAS INC., THE PRUDENTIAL INSURANCE
COMPANY OF AMERICA AND PRUDENTIAL PROPERTY
AND CASUALTY INSURANCE COMPANY

              AMENDMENT No. 4 dated as of May 19, 1994 to a Note Purchase Agreement dated as of August 20, 1991 (the "Note Purchase Agreement") by and among The Interpublic Group of Companies, Inc., McCann-Erickson Advertising of Canada Ltd., MacLaren Lintas Inc., The Prudential Insurance Company of America and Prudential Property and Casualty Insurance Company.

The parties hereto desire to amend the Note Purchase Agreement subject to the terms and conditions of this Amendment, as hereinafter provided. Accordingly, the parties hereto agree as follows:

              1.     Definitions. Unless otherwise specifically defined herein, each term used herein which is defined in the Note Purchase Agreement shall have the meaning assigned to such term in the Note Purchase Agreement. Each reference to "hereof," "hereunder," "herein" and "hereby" and each other similar reference and each reference to "this Note Purchase Agreement" and each other similar reference contained in the Note Purchase Agreement shall from and after the date hereof refer to the Note Purchase Agreement as amended hereby.

2. Amendments.

A. Clause (i) of Section 5A of the Note Purchase Agreement is hereby amended to read in its entirety as follows:

                       "(i)     as soon as practicable and in any event within 50 days after the end of each quarterly period (other than the last quarterly period) in each fiscal year, an unaudited consolidated statement of income and retained earnings and statement of cash flows of the Company and its Consolidated Subsidiaries for the period from the beginning of the current fiscal year to the end of such quarterly period, and an unaudited consolidated balance sheet of the Company and its Consolidated Subsidiaries as at the end of such quarterly period, setting forth in each case in comparative form figures for the corresponding period in the preceding fiscal year, all in reasonable detail and certified, subject to changes resulting from year-end adjustments, as to fairness of presentation, generally accepted accounting principles (other than as to footnotes) and consistency by the chief financial officer or chief accounting officer of the Company (except to the extent of any change described therein and permitted by generally accepted accounting principles);"

B. Section 6A of the Note Purchase Agreement is hereby amended to read in its entirety as follows:

                       "6A.     Cash Flow to Total Borrowed Funds.     The Company will not permit the ratio of Cash Flow to Total Borrowed Funds to be less than 0.25 for any consecutive four quarters, such ratio to be calculated at the end of each fiscal quarter, on a trailing four quarter basis."

C. Section 6B of the Note Purchase Agreement is hereby amended to read in its entirety as follows:

"6B. Total Borrowed Funds to Consolidated Net Worth. The Company will not permit Total Borrowed Funds to exceed 85% of Consolidated Net Worth at the end of any quarter."

D. Section 6C of the Note Purchase Agreement is hereby amended to read in its entirety as follows:

                       "6C.     Minimum Consolidated Net Worth.     The Company will not permit Consolidated Net Worth at any time to be less than the sum of (i) $250,000,000 and (ii) 25% of the consolidated net income of the Company for all fiscal quarters ending on or after December 31, 1990 in which consolidated net income is a positive number."

E. The definitions of "Cash Flow" and "Consolidated Net Worth" set forth in Section 11B of the Note Purchase Agreement are each hereby amended to read in their entireties as follows:

         "'Cash Flow' shall mean the sum of net income (plus any amount by which net income has been reduced by reason of the recognition of post-retirement and post-employment benefit costs prior to the period in which such benefits are paid), depreciation expenses, amortization cists and changes in deferred taxes."

         "'Consolidated Net Worth' shall mean, at any date, the consolidated stockholders' equity of the Company and its Consolidated Subsidiaries as such appear on the financial statements of the Company determined in accordance with generally accepted accounting principles ((i) plus any amount by which retained earnings has been reduced by reason of the recognition of post-retirement and post-employment benefit costs prior to the period in which such benefits are paid and (ii) without taking into account the effect of cumulative translation adjustments)."

3. Miscellaneous. Except as specifically amended above, the Note Purchase Agreement shall remain in full force and effect.

4. Governing Law. This Amendment shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the law of the State of New York.

              5.       Counterparts. This Amendment may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

[Intentionally left blank. Next page is signature page.]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

Very truly yours,

THE INTERPUBLIC GROUP
OF COMPANIES, INC.

By: ___________________________
Title:

McCANN-ERICKSON ADVERTISING
OF CANADA LTD.

By: ___________________________
Title:

MacLAREN LINTAS INC.

By: ___________________________
Title:

THE PRUDENTIAL INSURANCE COMPANY
OF AMERICA

By: ___________________________
Title: Vice President

PRUDENTIAL PROPERTY AND CASUALTY
INSURANCE COMPANY

By: ___________________________
Title: Vice President

Exhibit 10(i)(I)

AMENDMENT

                           AMENDMENT dated as of June 30, 2001 to the Note Purchase Agreement dated as of May 26, 1994 between The Interpublic Group of Companies, Inc. (the "Company") and The Prudential Insurance Company of America, as amended (the "Agreement"). Capitalized terms used but not defined herein are used with the meanings given to those terms in the Agreement and the Notes (as defined below). The persons listed below as Holders hold at least 66-2/3% of the aggregate outstanding principal amount of 7.91% Senior Notes due 2004 issued pursuant to the Agreement (the "Notes").

1. The Company and the undersigned Holders hereby agree to the following amendments of the Agreement:

A. The definitions of "Cash Flow" and "Consolidated Net Worth" are amended to read in their entirety as follows:

              "Cash Flow" shall mean the sum of net income, depreciation expenses, amortization costs and changes in deferred taxes plus to the extent deducted in the calculation of net income for any period (i) post-retirement and post-employment benefit costs prior to the period in which such benefits are paid, (ii) non-recurring charges of $62,215,000 recorded by the Company in accordance with generally accepted accounting principles in the financial statements of the Company for the fiscal quarter ended December 31, 2000, (iii) the investment impairment charge of $160,100,000 recorded by the Company in accordance with generally accepted accounting principles in the financial statements of the Company for the fiscal quarter ended March 31, 2001, (iv) non-recurring charges of $274,256,000 recorded by the Company in accordance with generally accepted accounting principles in the financial statements of the Company for the fiscal quarter ended June 30, 2001; or (v) restructuring and other merger related charges not in excess of $500,000,000 in the aggregate recorded by the Company in accordance with generally accepted accounting principles in the financial statements of the Company for the fiscal quarters ended September 30, 2001 and December 31, 2001.

              "Consolidated Net Worth" shall mean, at any date, the consolidated stockholders' equity of the Company and its Consolidated Subsidiaries as such appear on the financial statements of the Company determined in accordance with generally accepted accounting principles ((i) plus any amount by which retained earnings has been reduced by reason of the recognition of (A) post-retirement and post-employment benefit costs prior to the period in which such benefits are paid, (B) non-recurring charges of $62,215,000 recorded by the Company in accordance with generally accepted accounting principles in the financial statements of the Company for the fiscal quarter ended December 31, 2000, (C) the investment impairment charge of $160,100,000 recorded by the Company in accordance with generally accepted accounting principles in the financial statements of the Company for the fiscal quarter ended March 31, 2001, (D) non-recurring charges of $274,256,000 recorded by the Company in accordance with generally accepted accounting principles in the financial statements of the Company for the fiscal quarter ended June 30, 2001; or (E) restructuring and other merger related charges not in excess of $500,000,000 in the aggregate recorded by the Company in accordance with generally accepted accounting principles in the financial statements of the Company for the fiscal quarters ended September 30, 2001 and December 31, 2001)and (ii) without taking into account the effect of cumulative translation adjustments).

B.  From and after the date hereof the interest rate on the Notes shall be 8.01% per annum and the interest rate "7.91%" shall be deleted each and every time it appears in the Agreement or the Notes and replaced with "8.01%." The Company hereby agrees to execute and deliver to each Holder who shall request the same, upon surrender to the Company of the outstanding Note held by such Holder, a new Note in the same principal amount as the surrendered Note, but having an interest rate of 8.01%. Until so exchanged, the interest rate on all outstanding Notes shall be deemed to be 8.01% notwithstanding that the interest rate set out in such Note shall be 7.91%.

                          2.  The amendment set forth in Section 1.A shall be effective from April 1, 2001 through December 31, 2002 and the Company and the undersigned Holders agree that the definitions of "Cash Flow" and "Consolidated Net Worth" effective immediately prior to such amendment shall be effective from and after January 1, 2003.

                          3.  The Company hereby represents and warrants that, after giving effect to this Amendment, no Default or Event of Default will have occurred or be continuing. Except as expressly provided herein (and solely with respect to the period referenced herein and therein), the Agreement shall remain in full force and effect and this Amendment shall not operate as a waiver of any right, power or remedy of any Holder, nor constitute a waiver of any provision of the Agreement.

IN WITNESS WHEREOF, each of the Company and the undersigned Holders have caused this Amendment to be executed by its duly authorized representative as of the date and year first above written.

THE INTERPUBLIC GROUP OF COMPANIES,
INC.

By: /s/ Steven Berns
Name: Steven Berns
Title: Vice President and Treasurer

HOLDERS:

THE PRUDENTIAL INSURANCE COMPANY
OF AMERICA

By: /s/ William C. Pappas
Name: William C. Pappas
Title: Vice President

Exhibit 10(i)(J)

AMENDMENT

                             AMENDMENT dated as of June 30, 2001 to the Note Purchase Agreement dated as of April 28, 1995 between The Interpublic Group of Companies, Inc. (the "Company") and The Prudential Insurance Company of America, as amended by an amendment dated August 3, 1995 (the "Agreement"). Capitalized terms used but not defined herein are used with the meanings given to those terms in the Agreement and the Notes (as defined below). The persons listed below as Holders hold at least 66-2/3% of the aggregate outstanding principal amount of 7.85% Senior Notes due 2005 issued pursuant to the Agreement (the "Notes").

1. The Company and the undersigned Holders hereby agree to the following amendments of the Agreement:

A. The definitions of "Cash Flow" and "Consolidated Net Worth" are amended to read in their entirety as follows:

              "Cash Flow" shall mean the sum of net income, depreciation expenses, amortization costs and changes in deferred taxes plus to the extent deducted in the calculation of net income for any period (i) post-retirement and post-employment benefit costs prior to the period in which such benefits are paid, (ii) non-recurring charges of $62,215,000 recorded by the Company in accordance with generally accepted accounting principles in the financial statements of the Company for the fiscal quarter ended December 31, 2000, (iii) the investment impairment charge of $160,100,000 recorded by the Company in accordance with generally accepted accounting principles in the financial statements of the Company for the fiscal quarter ended March 31, 2001, (iv) non-recurring charges of $274,256,000 recorded by the Company in accordance with generally accepted accounting principles in the financial statements of the Company for the fiscal quarter ended June 30, 2001; or (v) restructuring and other merger related charges not in excess of $500,000,000 in the aggregate recorded by the Company in accordance with generally accepted accounting principles in the financial statements of the Company for the fiscal quarters ended September 30, 2001 and December 31, 2001.

              "Consolidated Net Worth" shall mean, at any date, the consolidated stockholders' equity of the Company and its Consolidated Subsidiaries as such appear on the financial statements of the Company determined in accordance with generally accepted accounting principles ((i) plus any amount by which retained earnings has been reduced by reason of the recognition of (A) post-retirement and post-employment benefit costs prior to the period in which such benefits are paid, (B) non-recurring charges of $62,215,000 recorded by the Company in accordance with generally accepted accounting principles in the financial statements of the Company for the fiscal quarter ended December 31, 2000, (C) the investment impairment charge of $160,100,000 recorded by the Company in accordance with generally accepted accounting principles in the financial statements of the Company for the fiscal quarter ended March 31, 2001, (D) non-recurring charges of $274,256,000 recorded by the Company in accordance with generally accepted accounting principles in the financial statements of the Company for the fiscal quarter ended June 30, 2001; or (E) restructuring and other merger related charges not in excess of $500,000,000 in the aggregate recorded by the Company in accordance with generally accepted accounting principles in the financial statements of the Company for the fiscal quarters ended September 30, 2001 and December 31, 2001)and (ii) without taking into account the effect of cumulative translation adjustments).

B. From and after the date hereof the interest rate on the Notes shall be 7.95% per annum and the interest rate "7.85%" shall be deleted each and every time it appears in the Agreement or the Notes and replaced with "7.95%." The Company hereby agrees to execute and deliver to each Holder who shall request the same, upon surrender to the Company of the outstanding Note held by such Holder, a new Note in the same principal amount as the surrendered Note, but having an interest rate of 7.95%. Until so exchanged, the interest rate on all outstanding Notes shall be deemed to be 7.95% notwithstanding that the interest rate set out in such Note shall be 7.85%.

                             2.  The amendment set forth in Section 1.A shall be effective from April 1, 2001 through December 31, 2002 and the Company and the undersigned Holders agree that the definitions of "Cash Flow" and "Consolidated Net Worth" effective immediately prior to such amendment shall be effective from and after January 1, 2003.

                             3.  The Company hereby represents and warrants that, after giving effect to this Amendment, no Default or Event of Default will have occurred or be continuing. Except as expressly provided herein (and solely with respect to the period referenced herein and therein), the Agreement shall remain in full force and effect and this Amendment shall not operate as a waiver of any right, power or remedy of any Holder, nor constitute a waiver of any provision of the Agreement.

IN WITNESS WHEREOF, each of the Company and the undersigned Holders have caused this Amendment to be executed by its duly authorized representative as of the date and year first above written.

THE INTERPUBLIC GROUP OF COMPANIES,
INC.

By: /s/ Steven Berns
Name: Steven Berns
Title: Vice President and Treasurer

HOLDERS:

THE PRUDENTIAL INSURANCE COMPANY
OF AMERICA

By: /s/ William C. Pappas
Name: William C. Pappas
Title: Vice President

Exhibit 10(i)(K)

AMENDMENT

                             AMENDMENT dated as of June 30, 2001 to the Note Purchase Agreement dated as of October 31, 1996 between The Interpublic Group of Companies, Inc. (the "Company") and The Prudential Insurance Company of America, as amended (the "Agreement"). Capitalized terms used but not defined herein are used with the meanings given to those terms in the Agreement and the Notes (as defined below). The persons listed below as Holders hold at least 66-2/3% of the aggregate outstanding principal amount of 7.31% Senior Notes due 2006 issued pursuant to the Agreement (the "Notes").

1. The Company and the undersigned Holders hereby agree to the following amendments of the Agreement:

A. The definitions of "Cash Flow" and "Consolidated Net Worth" are amended to read in their entirety as follows:

               "Cash Flow" shall mean the sum of net income, depreciation expenses, amortization costs and changes in deferred taxes plus to the extent deducted in the calculation of net income for any period (i) post-retirement and post-employment benefit costs recognized prior to the period in which such benefits are paid, (ii) non-recurring charges of $62,215,000 recorded by the Company in accordance with generally accepted accounting principles in the financial statements of the Company for the fiscal quarter ended December 31, 2000, (iii) the investment impairment charge of $160,100,000 recorded by the Company in accordance with generally accepted accounting principles in the financial statements of the Company for the fiscal quarter ended March 31, 2001, (iv) non-recurring charges of $274,256,000 recorded by the Company in accordance with generally accepted accounting principles in the financial statements of the Company for the fiscal quarter ended June 30, 2001; or (v) restructuring and other merger related charges not in excess of $500,000,000 in the aggregate recorded by the Company in accordance with generally accepted accounting principles in the financial statements of the Company for the fiscal quarters ended September 30, 2001 and December 31, 2001.

               "Consolidated Net Worth" shall mean, at any date, the consolidated stockholders' equity of the Company and its Consolidated Subsidiaries as such appear on the financial statements of the Company determined in accordance with generally accepted accounting principles ((i) plus any amount by which retained earnings has been reduced by reason of the recognition of post-retirement and post-employment benefit costs recognized prior to the period in which such benefits are paid, (ii) plus, to the extent such charge occurred during the four fiscal quarters ended immediately prior to the applicable measurement date, (A) non-recurring charges of $62,215,000 recorded by the Company in accordance with generally accepted accounting principles in the financial statements of the Company for the fiscal quarter ended December 31, 2000, (B) the investment impairment charge of $160,100,000 recorded by the Company in accordance with generally accepted accounting principles in the financial statements of the Company for the fiscal quarter ended March 31, 2001, (C) non-recurring charges of $274,256,000 recorded by the Company in accordance with generally accepted accounting principles in the financial statements of the Company for the fiscal quarter ended June 30, 2001, or (D) restructuring and other merger related charges not in excess of $500,000,000 in the aggregate recorded by the Company in accordance with generally accepted accounting principles in the financial statements of the Company for the fiscal quarters ended September 30, 2001 and December 31, 2001; and (iii) without taking into account the effect of cumulative translation adjustments).

B. From and after the date hereof the interest rate on the Notes shall be 7.41% per annum and the interest rate "7.31%" shall be deleted each and every time it appears in the Agreement or the Notes and replaced with "7.41%." The Company hereby agrees to execute and deliver to each Holder who shall request the same, upon surrender to the Company of the outstanding Note held by such Holder, a new Note in the same principal amount as the surrendered Note, but having an interest rate of 7.41%. Until so exchanged, the interest rate on all outstanding Notes shall be deemed to be 7.41% notwithstanding that the interest rate set out in such Note shall be 7.31%.

                             2.  The amendment set forth in Section 1.A shall be effective from April 1, 2001 through December 31, 2002 and the Company and the undersigned Holders agree that the definitions of "Cash Flow" and "Consolidated Net Worth" effective immediately prior to such amendment shall be effective from and after January 1, 2003.

                             3.  The Company hereby represents and warrants that, after giving effect to this Amendment, no Default or Event of Default will have occurred or be continuing. Except as expressly provided herein (and solely with respect to the period referenced herein and therein), the Agreement shall remain in full force and effect and this Amendment shall not operate as a waiver of any right, power or remedy of any Holder, nor constitute a waiver of any provision of the Agreement.

                             4.  This Amendment shall be effective as of the date first above written and the Agreement shall be deemed amended upon (i) payment to the Holders of an aggregate amount of $10,000 and (ii) delivery to the Holders of a fully executed copy of this Agreement.

IN WITNESS WHEREOF, each of the Company and the undersigned Holders have caused this Amendment to be executed by its duly authorized representative as of the date and year first above written.

THE INTERPUBLIC GROUP OF COMPANIES,
INC.

By: /s/ Steven Berns
Name: Steven Berns
Title: Vice President and Treasurer

HOLDERS:

THE PRUDENTIAL INSURANCE COMPANY
OF AMERICA

By: /s/ William C. Pappas
Name: William C. Pappas
Title: Vice President

Exhibit 10(i)(L)

AMENDMENT

                             AMENDMENT dated as of June 30, 2001 to the Note Purchase Agreement dated as of August 18, 1997 between The Interpublic Group of Companies, Inc. (the "Company") and The Prudential Insurance Company of America, as amended (the "Agreement"). Capitalized terms used but not defined herein are used with the meanings given to those terms in the Agreement and the Notes (as defined below). The persons listed below as Holders hold at least 66-2/3% of the aggregate outstanding principal amount of 6.99% Senior Notes due 2007 issued pursuant to the Agreement (the "Notes").

1. The Company and the undersigned Holders hereby agree to the following amendments of the Agreement:

A. The definitions of "Cash Flow" and "Consolidated Net Worth" are amended to read in their entirety as follows:

               "Cash Flow" shall mean the sum of net income, depreciation expenses, amortization costs and changes in deferred taxes plus to the extent deducted in the calculation of net income for any period (i) post-retirement and post-employment benefit costs recognized prior to the period in which such benefits are paid, (ii) non-recurring charges of $62,215,000 recorded by the Company in accordance with generally accepted accounting principles in the financial statements of the Company for the fiscal quarter ended December 31, 2000, (iii) the investment impairment charge of $160,100,000 recorded by the Company in accordance with generally accepted accounting principles in the financial statements of the Company for the fiscal quarter ended March 31, 2001, (iv) non-recurring charges of $274,256,000 recorded by the Company in accordance with generally accepted accounting principles in the financial statements of the Company for the fiscal quarter ended June 30, 2001; or (v) restructuring and other merger related charges not in excess of $500,000,000 in the aggregate recorded by the Company in accordance with generally accepted accounting principles in the financial statements of the Company for the fiscal quarters ended September 30, 2001 and December 31, 2001.

               "Consolidated Net Worth" shall mean, at any date, the consolidated stockholders' equity of the Company and its Consolidated Subsidiaries as such appear on the financial statements of the Company determined in accordance with generally accepted accounting principles ((i) plus any amount by which retained earnings has been reduced by reason of the recognition of post-retirement and post-employment benefit costs recognized prior to the period in which such benefits are paid, (ii) plus, to the extent such charge occurred during the four fiscal quarters ended immediately prior to the applicable measurement date, (A) non-recurring charges of $62,215,000 recorded by the Company in accordance with generally accepted accounting principles in the financial statements of the Company for the fiscal quarter ended December 31, 2000, (B) the investment impairment charge of $160,100,000 recorded by the Company in accordance with generally accepted accounting principles in the financial statements of the Company for the fiscal quarter ended March 31, 2001, (C) non-recurring charges of $274,256,000 recorded by the Company in accordance with generally accepted accounting principles in the financial statements of the Company for the fiscal quarter ended June 30, 2001, or (D) restructuring and other merger related charges not in excess of $500,000,000 in the aggregate recorded by the Company in accordance with generally accepted accounting principles in the financial statements of the Company for the fiscal quarters ended September 30, 2001 and December 31, 2001; and (iii) without taking into account the effect of cumulative translation adjustments).

B.  From and after the date hereof the interest rate on the Notes shall be 7.09% per annum and the interest rate "6.99%" shall be deleted each and every time it appears in the Agreement or the Notes and replaced with "7.09%." The Company hereby agrees to execute and deliver to each Holder who shall request the same, upon surrender to the Company of the outstanding Note held by such Holder, a new Note in the same principal amount as the surrendered Note, but having an interest rate of 7.09%. Until so exchanged, the interest rate on all outstanding Notes shall be deemed to be 7.09% notwithstanding that the interest rate set out in such Note shall be 6.99%.

                           2.  The amendment set forth in Section 1.A shall be effective from April 1, 2001 through December 31, 2002 and the Company and the undersigned Holders agree that the definitions of "Cash Flow" and "Consolidated Net Worth" effective immediately prior to such amendment shall be effective from and after January 1, 2003.

                           3.  The Company hereby represents and warrants that, after giving effect to this Amendment, no Default or Event of Default will have occurred or be continuing. Except as expressly provided herein (and solely with respect to the period referenced herein and therein), the Agreement shall remain in full force and effect and this Amendment shall not operate as a waiver of any right, power or remedy of any Holder, nor constitute a waiver of any provision of the Agreement.

                           4.  This Amendment shall be effective as of the date first above written and the Agreement shall be deemed amended upon (i) payment to the Holders of an aggregate amount of $10,000 and (ii) delivery to the Holders of a fully executed copy of this Agreement.

IN WITNESS WHEREOF, each of the Company and the undersigned Holders have caused this Amendment to be executed by its duly authorized representative as of the date and year first above written.

THE INTERPUBLIC GROUP OF COMPANIES,
INC.

By: /s/ Steven Berns
Name: Steven Berns
Title: Vice President and Treasurer

HOLDERS:

THE PRUDENTIAL INSURANCE COMPANY
OF AMERICA

By: /s/ William C. Pappas
Name: William C. Pappas
Title: Vice President

Exhibit 10(i)(M)

AMENDMENT

                             AMENDMENT dated as of June 30, 2001 to the Note Purchase Agreement dated as of January 21, 1999 between The Interpublic Group of Companies, Inc. (the "Company") and The Prudential Insurance Company of America (the "Agreement"). Capitalized terms used but not defined herein are used with the meanings given to those terms in the Agreement and the Notes (as defined below). The persons listed below as Holders hold at least 66-2/3% of the aggregate outstanding principal amount of 5.95% Senior Notes due 2009 issued pursuant to the Agreement (the "Notes").

1. The Company and the undersigned Holders hereby agree to the following amendments of the Agreement:

A. The definitions of "Cash Flow" and "Consolidated Net Worth" are amended to read in their entirety as follows:

              "Cash Flow" shall mean the sum of net income, depreciation expenses, amortization costs and changes in deferred taxes plus to the extent deducted in the calculation of net income for any period (i) post-retirement and post-employment benefit costs recognized prior to the period in which such benefits are paid, (ii) non-recurring charges of $62,215,000 recorded by the Company in accordance with generally accepted accounting principles in the financial statements of the Company for the fiscal quarter ended December 31, 2000, (iii) the investment impairment charge of $160,100,000 recorded by the Company in accordance with generally accepted accounting principles in the financial statements of the Company for the fiscal quarter ended March 31, 2001, (iv) non-recurring charges of $274,256,000 recorded by the Company in accordance with generally accepted accounting principles in the financial statements of the Company for the fiscal quarter ended June 30, 2001; or (v) restructuring and other merger related charges not in excess of $500,000,000 in the aggregate recorded by the Company in accordance with generally accepted accounting principles in the financial statements of the Company for the fiscal quarters ended September 30, 2001 and December 31, 2001.

              "Consolidated Net Worth" shall mean, at any date, the consolidated stockholders' equity of the Company and its Consolidated Subsidiaries as such appear on the financial statements of the Company determined in accordance with generally accepted accounting principles ((i) plus any amount by which retained earnings has been reduced by reason of the recognition of post-retirement and post-employment benefit costs recognized prior to the period in which such benefits are paid, (ii) plus, to the extent such charge occurred during the four fiscal quarters ended immediately prior to the applicable measurement date, (A) non-recurring charges of $62,215,000 recorded by the Company in accordance with generally accepted accounting principles in the financial statements of the Company for the fiscal quarter ended December 31, 2000, (B) the investment impairment charge of $160,100,000 recorded by the Company in accordance with generally accepted accounting principles in the financial statements of the Company for the fiscal quarter ended March 31, 2001, (C) non-recurring charges of $274,256,000 recorded by the Company in accordance with generally accepted accounting principles in the financial statements of the Company for the fiscal quarter ended June 30, 2001, or (D) restructuring and other merger related charges not in excess of $500,000,000 in the aggregate recorded by the Company in accordance with generally accepted accounting principles in the financial statements of the Company for the fiscal quarters ended September 30, 2001 and December 31, 2001; and (iii) without taking into account the effect of cumulative translation adjustments).

B.  From and after the date hereof the interest rate on the Notes shall be 6.05% per annum and the interest rate "5.95%" shall be deleted each and every time it appears in the Agreement or the Notes and replaced with "6.05%." The Company hereby agrees to execute and deliver to each Holder who shall request the same, upon surrender to the Company of the outstanding Note held by such Holder, a new Note in the same principal amount as the surrendered Note, but having an interest rate of 6.05%. Until so exchanged, the interest rate on all outstanding Notes shall be deemed to be 6.05% notwithstanding that the interest rate set out in such Note shall be 5.95%.

                             2.  The amendment set forth in Section 1.A shall be effective from April 1, 2001 through December 31, 2002 and the Company and the undersigned Holders agree that the definitions of "Cash Flow" and "Consolidated Net Worth" effective immediately prior to such amendment shall be effective from and after January 1, 2003.

                             3.  The Company hereby represents and warrants that, after giving effect to this Amendment, no Default or Event of Default will have occurred or be continuing. Except as expressly provided herein (and solely with respect to the period referenced herein and therein), the Agreement shall remain in full force and effect and this Amendment shall not operate as a waiver of any right, power or remedy of any Holder, nor constitute a waiver of any provision of the Agreement.

                             4.  This Amendment shall be effective as of the date first above written and the Agreement shall be deemed amended upon (i) payment to the Holders of an aggregate amount of $10,000 and (ii) delivery to the Holders of a fully executed copy of this Agreement.

IN WITNESS WHEREOF, each of the Company and the undersigned Holders have caused this Amendment to be executed by its duly authorized representative as of the date and year first above written.

THE INTERPUBLIC GROUP OF COMPANIES,
INC.

By: /s/ Steven Berns
Name: Steven Berns
Title: Vice President and Treasurer

HOLDERS:

THE PRUDENTIAL INSURANCE COMPANY
OF AMERICA

By: /s/ William C. Pappas
Name: William C. Pappas
Title: Vice President

Exhibit 10(i)(N)
EXECUTION COPY

AMENDMENT AND WAIVER AGREEMENT

                             AMENDMENT AND WAIVER AGREEMENT dated as of June 30, 2002 to the Note Purchase Agreement dated as of May 26, 1994 between The Interpublic Group of Companies, Inc. (the "Company") and The Prudential Insurance Company of America, as amended (the "Agreement"). Capitalized terms used but not defined herein are used with the meanings given to those terms in the Agreement and the Notes (as defined below). The persons listed below as Holders hold at least 66-2/3% of the aggregate outstanding principal amount of 8.01% Senior Notes due 2004 issued pursuant to the Agreement (the "Notes").

1. The Company and the undersigned Holders hereby agree to the following amendment of the Agreement:

A. The definition of "Cash Flow" is amended to read in its entirety as follows:

              "Cash Flow" shall mean the sum of net income, depreciation expenses, amortization costs and changes in deferred taxes plus to the extent deducted in the calculation of net income for any period (i) post-retirement and post-employment benefit costs recognized prior to the period in which such benefits are paid, (ii) non-recurring charges of $62,215,000 recorded by the Company in accordance with generally accepted accounting principles in the financial statements of the Company for the fiscal quarter ended December 31, 2000, (iii) the investment impairment charge of $160,100,000 recorded by the Company in accordance with generally accepted accounting principles in the financial statements of the Company for the fiscal quarter ended March 31, 2001, (iv) non-recurring charges of $274,256,000 recorded by the Company in accordance with generally accepted accounting principles in the financial statements of the Company for the fiscal quarter ended June 30, 2001, (v) restructuring and other merger related charges not in excess of $500,000,000 in the aggregate recorded by the Company in accordance with generally accepted accounting principles in the financial statements of the Company for the fiscal quarters ended September 30, 2001 and December 31, 2001 and (vi) non-cash charges related to investment impairment and write-offs of uncollectible debt incurred by the Company in an aggregate amount of no more than $28,600,000 with respect to the fiscal quarter ended June 30, 2002 or prior periods on a cumulative basis.

B. Section 6B is amended to read in its entirety as follows:

              6B.  Total Borrowed Funds to Consolidated Net Worth. The Company will not permit Total Borrowed Funds to exceed (i) 93% of Consolidated Net Worth at the end of the fiscal quarter ending September 30, 2002 or (ii) 85% of Consolidated Net Worth at the end of any other quarter.

C.  From and after July 1, 2002 the interest rate on the Notes shall be 8.51% per annum and the interest rate "8.01%" shall be deleted each and every time it appears in the Agreement or the Notes and replaced with "8.51%." The Company hereby agrees to execute and deliver to each Holder who shall request the same, upon surrender to the Company of the outstanding Note held by such Holder, a new Note in the same principal amount as the surrendered Note, but having an interest rate of 8.51%. Until so exchanged, the interest rate on all outstanding Notes shall be deemed to be 8.51% notwithstanding that the interest rate set out in such Note shall be 8.01%.

                             2.  Subject to the provisions of Section 3 below, the amendment set forth in Section 1.A shall be effective from June 30, 2002 through March 31, 2003 and the Company and the undersigned Holders agree that the definition of "Cash Flow" applicable and effective on March 31, 2001 shall be restored, deemed reinstated and effective as if expressly set forth herein from and after April 1, 2003.

                             3.  In reliance upon the Company's representations in Section 4 below, the Required Holders waive any violations of Sections 5A, 5B(i) and 5(E) of the Agreement, and the inaccuracies in the representations and warranties contained in Sections 8D and 8K of the Agreement, in each case solely to the extent caused by the non-cash charges incurred by the Company in an aggregate amount of no more than $97,100,000 with respect to the fiscal quarter ended June 30, 2002 or prior periods on a cumulative basis; provided, however, that with respect to Section 5E, such waiver is limited to those laws, rules and regulations enacted for the primary purpose of regulating or governing audit and/or financial reporting requirements for similarly-situated public companies; and provided further that all of the foregoing waivers expressly exclude any conduct, actions or omissions on the part of the Company, its affiliates, or any of their respective officers, directors or employees in connection with the matters contemplated hereby, that constitute fraud, willful misconduct or criminal charges for which any such Person is indicted or otherwise prosecuted.

                             4.  The Company hereby represents and warrants that, after giving effect to this Amendment and Waiver Agreement, no Default or Event of Default will have occurred or be continuing. Except as expressly provided herein (and solely with respect to any applicable period referenced herein), the Agreement shall remain in full force and effect and this Amendment and Waiver Agreement shall not operate as a waiver of any right, power or remedy of any Holder, nor constitute a waiver of any provision of the Agreement.

                             5.  In consideration for the amendment set forth in Section 1.B, the Company shall pay pro rata to the Holders a fee in an aggregate amount equal to the product of (x) the aggregate outstanding principal amount of the Notes and (y) 0.125%.

6. The Company agrees to pay all out-of-pocket expenses incurred by the Holders in connection with this Amendment and Waiver Agreement in accordance with the terms of Section 11B of the Agreement.

7. This Amendment and Waiver Agreement shall be construed and enforced in accordance with the laws of the State of New York, without regard to conflicts of law provisions.

                             8.  Each of the Holders agrees to keep confidential, in accordance with Section 11H of the Agreement, all information disclosed by the Company to the Holders in connection with this Amendment and Waiver Agreement relating to the subject matter hereof (other than any such information which was publicly known or otherwise known to such Holder at the time of disclosure, or (ii) which subsequently becomes publicly known through no act or omission by such Holder).

                             9.  This Amendment and Waiver Agreement shall be effective as of the date first above written and the Agreement shall be deemed amended upon delivery to the Holders of a fully executed copy of this Amendment and Waiver Agreement and the fee set forth in Section 5.

                             IN WITNESS WHEREOF, each of the Company and the undersigned Holders has caused this Amendment and Waiver Agreement to be executed by its duly authorized representative as of the date and year first above written.

THE INTERPUBLIC GROUP OF COMPANIES,
INC.

By: /s/ Steven Berns
Name: Steven Berns
Title: Vice President and Treasurer

HOLDERS:

THE PRUDENTIAL INSURANCE COMPANY
OF AMERICA

By: /s/ William C. Pappas
Name: William C. Pappas
Title: Vice President

Exhibit 10(i)(O)
EXECUTION COPY

AMENDMENT AND WAIVER AGREEMENT

                            AMENDMENT AND WAIVER AGREEMENT dated as of June 30, 2002 to the Note Purchase Agreement dated as of April 28, 1995 between The Interpublic Group of Companies, Inc. (the "Company") and The Prudential Insurance Company of America, as amended (the "Agreement"). Capitalized terms used but not defined herein are used with the meanings given to those terms in the Agreement and the Notes (as defined below). The persons listed below as Holders hold at least 66-2/3% of the aggregate outstanding principal amount of 7.95% Senior Notes due 2005 issued pursuant to the Agreement (the "Notes").

1. The Company and the undersigned Holders hereby agree to the following amendment of the Agreement:

A. The definition of "Cash Flow" is amended to read in its entirety as follows:

             "Cash Flow" shall mean the sum of net income, depreciation expenses, amortization costs and changes in deferred taxes plus to the extent deducted in the calculation of net income for any period (i) post-retirement and post-employment benefit costs recognized prior to the period in which such benefits are paid, (ii) non-recurring charges of $62,215,000 recorded by the Company in accordance with generally accepted accounting principles in the financial statements of the Company for the fiscal quarter ended December 31, 2000, (iii) the investment impairment charge of $160,100,000 recorded by the Company in accordance with generally accepted accounting principles in the financial statements of the Company for the fiscal quarter ended March 31, 2001, (iv) non-recurring charges of $274,256,000 recorded by the Company in accordance with generally accepted accounting principles in the financial statements of the Company for the fiscal quarter ended June 30, 2001, (v) restructuring and other merger related charges not in excess of $500,000,000 in the aggregate recorded by the Company in accordance with generally accepted accounting principles in the financial statements of the Company for the fiscal quarters ended September 30, 2001 and December 31, 2001 and (vi) non-cash charges related to investment impairment and write-offs of uncollectible debt incurred by the Company in an aggregate amount of no more than $28,600,000 with respect to the fiscal quarter ended June 30, 2002 or prior periods on a cumulative basis.

B. Section 6B is amended to read in its entirety as follows:

             6B.  Total Borrowed Funds to Consolidated Net Worth. The Company will not permit Total Borrowed Funds to exceed (i) 93% of Consolidated Net Worth at the end of the fiscal quarter ending September 30, 2002 or (ii) 85% of Consolidated Net Worth at the end of any other quarter.

C.  From and after July 1, 2002 the interest rate on the Notes shall be 8.45% per annum and the interest rate "7.95%" shall be deleted each and every time it appears in the Agreement or the Notes and replaced with "8.45%." The Company hereby agrees to execute and deliver to each Holder who shall request the same, upon surrender to the Company of the outstanding Note held by such Holder, a new Note in the same principal amount as the surrendered Note, but having an interest rate of 8.45%. Until so exchanged, the interest rate on all outstanding Notes shall be deemed to be 8.45% notwithstanding that the interest rate set out in such Note shall be 7.95%.

                            2.  Subject to the provisions of Section 3 below, the amendment set forth in Section 1.A shall be effective from June 30, 2002 through March 31, 2003 and the Company and the undersigned Holders agree that the definition of "Cash Flow" applicable and effective on March 31, 2001 shall be restored, deemed reinstated and effective as if expressly set forth herein from and after April 1, 2003.

                            3.  In reliance upon the Company's representations in Section 4 below, the Required Holders waive any violations of Sections 5A, 5B(i) and 5(E) of the Agreement, and the inaccuracies in the representations and warranties contained in Sections 8D and 8K of the Agreement, in each case solely to the extent caused by the non-cash charges incurred by the Company in an aggregate amount of no more than $97,100,000 with respect to the fiscal quarter ended June 30, 2002 or prior periods on a cumulative basis; provided, however, that with respect to Section 5E, such waiver is limited to those laws, rules and regulations enacted for the primary purpose of regulating or governing audit and/or financial reporting requirements for similarly-situated public companies; and provided further that all of the foregoing waivers expressly exclude any conduct, actions or omissions on the part of the Company, its affiliates, or any of their respective officers, directors or employees in connection with the matters contemplated hereby, that constitute fraud, willful misconduct or criminal charges for which any such Person is indicted or otherwise prosecuted.

                            4.  The Company hereby represents and warrants that, after giving effect to this Amendment and Waiver Agreement, no Default or Event of Default will have occurred or be continuing. Except as expressly provided herein (and solely with respect to any applicable period referenced herein), the Agreement shall remain in full force and effect and this Amendment and Waiver Agreement shall not operate as a waiver of any right, power or remedy of any Holder, nor constitute a waiver of any provision of the Agreement.

                            5.  In consideration for the amendment set forth in Section 1.B, the Company shall pay pro rata to the Holders a fee in an aggregate amount equal to the product of (x) the aggregate outstanding principal amount of the Notes and (y) 0.125%.

6. The Company agrees to pay all out-of-pocket expenses incurred by the Holders in connection with this Amendment and Waiver Agreement in accordance with the terms of Section 11B of the Agreement.

7. This Amendment and Waiver Agreement shall be construed and enforced in accordance with the laws of the State of New York, without regard to conflicts of law provisions.

                            8.  Each of the Holders agrees to keep confidential, in accordance with Section 11H of the Agreement, all information disclosed by the Company to the Holders in connection with this Amendment and Waiver Agreement relating to the subject matter hereof (other than any such information which was publicly known or otherwise known to such Holder at the time of disclosure, or (ii) which subsequently becomes publicly known through no act or omission by such Holder).

                            9.  This Amendment and Waiver Agreement shall be effective as of the date first above written and the Agreement shall be deemed amended upon delivery to the Holders of a fully executed copy of this Amendment and Waiver Agreement and the fee set forth in Section 5.

                            IN WITNESS WHEREOF, each of the Company and the undersigned Holders has caused this Amendment and Waiver Agreement to be executed by its duly authorized representative as of the date and year first above written.

THE INTERPUBLIC GROUP OF COMPANIES,
INC.

By: /s/ Steven Berns
Name: Steven Berns
Title: Vice President and Treasurer

HOLDERS:

THE PRUDENTIAL INSURANCE COMPANY
OF AMERICA

By: /s/ William C. Pappas
Name: William C. Pappas
Title: Vice President

Exhibit 10(i)(P)
EXECUTION COPY

AMENDMENT AND WAIVER AGREEMENT

                            AMENDMENT AND WAIVER AGREEMENT dated as of June 30, 2002 to the Note Purchase Agreement dated as of October 31, 1996 between The Interpublic Group of Companies, Inc. (the "Company") and The Prudential Insurance Company of America, as amended (the "Agreement"). Capitalized terms used but not defined herein are used with the meanings given to those terms in the Agreement and the Notes (as defined below). The persons listed below as Holders hold at least 66-2/3% of the aggregate outstanding principal amount of 7.41% Senior Notes due 2006 issued pursuant to the Agreement (the "Notes").

1. The Company and the undersigned Holders hereby agree to the following amendment of the Agreement:

A. The definition of "Cash Flow" is amended to read in its entirety as follows:

              "Cash Flow" shall mean the sum of net income, depreciation expenses, amortization costs and changes in deferred taxes plus to the extent deducted in the calculation of net income for any period (i) post-retirement and post-employment benefit costs recognized prior to the period in which such benefits are paid, (ii) non-recurring charges of $62,215,000 recorded by the Company in accordance with generally accepted accounting principles in the financial statements of the Company for the fiscal quarter ended December 31, 2000, (iii) the investment impairment charge of $160,100,000 recorded by the Company in accordance with generally accepted accounting principles in the financial statements of the Company for the fiscal quarter ended March 31, 2001, (iv) non-recurring charges of $274,256,000 recorded by the Company in accordance with generally accepted accounting principles in the financial statements of the Company for the fiscal quarter ended June 30, 2001, (v) restructuring and other merger related charges not in excess of $500,000,000 in the aggregate recorded by the Company in accordance with generally accepted accounting principles in the financial statements of the Company for the fiscal quarters ended September 30, 2001 and December 31, 2001 and (vi) non-cash charges related to investment impairment and write-offs of uncollectible debt incurred by the Company in an aggregate amount of no more than $28,600,000 with respect to the fiscal quarter ended June 30, 2002 or prior periods on a cumulative basis.

B. Section 6B is amended to read in its entirety as follows:

              6B.  Total Borrowed Funds to Consolidated Net Worth. The Company will not permit Total Borrowed Funds to exceed (i) 93% of Consolidated Net Worth at the end of the fiscal quarter ending September 30, 2002 or (ii) 85% of Consolidated Net Worth at the end of any other quarter.

C.  From and after July 1, 2002 the interest rate on the Notes shall be 7.91% per annum and the interest rate "7.41%" shall be deleted each and every time it appears in the Agreement or the Notes and replaced with "7.91%." The Company hereby agrees to execute and deliver to each Holder who shall request the same, upon surrender to the Company of the outstanding Note held by such Holder, a new Note in the same principal amount as the surrendered Note, but having an interest rate of 7.91%. Until so exchanged, the interest rate on all outstanding Notes shall be deemed to be 7.91% notwithstanding that the interest rate set out in such Note shall be 7.41%.

                            2.  Subject to the provisions of Section 3 below, the amendment set forth in Section 1.A shall be effective from June 30, 2002 through March 31, 2003 and the Company and the undersigned Holders agree that the definition of "Cash Flow" applicable and effective on March 31, 2001 shall be restored, deemed reinstated and effective as if expressly set forth herein from and after April 1, 2003.

                            3.  In reliance upon the Company's representations in Section 4 below, the Required Holders waive any violations of Sections 5A, 5B(i) and 5(E) of the Agreement, and the inaccuracies in the representations and warranties contained in Sections 8D and 8K of the Agreement, in each case solely to the extent caused by the non-cash charges incurred by the Company in an aggregate amount of no more than $97,100,000 with respect to the fiscal quarter ended June 30, 2002 or prior periods on a cumulative basis; provided, however, that with respect to Section 5E, such waiver is limited to those laws, rules and regulations enacted for the primary purpose of regulating or governing audit and/or financial reporting requirements for similarly-situated public companies; and provided further that all of the foregoing waivers expressly exclude any conduct, actions or omissions on the part of the Company, its affiliates, or any of their respective officers, directors or employees in connection with the matters contemplated hereby, that constitute fraud, willful misconduct or criminal charges for which any such Person is indicted or otherwise prosecuted.

                            4.  The Company hereby represents and warrants that, after giving effect to this Amendment and Waiver Agreement, no Default or Event of Default will have occurred or be continuing. Except as expressly provided herein (and solely with respect to any applicable period referenced herein), the Agreement shall remain in full force and effect and this Amendment and Waiver Agreement shall not operate as a waiver of any right, power or remedy of any Holder, nor constitute a waiver of any provision of the Agreement.

                            5.  In consideration for the amendment set forth in Section 1.B, the Company shall pay pro rata to the Holders a fee in an aggregate amount equal to the product of (x) the aggregate outstanding principal amount of the Notes and (y) 0.125%.

6. The Company agrees to pay all out-of-pocket expenses incurred by the Holders in connection with this Amendment and Waiver Agreement in accordance with the terms of Section 11B of the Agreement.

7. This Amendment and Waiver Agreement shall be construed and enforced in accordance with the laws of the State of New York, without regard to conflicts of law provisions.

                            8.  Each of the Holders agrees to keep confidential, in accordance with Section 11H of the Agreement, all information disclosed by the Company to the Holders in connection with this Amendment and Waiver Agreement relating to the subject matter hereof (other than any such information which was publicly known or otherwise known to such Holder at the time of disclosure, or (ii) which subsequently becomes publicly known through no act or omission by such Holder).

                            9.  This Amendment and Waiver Agreement shall be effective as of the date first above written and the Agreement shall be deemed amended upon delivery to the Holders of a fully executed copy of this Amendment and Waiver Agreement and the fee set forth in Section 5.

                            IN WITNESS WHEREOF, each of the Company and the undersigned Holders has caused this Amendment and Waiver Agreement to be executed by its duly authorized representative as of the date and year first above written.

THE INTERPUBLIC GROUP OF COMPANIES,
INC.

By: /s/ Steven Berns
Name: Steven Berns
Title: Vice President and Treasurer

HOLDERS:

THE PRUDENTIAL INSURANCE COMPANY
OF AMERICA

By: /s/ William C. Pappas
Name: William C. Pappas
Title: Vice President

Exhibit 10(i)(Q)
EXECUTION COPY

AMENDMENT AND WAIVER AGREEMENT

                            AMENDMENT AND WAIVER AGREEMENT dated as of June 30, 2002 to the Note Purchase Agreement dated as of August 18, 1997 between The Interpublic Group of Companies, Inc. (the "Company") and The Prudential Insurance Company of America, as amended (the "Agreement"). Capitalized terms used but not defined herein are used with the meanings given to those terms in the Agreement and the Notes (as defined below). The persons listed below as Holders hold at least 66-2/3% of the aggregate outstanding principal amount of 7.09% Senior Notes due 2007 issued pursuant to the Agreement (the "Notes").

1. The Company and the undersigned Holders hereby agree to the following amendment of the Agreement:

A. The definition of "Cash Flow" is amended to read in its entirety as follows:

              "Cash Flow" shall mean the sum of net income, depreciation expenses, amortization costs and changes in deferred taxes plus to the extent deducted in the calculation of net income for any period (i) post-retirement and post-employment benefit costs recognized prior to the period in which such benefits are paid, (ii) non-recurring charges of $62,215,000 recorded by the Company in accordance with generally accepted accounting principles in the financial statements of the Company for the fiscal quarter ended December 31, 2000, (iii) the investment impairment charge of $160,100,000 recorded by the Company in accordance with generally accepted accounting principles in the financial statements of the Company for the fiscal quarter ended March 31, 2001, (iv) non-recurring charges of $274,256,000 recorded by the Company in accordance with generally accepted accounting principles in the financial statements of the Company for the fiscal quarter ended June 30, 2001, (v) restructuring and other merger related charges not in excess of $500,000,000 in the aggregate recorded by the Company in accordance with generally accepted accounting principles in the financial statements of the Company for the fiscal quarters ended September 30, 2001 and December 31, 2001 and (vi) non-cash charges related to investment impairment and write-offs of uncollectible debt incurred by the Company in an aggregate amount of no more than $28,600,000 with respect to the fiscal quarter ended June 30, 2002 or prior periods on a cumulative basis.

B. Section 6B is amended to read in its entirety as follows:

            6B.  Total Borrowed Funds to Consolidated Net Worth. The Company will not permit Total Borrowed Funds to exceed (i) 93% of Consolidated Net Worth at the end of the fiscal quarter ending September 30, 2002 or (ii) 85% of Consolidated Net Worth at the end of any other quarter.

C.  From and after July 1, 2002 the interest rate on the Notes shall be 7.59% per annum and the interest rate "7.09%" shall be deleted each and every time it appears in the Agreement or the Notes and replaced with "7.59%." The Company hereby agrees to execute and deliver to each Holder who shall request the same, upon surrender to the Company of the outstanding Note held by such Holder, a new Note in the same principal amount as the surrendered Note, but having an interest rate of 7.59%. Until so exchanged, the interest rate on all outstanding Notes shall be deemed to be 7.59% notwithstanding that the interest rate set out in such Note shall be 7.09%.

                            2.  Subject to the provisions of Section 3 below, the amendment set forth in Section 1.A shall be effective from June 30, 2002 through March 31, 2003 and the Company and the undersigned Holders agree that the definition of "Cash Flow" applicable and effective on March 31, 2001 shall be restored, deemed reinstated and effective as if expressly set forth herein from and after April 1, 2003.

                            3.  In reliance upon the Company's representations in Section 4 below, the Required Holders waive any violations of Sections 5A, 5B(i) and 5(E) of the Agreement, and the inaccuracies in the representations and warranties contained in Sections 8D and 8K of the Agreement, in each case solely to the extent caused by the non-cash charges incurred by the Company in an aggregate amount of no more than $97,100,000 with respect to the fiscal quarter ended June 30, 2002 or prior periods on a cumulative basis; provided, however, that with respect to Section 5E, such waiver is limited to those laws, rules and regulations enacted for the primary purpose of regulating or governing audit and/or financial reporting requirements for similarly-situated public companies; and provided further that all of the foregoing waivers expressly exclude any conduct, actions or omissions on the part of the Company, its affiliates, or any of their respective officers, directors or employees in connection with the matters contemplated hereby, that constitute fraud, willful misconduct or criminal charges for which any such Person is indicted or otherwise prosecuted.

                            4.  The Company hereby represents and warrants that, after giving effect to this Amendment and Waiver Agreement, no Default or Event of Default will have occurred or be continuing. Except as expressly provided herein (and solely with respect to any applicable period referenced herein), the Agreement shall remain in full force and effect and this Amendment and Waiver Agreement shall not operate as a waiver of any right, power or remedy of any Holder, nor constitute a waiver of any provision of the Agreement.

                            5.  In consideration for the amendment set forth in Section 1.B, the Company shall pay pro rata to the Holders a fee in an aggregate amount equal to the product of (x) the aggregate outstanding principal amount of the Notes and (y) 0.125%.

6. The Company agrees to pay all out-of-pocket expenses incurred by the Holders in connection with this Amendment and Waiver Agreement in accordance with the terms of Section 11B of the Agreement.

7. This Amendment and Waiver Agreement shall be construed and enforced in accordance with the laws of the State of New York, without regard to conflicts of law provisions.

                            8.  Each of the Holders agrees to keep confidential, in accordance with Section 11H of the Agreement, all information disclosed by the Company to the Holders in connection with this Amendment and Waiver Agreement relating to the subject matter hereof (other than any such information which was publicly known or otherwise known to such Holder at the time of disclosure, or (ii) which subsequently becomes publicly known through no act or omission by such Holder).

                            9.  This Amendment and Waiver Agreement shall be effective as of the date first above written and the Agreement shall be deemed amended upon delivery to the Holders of a fully executed copy of this Amendment and Waiver Agreement and the fee set forth in Section 5.

                            IN WITNESS WHEREOF, each of the Company and the undersigned Holders has caused this Amendment and Waiver Agreement to be executed by its duly authorized representative as of the date and year first above written.

THE INTERPUBLIC GROUP OF COMPANIES,
INC.

By: /s/ Steven Berns
Name: Steven Berns
Title: Vice President and Treasurer

HOLDERS:

THE PRUDENTIAL INSURANCE COMPANY
OF AMERICA

By: /s/ William C. Pappas
Name: William C. Pappas
Title: Vice President

Exhibit 10(i)(R)
EXECUTION COPY

AMENDMENT AND WAIVER AGREEMENT

                            AMENDMENT AND WAIVER AGREEMENT dated as of June 30, 2002 to the Note Purchase Agreement dated as of January 21, 1999 between The Interpublic Group of Companies, Inc. (the "Company") and The Prudential Insurance Company of America, as amended (the "Agreement"). Capitalized terms used but not defined herein are used with the meanings given to those terms in the Agreement and the Notes (as defined below). The persons listed below as Holders hold at least 66-2/3% of the aggregate outstanding principal amount of 6.05% Senior Notes due 2009 issued pursuant to the Agreement (the "Notes").

1. The Company and the undersigned Holders hereby agree to the following amendment of the Agreement:

A. The definition of "Cash Flow" is amended to read in its entirety as follows:

              "Cash Flow" shall mean the sum of net income, depreciation expenses, amortization costs and changes in deferred taxes plus to the extent deducted in the calculation of net income for any period (i) post-retirement and post-employment benefit costs recognized prior to the period in which such benefits are paid, (ii) non-recurring charges of $62,215,000 recorded by the Company in accordance with generally accepted accounting principles in the financial statements of the Company for the fiscal quarter ended December 31, 2000, (iii) the investment impairment charge of $160,100,000 recorded by the Company in accordance with generally accepted accounting principles in the financial statements of the Company for the fiscal quarter ended March 31, 2001, (iv) non-recurring charges of $274,256,000 recorded by the Company in accordance with generally accepted accounting principles in the financial statements of the Company for the fiscal quarter ended June 30, 2001, (v) restructuring and other merger related charges not in excess of $500,000,000 in the aggregate recorded by the Company in accordance with generally accepted accounting principles in the financial statements of the Company for the fiscal quarters ended September 30, 2001 and December 31, 2001 and (vi) non-cash charges related to investment impairment and write-offs of uncollectible debt incurred by the Company in an aggregate amount of no more than $28,600,000 with respect to the fiscal quarter ended June 30, 2002 or prior periods on a cumulative basis.

B. Section 6B is amended to read in its entirety as follows:

              6B.  Total Borrowed Funds to Consolidated Net Worth. The Company will not permit Total Borrowed Funds to exceed (i) 93% of Consolidated Net Worth at the end of the fiscal quarter ending September 30, 2002 or (ii) 85% of Consolidated Net Worth at the end of any other quarter.

C.  From and after July 1, 2002 the interest rate on the Notes shall be 6.55% per annum and the interest rate "6.05%" shall be deleted each and every time it appears in the Agreement or the Notes and replaced with "6.55%." The Company hereby agrees to execute and deliver to each Holder who shall request the same, upon surrender to the Company of the outstanding Note held by such Holder, a new Note in the same principal amount as the surrendered Note, but having an interest rate of 6.55%. Until so exchanged, the interest rate on all outstanding Notes shall be deemed to be 6.55% notwithstanding that the interest rate set out in such Note shall be 6.05%.

                           2.  Subject to the provisions of Section 3 below, the amendment set forth in Section 1.A shall be effective from June 30, 2002 through March 31, 2003 and the Company and the undersigned Holders agree that the definition of "Cash Flow" applicable and effective on March 31, 2001 shall be restored, deemed reinstated and effective as if expressly set forth herein from and after April 1, 2003.

                            3.  In reliance upon the Company's representations in Section 4 below, the Required Holders waive any violations of Sections 5A, 5B(i) and 5(E) of the Agreement, and the inaccuracies in the representations and warranties contained in Sections 8D and 8K of the Agreement, in each case solely to the extent caused by the non-cash charges incurred by the Company in an aggregate amount of no more than $97,100,000 with respect to the fiscal quarter ended June 30, 2002 or prior periods on a cumulative basis; provided, however, that with respect to Section 5E, such waiver is limited to those laws, rules and regulations enacted for the primary purpose of regulating or governing audit and/or financial reporting requirements for similarly-situated public companies; and provided further that all of the foregoing waivers expressly exclude any conduct, actions or omissions on the part of the Company, its affiliates, or any of their respective officers, directors or employees in connection with the matters contemplated hereby, that constitute fraud, willful misconduct or criminal charges for which any such Person is indicted or otherwise prosecuted.

                            4.  The Company hereby represents and warrants that, after giving effect to this Amendment and Waiver Agreement, no Default or Event of Default will have occurred or be continuing. Except as expressly provided herein (and solely with respect to any applicable period referenced herein), the Agreement shall remain in full force and effect and this Amendment and Waiver Agreement shall not operate as a waiver of any right, power or remedy of any Holder, nor constitute a waiver of any provision of the Agreement.

                            5.  In consideration for the amendment set forth in Section 1.B, the Company shall pay pro rata to the Holders a fee in an aggregate amount equal to the product of (x) the aggregate outstanding principal amount of the Notes and (y) 0.125%.

6. The Company agrees to pay all out-of-pocket expenses incurred by the Holders in connection with this Amendment and Waiver Agreement in accordance with the terms of Section 11B of the Agreement.

7. This Amendment and Waiver Agreement shall be construed and enforced in accordance with the laws of the State of New York, without regard to conflicts of law provisions.

                            8.  Each of the Holders agrees to keep confidential, in accordance with Section 11H of the Agreement, all information disclosed by the Company to the Holders in connection with this Amendment and Waiver Agreement relating to the subject matter hereof (other than any such information which was publicly known or otherwise known to such Holder at the time of disclosure, or (ii) which subsequently becomes publicly known through no act or omission by such Holder).

                            9.  This Amendment and Waiver Agreement shall be effective as of the date first above written and the Agreement shall be deemed amended upon delivery to the Holders of a fully executed copy of this Amendment and Waiver Agreement and the fee set forth in Section 5.

                            IN WITNESS WHEREOF, each of the Company and the undersigned Holders has caused this Amendment and Waiver Agreement to be executed by its duly authorized representative as of the date and year first above written.

THE INTERPUBLIC GROUP OF COMPANIES,
INC.

By: /s/ Steven Berns
Name: Steven Berns
Title: Vice President and Treasurer

HOLDERS:

THE PRUDENTIAL INSURANCE COMPANY
OF AMERICA

By: /s/ William C. Pappas
Name: William C. Pappas
Title: Vice President

Exhibit 10(i)(S)
EXECUTION COPY

AMENDMENT AND WAIVER AGREEMENT

                            AMENDMENT AND WAIVER AGREEMENT dated as of September 30, 2002 to the Note Purchase Agreement dated as of May 26, 1994 between The Interpublic Group of Companies, Inc. (the "Company") and The Prudential Insurance Company of America, as amended (the "Agreement"). Capitalized terms used but not defined herein are used with the meanings given to those terms in the Agreement and the Notes (as defined below). The persons listed below as Holders hold at least 66-2/3% of the aggregate outstanding principal amount of 8.51% Senior Notes due 2004 issued pursuant to the Agreement (the "Notes").

1. The Company and the undersigned Holders hereby agree to the following amendments to the Agreement:

(a) Paragraph 5 of the Agreement is amended by adding to the end thereof a new subsection 5H to read as follows:

           "5H.    Subsequent Amendment. The Company shall use best efforts to deliver to the holders of the Notes a duly executed amendment to the Agreement (in form and substance reasonably acceptable to the Required Holders and the Company) on or before January 15, 2003, which amendment will include, without limitation, limitations on the ability of the Company and its Consolidated Subsidiaries (i) to make acquisitions or investments, (ii) to make capital expenditures, (iii) to declare or pay dividends, and (iv) to repurchase shares or other debt securities; provided that none of such limitations shall be more restrictive than the corresponding provisions contained in the Company's (a) Five-Year Credit Agreement with Citibank, N.A., as agent, and the other lenders party thereto, dated as of June 27, 2000, as amended, supplemented and in effect as of the date of such amendment to the Agreement and (b) 364-Day Credit Agreement with Citibank, N.A., as agent, and the other lenders party thereto, dated as of May 16, 2002, as amended, supplemented and in effect as of the date of such amendment to the Agreement (together, the "Amended Citibank Agreements"); and provided further that, so long as Standard & Poor's' and Moody's Investors Service, Inc.'s ratings for the Company's long-term senior unsecured debt are at least BBB- and Baa3, respectively (and, if such ratings are BBB- and Baa3, respectively, they are not the subject of a credit watch with negative outlook), such limitations shall, automatically and without further action by the Company (except as set forth below) or the Holders, be amended to reflect (x) any amendments or new provisions that make the terms of such corresponding limitations in the Amended Citibank Agreements, or in any credit agreement that replaces either or both of the Amended Citibank Agreements in its or their entirety, less restrictive and (y) the elimination in whole or in part of such limitations in the Amended Citibank Agreements or any such replacement agreement. Any such automatic amendment to this Agreement shall be effective as of the date of, and upon delivery by the Company to the Holders of an executed copy of, any amendment or agreement referenced in clause (x) or (y) above."

(b) Paragraph 6 of the Agreement is amended by adding to the end thereof a new subsection 6F to read as follows:

           "6F.     Related Amendments. Until the date of delivery of the amendment referred to in Paragraph 5H, the Company will not amend, modify or change in any manner its (a) Five-Year Credit Agreement with Citibank, N.A., as agent, and the other lenders party thereto, dated as of June 27, 2000 (as amended, supplemented and in effect as of the date hereof, the "Five-Year Citibank Agreement"), (b) 364-Day Credit Agreement with Citibank, N.A., as agent, and the other lenders party thereto, dated as of May 16, 2002 (as amended, supplemented and in effect as of the date hereof, the "364-Day Citibank Agreement"), or (c) any other long-term Debt of the Company, in each case to shorten the maturity or amortization thereof, or prepay any amounts under the foregoing (other than (x) in connection with a refinancing thereof with Debt having a maturity no sooner than the maturity of such refinanced Debt or (y) prepayments pursuant to the terms of the Five-Year Citibank Agreement and the 364-Day Citibank Agreement )."

              (c)  From and after November 13, 2002 the interest rate on the Notes shall be 9.51% per annum and the interest rate "8.51%" shall be deleted each and every time it appears in the Agreement or the Notes and replaced with "9.51%." The Company hereby agrees to execute and deliver to each Holder who shall request the same, upon surrender to the Company of the outstanding Note held by such Holder, a new Note in the same principal amount as the surrendered Note, but having an interest rate of 9.51%. Until so exchanged, the interest rate on all outstanding Notes shall be deemed to be 9.51%, notwithstanding any other interest rate set out in such Note.

                            2.    Except as expressly provided herein (and solely with respect to any applicable period referenced herein), the Agreement shall remain in full force and effect and this Amendment and Waiver Agreement shall not operate as a waiver of any right, power or remedy of any Holder, nor constitute a waiver of any provision of the Agreement.

                            3.    In reliance upon the Company's representations in Section 4 below, the Required Holders (a) waive any violations of Section 6B of the Agreement occurring at the end of the fiscal quarter ended September 30, 2002, and (b) acknowledge and agree with the Company that any bank overdraft obligations of the Company and its Consolidated Subsidiaries outstanding during any period prior to (and including any period ended on) September 30, 2002, shall be excluded from Total Borrowed Funds.

                            4.    In reliance upon the Company's representations in Section 4 below, the Required Holders waive any violations of Sections 5A, 5B(i) and 5(E) of the Agreement, and any inaccuracies in the representations and warranties contained in Sections 8D and 8K of the Agreement, in each case solely to the extent caused by the non-cash charges incurred by the Company in an aggregate amount of no more than $190,000,000 with respect to the fiscal quarter ended June 30, 2002 or prior periods on a cumulative basis; provided, however, that with respect to Section 5E, such waiver is limited to those laws, rules and regulations enacted for the primary purpose of regulating or governing audit and/or financial reporting requirements for similarly-situated public companies; and provided further that all of the foregoing waivers expressly exclude any conduct, actions or omissions on the part of the Company, its affiliates, or any of their respective officers, directors or employees in connection with the matters contemplated hereby, that constitute fraud, willful misconduct or criminal charges for which any such Person is indicted or otherwise prosecuted.

5. As inducement for the waivers and amendments set forth in Sections 3 and 4, the Company hereby represents and warrants that:

(a) At the end of the fiscal quarter ended on September 30, 2002, Total Borrowed Funds did not exceed 107.0% of Consolidated Net Worth.

(b) After giving effect to this Amendment and Waiver Agreement, no Default or Event of Default will have occurred or be continuing.

(c)       The Company is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization, and has all corporate powers and all material governmental licenses, authorizations, consents and approvals required to carry on its business.

(d)       The execution, delivery and performance by the Company of this Amendment and Waiver Agreement, are within the Company 's corporate powers, have been duly authorized by all necessary corporate action, and do not contravene, or constitute a default under, any provision of applicable law or regulation or of the certificate of incorporation of the Company or of any judgment, injunction, order, decree, material agreement or other instrument binding upon the Company or result in the creation or imposition of any Lien on any asset of the Company or any of its Consolidated Subsidiaries.

(e)       No authorization or approval or other action by, and no notice to or filing with, any governmental authority or regulatory body or any other third party is required for the due execution, delivery and performance by the Company of this Amendment and Waiver Agreement.

(f)       This Amendment and Waiver Agreement has been duly executed and delivered by the Company. This Amendment and Waiver Agreement is the legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting the rights of creditors generally and subject to general principles of equity.

(g)       There is no action, suit, investigation, litigation or proceeding pending against, or to the knowledge of the Company, threatened against the Company or any of its Consolidated Subsidiaries before any court or arbitrator or any governmental body, agency or official in which there is a significant probability of an adverse decision that (i) would have a material adverse effect on (x) the business, financial condition or results of operations of the Company and its Consolidated Subsidiaries taken as a whole, (y) the rights and remedies of the Holders under the Agreement or any Note or (z) the ability of the Company to perform its obligations under the Agreement or any Note or (ii) purports to affect the legality, validity or enforceability of this Amendment and Waiver Agreement or the consummation of the transactions contemplated hereby.

                            6. In consideration for the waiver set forth in Section 2, the Company shall pay pro rata to the Holders a fee in an aggregate amount equal to the product of (x) the aggregate outstanding principal amount of the Notes and (y) 0.15%.

7. The Company agrees to pay all out-of-pocket expenses incurred by the Holders in connection with this Amendment and Waiver Agreement in accordance with the terms of Section 11B of the Agreement.

8. This Amendment and Waiver Agreement shall be construed and enforced in accordance with the laws of the State of New York, without regard to conflicts of law provisions.

                            9. Each of the Holders agrees to keep confidential, in accordance with Section 11H of the Agreement, all information disclosed by the Company to the Holders in connection with this Amendment and Waiver Agreement relating to the subject matter hereof (other than any such information (i) which was publicly known or otherwise known to such Holder at the time of disclosure, or (ii) which subsequently becomes publicly known through no act or omission by such Holder).

                            10. This Amendment and Waiver Agreement shall be effective as of the date first above written and the Agreement shall be deemed amended upon delivery to the Holders of a fully executed copy of this Amendment and Waiver Agreement and the fee set forth in Section 5.

                            IN WITNESS WHEREOF, each of the Company and the undersigned Holders has caused this Amendment and Waiver Agreement to be executed by its duly authorized representative as of the date and year first above written.

THE INTERPUBLIC GROUP OF COMPANIES,
INC.

By: /s/ Steven Berns
Name: Steven Berns
Title: Vice President and Treasurer

HOLDERS:

THE PRUDENTIAL INSURANCE COMPANY
OF AMERICA

By: /s/ William C. Pappas
Name: William C. Pappas
Title: Vice President

By: /s/ William C. Pappas
Name: William C. Pappas
Title: Vice President

Exhibit 10(i)(T)
EXECUTION COPY

AMENDMENT AND WAIVER AGREEMENT

                            AMENDMENT AND WAIVER AGREEMENT dated as of September 30, 2002 to the Note Purchase Agreement dated as of April 28, 1995 between The Interpublic Group of Companies, Inc. (the "Company") and The Prudential Insurance Company of America, as amended (the "Agreement"). Capitalized terms used but not defined herein are used with the meanings given to those terms in the Agreement and the Notes (as defined below). The persons listed below as Holders hold at least 66-2/3% of the aggregate outstanding principal amount of 8.45% Senior Notes due 2005 issued pursuant to the Agreement (the "Notes").

1. The Company and the undersigned Holders hereby agree to the following amendments to the Agreement:

(a) Paragraph 5 of the Agreement is amended by adding to the end thereof a new subsection 5H to read as follows:

           "5H.     Subsequent Amendment. The Company shall use best efforts to deliver to the holders of the Notes a duly executed amendment to the Agreement (in form and substance reasonably acceptable to the Required Holders and the Company) on or before January 15, 2003, which amendment will include, without limitation, limitations on the ability of the Company and its Consolidated Subsidiaries (i) to make acquisitions or investments, (ii) to make capital expenditures, (iii) to declare or pay dividends, and (iv) to repurchase shares or other debt securities; provided that none of such limitations shall be more restrictive than the corresponding provisions contained in the Company's (a) Five-Year Credit Agreement with Citibank, N.A., as agent, and the other lenders party thereto, dated as of June 27, 2000, as amended, supplemented and in effect as of the date of such amendment to the Agreement and (b) 364-Day Credit Agreement with Citibank, N.A., as agent, and the other lenders party thereto, dated as of May 16, 2002, as amended, supplemented and in effect as of the date of such amendment to the Agreement (together, the "Amended Citibank Agreements"); and provided further that, so long as Standard & Poor's' and Moody's Investors Service, Inc.'s ratings for the Company's long-term senior unsecured debt are at least BBB- and Baa3, respectively (and, if such ratings are BBB- and Baa3, respectively, they are not the subject of a credit watch with negative outlook), such limitations shall, automatically and without further action by the Company (except as set forth below) or the Holders, be amended to reflect (x) any amendments or new provisions that make the terms of such corresponding limitations in the Amended Citibank Agreements, or in any credit agreement that replaces either or both of the Amended Citibank Agreements in its or their entirety, less restrictive and (y) the elimination in whole or in part of such limitations in the Amended Citibank Agreements or any such replacement agreement. Any such automatic amendment to this Agreement shall be effective as of the date of, and upon delivery by the Company to the Holders of an executed copy of, any amendment or agreement referenced in clause (x) or (y) above."

(b) Paragraph 6 of the Agreement is amended by adding to the end thereof a new subsection 6F to read as follows:

           "6F.     Related Amendments. Until the date of delivery of the amendment referred to in Paragraph 5H, the Company will not amend, modify or change in any manner its (a) Five-Year Credit Agreement with Citibank, N.A., as agent, and the other lenders party thereto, dated as of June 27, 2000 (as amended, supplemented and in effect as of the date hereof, the "Five-Year Citibank Agreement"), (b) 364-Day Credit Agreement with Citibank, N.A., as agent, and the other lenders party thereto, dated as of May 16, 2002 (as amended, supplemented and in effect as of the date hereof, the "364-Day Citibank Agreement"), or (c) any other long-term Debt of the Company, in each case to shorten the maturity or amortization thereof, or prepay any amounts under the foregoing (other than (x) in connection with a refinancing thereof with Debt having a maturity no sooner than the maturity of such refinanced Debt or (y) prepayments pursuant to the terms of the Five-Year Citibank Agreement and the 364-Day Citibank Agreement )."

              (c)  From and after November 13, 2002 the interest rate on the Notes shall be 9.45% per annum and the interest rate "8.45%" shall be deleted each and every time it appears in the Agreement or the Notes and replaced with "9.45%." The Company hereby agrees to execute and deliver to each Holder who shall request the same, upon surrender to the Company of the outstanding Note held by such Holder, a new Note in the same principal amount as the surrendered Note, but having an interest rate of 9.45%. Until so exchanged, the interest rate on all outstanding Notes shall be deemed to be 9.45%, notwithstanding any other interest rate set out in such Note.

                            2.    Except as expressly provided herein (and solely with respect to any applicable period referenced herein), the Agreement shall remain in full force and effect and this Amendment and Waiver Agreement shall not operate as a waiver of any right, power or remedy of any Holder, nor constitute a waiver of any provision of the Agreement.

                            3.    In reliance upon the Company's representations in Section 4 below, the Required Holders (a) waive any violations of Section 6B of the Agreement occurring at the end of the fiscal quarter ended September 30, 2002, and (b) acknowledge and agree with the Company that any bank overdraft obligations of the Company and its Consolidated Subsidiaries outstanding during any period prior to (and including any period ended on) September 30, 2002, shall be excluded from Total Borrowed Funds.

                            4.    In reliance upon the Company's representations in Section 4 below, the Required Holders waive any violations of Sections 5A, 5B(i) and 5(E) of the Agreement, and any inaccuracies in the representations and warranties contained in Sections 8D and 8K of the Agreement, in each case solely to the extent caused by the non-cash charges incurred by the Company in an aggregate amount of no more than $190,000,000 with respect to the fiscal quarter ended June 30, 2002 or prior periods on a cumulative basis; provided, however, that with respect to Section 5E, such waiver is limited to those laws, rules and regulations enacted for the primary purpose of regulating or governing audit and/or financial reporting requirements for similarly-situated public companies; and provided further that all of the foregoing waivers expressly exclude any conduct, actions or omissions on the part of the Company, its affiliates, or any of their respective officers, directors or employees in connection with the matters contemplated hereby, that constitute fraud, willful misconduct or criminal charges for which any such Person is indicted or otherwise prosecuted.

5. As inducement for the waivers and amendments set forth in Sections 3 and 4, the Company hereby represents and warrants that:

(a) At the end of the fiscal quarter ended on September 30, 2002, Total Borrowed Funds did not exceed 107.0% of Consolidated Net Worth.

(b) After giving effect to this Amendment and Waiver Agreement, no Default or Event of Default will have occurred or be continuing.

(c)       The Company is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization, and has all corporate powers and all material governmental licenses, authorizations, consents and approvals required to carry on its business.

(d)       The execution, delivery and performance by the Company of this Amendment and Waiver Agreement, are within the Company 's corporate powers, have been duly authorized by all necessary corporate action, and do not contravene, or constitute a default under, any provision of applicable law or regulation or of the certificate of incorporation of the Company or of any judgment, injunction, order, decree, material agreement or other instrument binding upon the Company or result in the creation or imposition of any Lien on any asset of the Company or any of its Consolidated Subsidiaries.

(e)       No authorization or approval or other action by, and no notice to or filing with, any governmental authority or regulatory body or any other third party is required for the due execution, delivery and performance by the Company of this Amendment and Waiver Agreement.

(f)       This Amendment and Waiver Agreement has been duly executed and delivered by the Company. This Amendment and Waiver Agreement is the legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting the rights of creditors generally and subject to general principles of equity.

(g)       There is no action, suit, investigation, litigation or proceeding pending against, or to the knowledge of the Company, threatened against the Company or any of its Consolidated Subsidiaries before any court or arbitrator or any governmental body, agency or official in which there is a significant probability of an adverse decision that (i) would have a material adverse effect on (x) the business, financial condition or results of operations of the Company and its Consolidated Subsidiaries taken as a whole, (y) the rights and remedies of the Holders under the Agreement or any Note or (z) the ability of the Company to perform its obligations under the Agreement or any Note or (ii) purports to affect the legality, validity or enforceability of this Amendment and Waiver Agreement or the consummation of the transactions contemplated hereby.

                            6. In consideration for the waiver set forth in Section 2, the Company shall pay pro rata to the Holders a fee in an aggregate amount equal to the product of (x) the aggregate outstanding principal amount of the Notes and (y) 0.15%.

7. The Company agrees to pay all out-of-pocket expenses incurred by the Holders in connection with this Amendment and Waiver Agreement in accordance with the terms of Section 11B of the Agreement.

8. This Amendment and Waiver Agreement shall be construed and enforced in accordance with the laws of the State of New York, without regard to conflicts of law provisions.

                            9. Each of the Holders agrees to keep confidential, in accordance with Section 11H of the Agreement, all information disclosed by the Company to the Holders in connection with this Amendment and Waiver Agreement relating to the subject matter hereof (other than any such information (i) which was publicly known or otherwise known to such Holder at the time of disclosure, or (ii) which subsequently becomes publicly known through no act or omission by such Holder).

                            10. This Amendment and Waiver Agreement shall be effective as of the date first above written and the Agreement shall be deemed amended upon delivery to the Holders of a fully executed copy of this Amendment and Waiver Agreement and the fee set forth in Section 5.

                            IN WITNESS WHEREOF, each of the Company and the undersigned Holders has caused this Amendment and Waiver Agreement to be executed by its duly authorized representative as of the date and year first above written.

THE INTERPUBLIC GROUP OF COMPANIES,
INC.

By: /s/ Steven Berns
Name: Steven Berns
Title: Vice President and Treasurer

HOLDERS:

THE PRUDENTIAL INSURANCE COMPANY
OF AMERICA

By: /s/ William C. Pappas
Name: William C. Pappas
Title: Vice President

Exhibit 10(i)(U)
EXECUTION COPY

AMENDMENT AND WAIVER AGREEMENT

                            AMENDMENT AND WAIVER AGREEMENT dated as of September 30, 2002 to the Note Purchase Agreement dated as of October 31, 1996 between The Interpublic Group of Companies, Inc. (the "Company") and The Prudential Insurance Company of America, as amended (the "Agreement"). Capitalized terms used but not defined herein are used with the meanings given to those terms in the Agreement and the Notes (as defined below). The persons listed below as Holders hold at least 66-2/3% of the aggregate outstanding principal amount of 7.91% Senior Notes due 2006 issued pursuant to the Agreement (the "Notes").

1. The Company and the undersigned Holders hereby agree to the following amendments to the Agreement:

(a) Paragraph 5 of the Agreement is amended by adding to the end thereof a new subsection 5H to read as follows:

           "5H.     Subsequent Amendment. The Company shall use best efforts to deliver to the holders of the Notes a duly executed amendment to the Agreement (in form and substance reasonably acceptable to the Required Holders and the Company) on or before January 15, 2003, which amendment will include, without limitation, limitations on the ability of the Company and its Consolidated Subsidiaries (i) to make acquisitions or investments, (ii) to make capital expenditures, (iii) to declare or pay dividends, and (iv) to repurchase shares or other debt securities; provided that none of such limitations shall be more restrictive than the corresponding provisions contained in the Company's (a) Five-Year Credit Agreement with Citibank, N.A., as agent, and the other lenders party thereto, dated as of June 27, 2000, as amended, supplemented and in effect as of the date of such amendment to the Agreement and (b) 364-Day Credit Agreement with Citibank, N.A., as agent, and the other lenders party thereto, dated as of May 16, 2002, as amended, supplemented and in effect as of the date of such amendment to the Agreement (together, the "Amended Citibank Agreements"); and provided further that, so long as Standard & Poor's' and Moody's Investors Service, Inc.'s ratings for the Company's long-term senior unsecured debt are at least BBB- and Baa3, respectively (and, if such ratings are BBB- and Baa3, respectively, they are not the subject of a credit watch with negative outlook), such limitations shall, automatically and without further action by the Company (except as set forth below) or the Holders, be amended to reflect (x) any amendments or new provisions that make the terms of such corresponding limitations in the Amended Citibank Agreements, or in any credit agreement that replaces either or both of the Amended Citibank Agreements in its or their entirety, less restrictive and (y) the elimination in whole or in part of such limitations in the Amended Citibank Agreements or any such replacement agreement. Any such automatic amendment to this Agreement shall be effective as of the date of, and upon delivery by the Company to the Holders of an executed copy of, any amendment or agreement referenced in clause (x) or (y) above."

(b) Paragraph 6 of the Agreement is amended by adding to the end thereof a new subsection 6F to read as follows:

           "6F.     "6F. Related Amendments. Until the date of delivery of the amendment referred to in Paragraph 5H, the Company will not amend, modify or change in any manner its (a) Five-Year Credit Agreement with Citibank, N.A., as agent, and the other lenders party thereto, dated as of June 27, 2000 (as amended, supplemented and in effect as of the date hereof, the "Five-Year Citibank Agreement"), (b) 364-Day Credit Agreement with Citibank, N.A., as agent, and the other lenders party thereto, dated as of May 16, 2002 (as amended, supplemented and in effect as of the date hereof, the "364-Day Citibank Agreement"), or (c) any other long-term Debt of the Company, in each case to shorten the maturity or amortization thereof, or prepay any amounts under the foregoing (other than (x) in connection with a refinancing thereof with Debt having a maturity no sooner than the maturity of such refinanced Debt or (y) prepayments pursuant to the terms of the Five-Year Citibank Agreement and the 364-Day Citibank Agreement )."

              (c)  From and after November 13, 2002 the interest rate on the Notes shall be 8.91% per annum and the interest rate "7.91%" shall be deleted each and every time it appears in the Agreement or the Notes and replaced with "8.91%." The Company hereby agrees to execute and deliver to each Holder who shall request the same, upon surrender to the Company of the outstanding Note held by such Holder, a new Note in the same principal amount as the surrendered Note, but having an interest rate of 8.91%. Until so exchanged, the interest rate on all outstanding Notes shall be deemed to be 8.91%, notwithstanding any other interest rate set out in such Note.

                            2.    Except as expressly provided herein (and solely with respect to any applicable period referenced herein), the Agreement shall remain in full force and effect and this Amendment and Waiver Agreement shall not operate as a waiver of any right, power or remedy of any Holder, nor constitute a waiver of any provision of the Agreement.

                            3.    In reliance upon the Company's representations in Section 4 below, the Required Holders (a) waive any violations of Section 6B of the Agreement occurring at the end of the fiscal quarter ended September 30, 2002, and (b) acknowledge and agree with the Company that any bank overdraft obligations of the Company and its Consolidated Subsidiaries outstanding during any period prior to (and including any period ended on) September 30, 2002, shall be excluded from Total Borrowed Funds.

                            4.    In reliance upon the Company's representations in Section 4 below, the Required Holders waive any violations of Sections 5A, 5B(i) and 5(E) of the Agreement, and any inaccuracies in the representations and warranties contained in Sections 8D and 8K of the Agreement, in each case solely to the extent caused by the non-cash charges incurred by the Company in an aggregate amount of no more than $190,000,000 with respect to the fiscal quarter ended June 30, 2002 or prior periods on a cumulative basis; provided, however, that with respect to Section 5E, such waiver is limited to those laws, rules and regulations enacted for the primary purpose of regulating or governing audit and/or financial reporting requirements for similarly-situated public companies; and provided further that all of the foregoing waivers expressly exclude any conduct, actions or omissions on the part of the Company, its affiliates, or any of their respective officers, directors or employees in connection with the matters contemplated hereby, that constitute fraud, willful misconduct or criminal charges for which any such Person is indicted or otherwise prosecuted.

5. As inducement for the waivers and amendments set forth in Sections 3 and 4, the Company hereby represents and warrants that:

(a) At the end of the fiscal quarter ended on September 30, 2002, Total Borrowed Funds did not exceed 107.0% of Consolidated Net Worth.

(b) After giving effect to this Amendment and Waiver Agreement, no Default or Event of Default will have occurred or be continuing.

(c)       The Company is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization, and has all corporate powers and all material governmental licenses, authorizations, consents and approvals required to carry on its business.

(d)       The execution, delivery and performance by the Company of this Amendment and Waiver Agreement, are within the Company 's corporate powers, have been duly authorized by all necessary corporate action, and do not contravene, or constitute a default under, any provision of applicable law or regulation or of the certificate of incorporation of the Company or of any judgment, injunction, order, decree, material agreement or other instrument binding upon the Company or result in the creation or imposition of any Lien on any asset of the Company or any of its Consolidated Subsidiaries.

(e)       No authorization or approval or other action by, and no notice to or filing with, any governmental authority or regulatory body or any other third party is required for the due execution, delivery and performance by the Company of this Amendment and Waiver Agreement.

(f)       This Amendment and Waiver Agreement has been duly executed and delivered by the Company. This Amendment and Waiver Agreement is the legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting the rights of creditors generally and subject to general principles of equity.

(g)       There is no action, suit, investigation, litigation or proceeding pending against, or to the knowledge of the Company, threatened against the Company or any of its Consolidated Subsidiaries before any court or arbitrator or any governmental body, agency or official in which there is a significant probability of an adverse decision that (i) would have a material adverse effect on (x) the business, financial condition or results of operations of the Company and its Consolidated Subsidiaries taken as a whole, (y) the rights and remedies of the Holders under the Agreement or any Note or (z) the ability of the Company to perform its obligations under the Agreement or any Note or (ii) purports to affect the legality, validity or enforceability of this Amendment and Waiver Agreement or the consummation of the transactions contemplated hereby.

                            6. In consideration for the waiver set forth in Section 2, the Company shall pay pro rata to the Holders a fee in an aggregate amount equal to the product of (x) the aggregate outstanding principal amount of the Notes and (y) 0.15%.

7. The Company agrees to pay all out-of-pocket expenses incurred by the Holders in connection with this Amendment and Waiver Agreement in accordance with the terms of Section 11B of the Agreement.

8. This Amendment and Waiver Agreement shall be construed and enforced in accordance with the laws of the State of New York, without regard to conflicts of law provisions.

                            9. Each of the Holders agrees to keep confidential, in accordance with Section 11H of the Agreement, all information disclosed by the Company to the Holders in connection with this Amendment and Waiver Agreement relating to the subject matter hereof (other than any such information (i) which was publicly known or otherwise known to such Holder at the time of disclosure, or (ii) which subsequently becomes publicly known through no act or omission by such Holder).

                            10. This Amendment and Waiver Agreement shall be effective as of the date first above written and the Agreement shall be deemed amended upon delivery to the Holders of a fully executed copy of this Amendment and Waiver Agreement and the fee set forth in Section 5.

                            IN WITNESS WHEREOF, each of the Company and the undersigned Holders has caused this Amendment and Waiver Agreement to be executed by its duly authorized representative as of the date and year first above written.

THE INTERPUBLIC GROUP OF COMPANIES,
INC.

By: /s/ Steven Berns
Name: Steven Berns
Title: Vice President and Treasurer

HOLDERS:

THE PRUDENTIAL INSURANCE COMPANY
OF AMERICA

By: /s/ William C. Pappas
Name: William C. Pappas
Title: Vice President

Exhibit 10(i)(V)
EXECUTION COPY

AMENDMENT AND WAIVER AGREEMENT

                            AMENDMENT AND WAIVER AGREEMENT dated as of September 30, 2002 to the Note Purchase Agreement dated as of August 18, 1997 between The Interpublic Group of Companies, Inc. (the "Company") and The Prudential Insurance Company of America, as amended (the "Agreement"). Capitalized terms used but not defined herein are used with the meanings given to those terms in the Agreement and the Notes (as defined below). The persons listed below as Holders hold at least 66-2/3% of the aggregate outstanding principal amount of 7.59% Senior Notes due 2007 issued pursuant to the Agreement (the "Notes").

1. The Company and the undersigned Holders hereby agree to the following amendments to the Agreement:

(a) Paragraph 5 of the Agreement is amended by adding to the end thereof a new subsection 5H to read as follows:

           "5H.     Subsequent Amendment. The Company shall use best efforts to deliver to the holders of the Notes a duly executed amendment to the Agreement (in form and substance reasonably acceptable to the Required Holders and the Company) on or before January 15, 2003, which amendment will include, without limitation, limitations on the ability of the Company and its Consolidated Subsidiaries (i) to make acquisitions or investments, (ii) to make capital expenditures, (iii) to declare or pay dividends, and (iv) to repurchase shares or other debt securities; provided that none of such limitations shall be more restrictive than the corresponding provisions contained in the Company's (a) Five-Year Credit Agreement with Citibank, N.A., as agent, and the other lenders party thereto, dated as of June 27, 2000, as amended, supplemented and in effect as of the date of such amendment to the Agreement and (b) 364-Day Credit Agreement with Citibank, N.A., as agent, and the other lenders party thereto, dated as of May 16, 2002, as amended, supplemented and in effect as of the date of such amendment to the Agreement (together, the "Amended Citibank Agreements"); and provided further that, so long as Standard & Poor's' and Moody's Investors Service, Inc.'s ratings for the Company's long-term senior unsecured debt are at least BBB- and Baa3, respectively (and, if such ratings are BBB- and Baa3, respectively, they are not the subject of a credit watch with negative outlook), such limitations shall, automatically and without further action by the Company (except as set forth below) or the Holders, be amended to reflect (x) any amendments or new provisions that make the terms of such corresponding limitations in the Amended Citibank Agreements, or in any credit agreement that replaces either or both of the Amended Citibank Agreements in its or their entirety, less restrictive and (y) the elimination in whole or in part of such limitations in the Amended Citibank Agreements or any such replacement agreement. Any such automatic amendment to this Agreement shall be effective as of the date of, and upon delivery by the Company to the Holders of an executed copy of, any amendment or agreement referenced in clause (x) or (y) above."

(b) Paragraph 6 of the Agreement is amended by adding to the end thereof a new subsection 6F to read as follows:

           "6F.     Related Amendments. Until the date of delivery of the amendment referred to in Paragraph 5H, the Company will not amend, modify or change in any manner its (a) Five-Year Credit Agreement with Citibank, N.A., as agent, and the other lenders party thereto, dated as of June 27, 2000 (as amended, supplemented and in effect as of the date hereof, the "Five-Year Citibank Agreement"), (b) 364-Day Credit Agreement with Citibank, N.A., as agent, and the other lenders party thereto, dated as of May 16, 2002 (as amended, supplemented and in effect as of the date hereof, the "364-Day Citibank Agreement"), or (c) any other long-term Debt of the Company, in each case to shorten the maturity or amortization thereof, or prepay any amounts under the foregoing (other than (x) in connection with a refinancing thereof with Debt having a maturity no sooner than the maturity of such refinanced Debt or (y) prepayments pursuant to the terms of the Five-Year Citibank Agreement and the 364-Day Citibank Agreement )."

              (c)  From and after November 13, 2002 the interest rate on the Notes shall be 8.59% per annum and the interest rate "7.59%" shall be deleted each and every time it appears in the Agreement or the Notes and replaced with "8.59%." The Company hereby agrees to execute and deliver to each Holder who shall request the same, upon surrender to the Company of the outstanding Note held by such Holder, a new Note in the same principal amount as the surrendered Note, but having an interest rate of 8.59%. Until so exchanged, the interest rate on all outstanding Notes shall be deemed to be 8.59%, notwithstanding any other interest rate set out in such Note.

2.    Except as expressly provided herein (and solely with respect to any applicable period referenced herein), the Agreement shall remain in full force and effect and this Amendment and Waiver Agreement shall not operate as a waiver of any right, power or remedy of any Holder, nor constitute a waiver of any provision of the Agreement.

                            3.    In reliance upon the Company's representations in Section 4 below, the Required Holders (a) waive any violations of Section 6B of the Agreement occurring at the end of the fiscal quarter ended September 30, 2002, and (b) acknowledge and agree with the Company that any bank overdraft obligations of the Company and its Consolidated Subsidiaries outstanding during any period prior to (and including any period ended on) September 30, 2002, shall be excluded from Total Borrowed Funds.

                            4.    In reliance upon the Company's representations in Section 4 below, the Required Holders waive any violations of Sections 5A, 5B(i) and 5(E) of the Agreement, and any inaccuracies in the representations and warranties contained in Sections 8D and 8K of the Agreement, in each case solely to the extent caused by the non-cash charges incurred by the Company in an aggregate amount of no more than $190,000,000 with respect to the fiscal quarter ended June 30, 2002 or prior periods on a cumulative basis; provided, however, that with respect to Section 5E, such waiver is limited to those laws, rules and regulations enacted for the primary purpose of regulating or governing audit and/or financial reporting requirements for similarly-situated public companies; and provided further that all of the foregoing waivers expressly exclude any conduct, actions or omissions on the part of the Company, its affiliates, or any of their respective officers, directors or employees in connection with the matters contemplated hereby, that constitute fraud, willful misconduct or criminal charges for which any such Person is indicted or otherwise prosecuted.

5. As inducement for the waivers and amendments set forth in Sections 3 and 4, the Company hereby represents and warrants that:

(a) At the end of the fiscal quarter ended on September 30, 2002, Total Borrowed Funds did not exceed 107.0% of Consolidated Net Worth.

(b) After giving effect to this Amendment and Waiver Agreement, no Default or Event of Default will have occurred or be continuing.

(c)       The Company is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization, and has all corporate powers and all material governmental licenses, authorizations, consents and approvals required to carry on its business.

(d)       The execution, delivery and performance by the Company of this Amendment and Waiver Agreement, are within the Company 's corporate powers, have been duly authorized by all necessary corporate action, and do not contravene, or constitute a default under, any provision of applicable law or regulation or of the certificate of incorporation of the Company or of any judgment, injunction, order, decree, material agreement or other instrument binding upon the Company or result in the creation or imposition of any Lien on any asset of the Company or any of its Consolidated Subsidiaries.

(e)       No authorization or approval or other action by, and no notice to or filing with, any governmental authority or regulatory body or any other third party is required for the due execution, delivery and performance by the Company of this Amendment and Waiver Agreement.

(f)       This Amendment and Waiver Agreement has been duly executed and delivered by the Company. This Amendment and Waiver Agreement is the legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting the rights of creditors generally and subject to general principles of equity.

(g)       There is no action, suit, investigation, litigation or proceeding pending against, or to the knowledge of the Company, threatened against the Company or any of its Consolidated Subsidiaries before any court or arbitrator or any governmental body, agency or official in which there is a significant probability of an adverse decision that (i) would have a material adverse effect on (x) the business, financial condition or results of operations of the Company and its Consolidated Subsidiaries taken as a whole, (y) the rights and remedies of the Holders under the Agreement or any Note or (z) the ability of the Company to perform its obligations under the Agreement or any Note or (ii) purports to affect the legality, validity or enforceability of this Amendment and Waiver Agreement or the consummation of the transactions contemplated hereby.

                            6. In consideration for the waiver set forth in Section 2, the Company shall pay pro rata to the Holders a fee in an aggregate amount equal to the product of (x) the aggregate outstanding principal amount of the Notes and (y) 0.15%.

7. The Company agrees to pay all out-of-pocket expenses incurred by the Holders in connection with this Amendment and Waiver Agreement in accordance with the terms of Section 11B of the Agreement.

8. This Amendment and Waiver Agreement shall be construed and enforced in accordance with the laws of the State of New York, without regard to conflicts of law provisions.

                            9. Each of the Holders agrees to keep confidential, in accordance with Section 11H of the Agreement, all information disclosed by the Company to the Holders in connection with this Amendment and Waiver Agreement relating to the subject matter hereof (other than any such information (i) which was publicly known or otherwise known to such Holder at the time of disclosure, or (ii) which subsequently becomes publicly known through no act or omission by such Holder).

                            10.  This Amendment and Waiver Agreement shall be effective as of the date first above written and the Agreement shall be deemed amended upon delivery to the Holders of a fully executed copy of this Amendment and Waiver Agreement and the fee set forth in Section 5.

                            IN WITNESS WHEREOF, each of the Company and the undersigned Holders has caused this Amendment and Waiver Agreement to be executed by its duly authorized representative as of the date and year first above written.

THE INTERPUBLIC GROUP OF COMPANIES,
INC.

By: /s/ Steven Berns
Name: Steven Berns
Title: Vice President and Treasurer

HOLDERS:

THE PRUDENTIAL INSURANCE COMPANY
OF AMERICA

By: /s/ William C. Pappas
Name: William C. Pappas
Title: Vice President

Exhibit 10(i)(W)
EXECUTION COPY

AMENDMENT AND WAIVER AGREEMENT

                            AMENDMENT AND WAIVER AGREEMENT dated as of September 30, 2002 to the Note Purchase Agreement dated as of January 21, 1999 between The Interpublic Group of Companies, Inc. (the "Company") and The Prudential Insurance Company of America, as amended (the "Agreement"). Capitalized terms used but not defined herein are used with the meanings given to those terms in the Agreement and the Notes (as defined below). The persons listed below as Holders hold at least 66-2/3% of the aggregate outstanding principal amount of 6.55% Senior Notes due 2009 issued pursuant to the Agreement (the "Notes").

1. The Company and the undersigned Holders hereby agree to the following amendments to the Agreement:

(a) Paragraph 5 of the Agreement is amended by adding to the end thereof a new subsection 5H to read as follows:

           "5H.     Subsequent Amendment. The Company shall use best efforts to deliver to the holders of the Notes a duly executed amendment to the Agreement (in form and substance reasonably acceptable to the Required Holders and the Company) on or before January 15, 2003, which amendment will include, without limitation, limitations on the ability of the Company and its Consolidated Subsidiaries (i) to make acquisitions or investments, (ii) to make capital expenditures, (iii) to declare or pay dividends, and (iv) to repurchase shares or other debt securities; provided that none of such limitations shall be more restrictive than the corresponding provisions contained in the Company's (a) Five-Year Credit Agreement with Citibank, N.A., as agent, and the other lenders party thereto, dated as of June 27, 2000, as amended, supplemented and in effect as of the date of such amendment to the Agreement and (b) 364-Day Credit Agreement with Citibank, N.A., as agent, and the other lenders party thereto, dated as of May 16, 2002, as amended, supplemented and in effect as of the date of such amendment to the Agreement (together, the "Amended Citibank Agreements"); and provided further that, so long as Standard & Poor's' and Moody's Investors Service, Inc.'s ratings for the Company's long-term senior unsecured debt are at least BBB- and Baa3, respectively (and, if such ratings are BBB- and Baa3, respectively, they are not the subject of a credit watch with negative outlook), such limitations shall, automatically and without further action by the Company (except as set forth below) or the Holders, be amended to reflect (x) any amendments or new provisions that make the terms of such corresponding limitations in the Amended Citibank Agreements, or in any credit agreement that replaces either or both of the Amended Citibank Agreements in its or their entirety, less restrictive and (y) the elimination in whole or in part of such limitations in the Amended Citibank Agreements or any such replacement agreement. Any such automatic amendment to this Agreement shall be effective as of the date of, and upon delivery by the Company to the Holders of an executed copy of, any amendment or agreement referenced in clause (x) or (y) above."

(b) Paragraph 6 of the Agreement is amended by adding to the end thereof a new subsection 6F to read as follows:

           "6F.    Related Amendments. Until the date of delivery of the amendment referred to in Paragraph 5H, the Company will not amend, modify or change in any manner its (a) Five-Year Credit Agreement with Citibank, N.A., as agent, and the other lenders party thereto, dated as of June 27, 2000 (as amended, supplemented and in effect as of the date hereof, the "Five-Year Citibank Agreement"), (b) 364-Day Credit Agreement with Citibank, N.A., as agent, and the other lenders party thereto, dated as of May 16, 2002 (as amended, supplemented and in effect as of the date hereof, the "364-Day Citibank Agreement"), or (c) any other long-term Debt of the Company, in each case to shorten the maturity or amortization thereof, or prepay any amounts under the foregoing (other than (x) in connection with a refinancing thereof with Debt having a maturity no sooner than the maturity of such refinanced Debt or (y) prepayments pursuant to the terms of the Five-Year Citibank Agreement and the 364-Day Citibank Agreement )."

              (c)  From and after November 13, 2002 the interest rate on the Notes shall be 7.55% per annum and the interest rate "6.55%" shall be deleted each and every time it appears in the Agreement or the Notes and replaced with "7.55%." The Company hereby agrees to execute and deliver to each Holder who shall request the same, upon surrender to the Company of the outstanding Note held by such Holder, a new Note in the same principal amount as the surrendered Note, but having an interest rate of 7.55%. Until so exchanged, the interest rate on all outstanding Notes shall be deemed to be 7.55%, notwithstanding any other interest rate set out in such Note.

                            2.    Except as expressly provided herein (and solely with respect to any applicable period referenced herein), the Agreement shall remain in full force and effect and this Amendment and Waiver Agreement shall not operate as a waiver of any right, power or remedy of any Holder, nor constitute a waiver of any provision of the Agreement.

                            3.    In reliance upon the Company's representations in Section 4 below, the Required Holders (a) waive any violations of Section 6B of the Agreement occurring at the end of the fiscal quarter ended September 30, 2002, and (b) acknowledge and agree with the Company that any bank overdraft obligations of the Company and its Consolidated Subsidiaries outstanding during any period prior to (and including any period ended on) September 30, 2002, shall be excluded from Total Borrowed Funds.

                            4.    In reliance upon the Company's representations in Section 4 below, the Required Holders waive any violations of Sections 5A, 5B(i) and 5(E) of the Agreement, and any inaccuracies in the representations and warranties contained in Sections 8D and 8K of the Agreement, in each case solely to the extent caused by the non-cash charges incurred by the Company in an aggregate amount of no more than $190,000,000 with respect to the fiscal quarter ended June 30, 2002 or prior periods on a cumulative basis; provided, however, that with respect to Section 5E, such waiver is limited to those laws, rules and regulations enacted for the primary purpose of regulating or governing audit and/or financial reporting requirements for similarly-situated public companies; and provided further that all of the foregoing waivers expressly exclude any conduct, actions or omissions on the part of the Company, its affiliates, or any of their respective officers, directors or employees in connection with the matters contemplated hereby, that constitute fraud, willful misconduct or criminal charges for which any such Person is indicted or otherwise prosecuted.

5. As inducement for the waivers and amendments set forth in Sections 3 and 4, the Company hereby represents and warrants that:

(a) At the end of the fiscal quarter ended on September 30, 2002, Total Borrowed Funds did not exceed 107.0% of Consolidated Net Worth.

(b) After giving effect to this Amendment and Waiver Agreement, no Default or Event of Default will have occurred or be continuing.

(c)       The Company is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization, and has all corporate powers and all material governmental licenses, authorizations, consents and approvals required to carry on its business.

(d)       The execution, delivery and performance by the Company of this Amendment and Waiver Agreement, are within the Company 's corporate powers, have been duly authorized by all necessary corporate action, and do not contravene, or constitute a default under, any provision of applicable law or regulation or of the certificate of incorporation of the Company or of any judgment, injunction, order, decree, material agreement or other instrument binding upon the Company or result in the creation or imposition of any Lien on any asset of the Company or any of its Consolidated Subsidiaries.

(e)       No authorization or approval or other action by, and no notice to or filing with, any governmental authority or regulatory body or any other third party is required for the due execution, delivery and performance by the Company of this Amendment and Waiver Agreement.

(f)       This Amendment and Waiver Agreement has been duly executed and delivered by the Company. This Amendment and Waiver Agreement is the legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting the rights of creditors generally and subject to general principles of equity.

(g)       There is no action, suit, investigation, litigation or proceeding pending against, or to the knowledge of the Company, threatened against the Company or any of its Consolidated Subsidiaries before any court or arbitrator or any governmental body, agency or official in which there is a significant probability of an adverse decision that (i) would have a material adverse effect on (x) the business, financial condition or results of operations of the Company and its Consolidated Subsidiaries taken as a whole, (y) the rights and remedies of the Holders under the Agreement or any Note or (z) the ability of the Company to perform its obligations under the Agreement or any Note or (ii) purports to affect the legality, validity or enforceability of this Amendment and Waiver Agreement or the consummation of the transactions contemplated hereby.

                            6.  In consideration for the waiver set forth in Section 2, the Company shall pay pro rata to the Holders a fee in an aggregate amount equal to the product of (x) the aggregate outstanding principal amount of the Notes and (y) 0.15%.

7. The Company agrees to pay all out-of-pocket expenses incurred by the Holders in connection with this Amendment and Waiver Agreement in accordance with the terms of Section 11B of the Agreement.

8. This Amendment and Waiver Agreement shall be construed and enforced in accordance with the laws of the State of New York, without regard to conflicts of law provisions.

                            9.  Each of the Holders agrees to keep confidential, in accordance with Section 11H of the Agreement, all information disclosed by the Company to the Holders in connection with this Amendment and Waiver Agreement relating to the subject matter hereof (other than any such information (i) which was publicly known or otherwise known to such Holder at the time of disclosure, or (ii) which subsequently becomes publicly known through no act or omission by such Holder).

                            10.  This Amendment and Waiver Agreement shall be effective as of the date first above written and the Agreement shall be deemed amended upon delivery to the Holders of a fully executed copy of this Amendment and Waiver Agreement and the fee set forth in Section 5.

                            IN WITNESS WHEREOF, each of the Company and the undersigned Holders has caused this Amendment and Waiver Agreement to be executed by its duly authorized representative as of the date and year first above written.

THE INTERPUBLIC GROUP OF COMPANIES,
INC.

By: /s/ Steven Berns
Name: Steven Berns
Title: Vice President and Treasurer

HOLDERS:

THE PRUDENTIAL INSURANCE COMPANY
OF AMERICA

By: /s/ William C. Pappas
Name: William C. Pappas
Title: Vice President

Exhibit 10(iii)(A)(i)

AGREEMENT

AGREEMENT made as of July 11, 2002, by and between THE INTERPUBLIC GROUP OF COMPANIES, INC. (the "Corporation") and C. KENT KROEBER ("Executive").

W I T N E S S E T H:

WHEREAS, Executive has been employed by the Corporation;

                            WHEREAS, the parties contemplate that Executive's employment with the Corporation as a full-time employee may change and the parties wish to extend the relationship of the parties thereafter in a modified arrangement; and

WHEREAS, the Corporation desires to enter into an agreement with Executive pursuant to which Executive will serve the Corporation with reduced responsibilities;

NOW, THEREFORE, in consideration of the mutual promises herein set forth, the parties hereto agree as follows:

                            1.              Term. Executive shall render certain services to the Corporation for the period beginning on January 1, 2003, which is the date of change in status from his full-time employment with the Corporation, and ending on December 31, 2005, unless this Agreement is terminated before that date pursuant to Paragraph 6 hereof. The period during which such services are to be provided is referred to herein as the "term of reduced responsibilities".

                            2.              Retirement. January 1, 2006, which is the end of the term of reduced responsibilities, shall be deemed to be Executive's formal retirement date at which time Executive shall be entitled to his post-retirement enhancements. Notwithstanding the establishment of January 1, 2006 as Executive's formal date of retirement however, the Executive shall have the option to request that vested ESBA payments to which he is otherwise entitled, commence at such earlier date as he shall elect by written notice to the Corporation. In addition, Executive may elect to collect amounts to which he is entitled pursuant to the Corporation's Supplemental Retirement Plan and Deferred Compensation Plan at any time on or after December 31, 2002.

                            3.              Services. During the term of reduced responsibilities, Executive will render certain services at the direction of the Corporation and will provide such other services as are reasonably requested by the Corporation.

                            4.              Compensation. The Corporation shall compensate Executive for the services to be rendered by him during the term of reduced responsibilities hereunder by paying him a salary at the annual rate of Two Hundred Eighty-Six Thousand Dollars ($286,000) per year, or such other amount as shall be agreed between the Corporation and the Executive. All such amounts shall be payable in accordance with the Corporation's normal payroll practices, and such withholding for taxes as may be required by law. Executive will be maintained on all employee benefits and Executive allowances he currently enjoys (auto, parking, Development Council, etc.) during the term of reduced responsibilities and will be entitled to participation in the full 2002-2004 LTPIP, but no future LTPIP grants. Executive shall also be provided with suitable office space and secretarial support.

                            5.              Confidential Information, Records and Inventions.  Executive shall treat as confidential and keep secret the affairs of the Corporation and its subsidiaries and affiliates and shall not at any time during the term of consultancy or thereafter, without the consent of the Corporation, divulge, furnish or make known or accessible to, or use for the benefit of, anyone other than the Corporation any information of a confidential nature relating in any way to the business of the Corporation or its subsidiaries or affiliates or their clients and obtained by him in the course of the consultancy hereunder.

6. Termination.

              (a)             This Agreement may be terminated at any time by the Corporation only for cause, as defined below by giving written notice to the Executive. For purposes of this Agreement, "cause" shall be defined as:

(i) Misappropriation by Executive of funds or property of the Corporation;

(ii) Fraud, dishonesty, gross negligence or willful misconduct on the part of Executive in the performance of his duties as an employee of the Corporation;

(iii) felony conviction of Executive related to the performance of Executive's services to the Corporation; or

              (iv)            Executive's engaging, during the term of employment or the term of reduced responsibilities, in activities which are prohibited by state and/or federal laws prohibiting discrimination based on age, sex, race, religion or national origin, or engaging in conduct which is constituted as sexual harassment.

(b) This Agreement shall terminate upon Executive's death.

                            7.               Assignment. This Agreement shall be binding upon and enure to the benefit of the successors and assigns of the Corporation. Neither this Agreement nor any rights hereunder shall be assignable by Executive and any such purported assignment by him shall be void.

                            8.               Agreement Entire. This Agreement constitutes the entire understanding between Corporation and Executive concerning the provision of Executive's services to the Corporation and supersedes any and all previous agreements concerning Executive's employment with the Corporation. This Agreement may not be changed orally.

9. Applicable Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

THE INTERPUBLIC GROUP OF
COMPANIES, INC

By: /s/ Nicholas J. Camera
Name: Nicholas J. Camera
Title: Senior Vice President
General Counsel and Secretary

/s/ C. Kent Kroeber
C. Kent Kroeber

Exhibit 10(iii)(A)(ii)

EXECUTIVE SPECIAL BENEFIT-INCOME REPLACEMENT AGREEMENT

                           AGREEMENT made as of July 11, 2002 by and between THE INTERPUBLIC GROUP OF COMPANIES, INC., a corporation of the State of Delaware (hereinafter referred to as "Interpublic") and C. KENT KROEBER (hereinafter referred to as "Executive").

W I T N E S S E T H:

WHEREAS, Executive is in the employ of Interpublic and/or one or more of its subsidiaries (Interpublic and its subsidiaries being hereinafter referred to collectively as the "Corporation"); and

                           WHEREAS, Interpublic and Executive desire to enter into an Executive Special Benefit-Income Replacement Agreement which shall be supplementary to any employment agreement or arrangement which Executive now or hereinafter may have with respect to Executive's employment by Interpublic or any of its subsidiaries;

NOW, THEREFORE, in consideration of the mutual promises herein set forth, the parties hereto, intending to be legally bound, agree as follows:

ARTICLE I
Income Replacement Payment

1.01 Provided Executive maintains his employment with the Corporation through December 31, 2005, the Corporation shall provide Executive with the following benefits:

             (a)         Executive shall enter into an Agreement, effective January 1, 2003, pursuant to which Executive shall render certain services to the Corporation through January 1, 2006, "term of reduced responsibilities". Upon expiration of that Agreement, which shall be the date of Executive's retirement from the employ of the Corporation (which date is contemplated to be January 1, 2006), the Corporation shall pay or cause to be paid, to Executive Two Hundred and Eighty-Six Thousand Dollars ($286,000) per annum, in monthly installments beginning with the 15th of the calendar month following Executive's last day of employment and in equal monthly installments thereafter. Such payments shall be made through December 31, 2017. If Executive should die after January 1, 2006 but before all annual payments under this Section 1.01(a) are made, such payments shall continue to be paid to Executive's estate in accordance with the terms of this Section 1.01(a).

             (b)         If Executive shall die before or during the term of reduced responsibilities, the Corporation shall pay or cause to be paid to such beneficiary or beneficiaries as Executive shall have designated pursuant to Section 1.02 (or in the absence of such designation, shall pay to the Executor of the Will or the Administrator of the Estate of Executive) Two Hundred and Eighty-Six Thousand Dollars ($286,000) per annum in monthly installments beginning with the 15th of the calendar month following Executive's death, and in equal monthly installments thereafter, in accordance with the terms of this Agreement. Such payment shall be made from the date of Executive's death through December 31, 2017.

             (c)         Notwithstanding the provisions of Sections 1.01(a) and 1.01(b), in the event of the Executive's death, the Executor of the Will, or its Administrator of the Estate of the Executive can apply for a present value payment of any unpaid portion of the payments to be made under this Agreement, which the Corporation may grant, in its discretion. In such event, the present value shall be based on an annual rate approved by the Board of Directors.

                           1.02      For purposes of this Agreement, Executive may at any time designate a beneficiary or beneficiaries by filing with the General Counsel and Secretary of Interpublic a Beneficiary Designation Form provided by such officer. Executive may at any time, by filing a new Beneficiary Designation Form, revoke or change any prior designation of beneficiary.

ARTICLE II
Assignment

                           2.01      This Agreement shall be binding upon and inure to the benefit of the successors and assigns of Interpublic. Neither this Agreement nor any rights hereunder shall be subject in any matter to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance or charge by Executive, and any such attempted action by Executive shall be void. This Agreement may not be changed orally.

ARTICLE III
Contractual Nature of Obligation

3.01 The liabilities of the Corporation to Executive pursuant to this Agreement shall be those of a debtor pursuant to such contractual obligations as are created by the Agreement.

ARTICLE IV
General Provisions

                           4.01      It is understood that none of the payments made in accordance with this Agreement shall be considered for purposes of determining benefits under the Interpublic Pension Plan, nor shall such sums be entitled to credits equivalent to interest under the Plan for Credits Equivalent to Interest on Balances of Deferred Compensation Owing under Employment Agreement adopted effective as of January 1, 1974 by Interpublic.

                           4.02      This Agreement shall be governed by and construed in accordance with the Employee Retirement Income Security Act of 1974, as amended, and to the extent not preempted thereby, the laws of the State of New York.

                           4.03      The Corporation shall have the right to withhold from all payments made to Executive or his estate or beneficiary under this Agreement all taxes which it shall reasonably determine shall be required.

4.04 This Agreement supercedes all prior Executive Special Benefit -Income Replacement Agreements to which Executive and the Corporation may be a party.

THE INTERPUBLIC GROUP OF COMPANIES,
INC.

By: /s/ Nicholas J. Camera
Name: Nicholas J. Camera
Title: Senior Vice President
General Counsel and Secretary

/s/ C. Kent Kroeber
C. Kent Kroeber

Exhibit 10(iii)(A)(iii)

July 11, 2002

C. Kent Kroeber
The Interpublic Group of Companies, Inc.
1271 Avenue of the Americas
New York, New York 10020

Dear Kent:

                            Reference is made to the Executive Special Benefit-Income Replacement Agreement ("IRA"), dated as of today's date between the undersigned, The Interpublic Group of Companies, Inc. (the "Corporation") and you. Reference is also made to certain Executive Special Benefit Agreements between the Corporation and you dated July 1, 1987, June 1, 1994 and October 27, 1998, and the Supplemental Agreement made as of June 30, 2000 (collectively, the "ESBA Agreements").

                            Pursuant to Sections 1.04 and 1.05 of the ESBA Agreements, you are entitled to certain payments at designated ages. The parties agree that, assuming your continued employment by the Corporation through December 31, 2005, as an Executive with reduced responsibilities, payments under the ESBA Agreements will commence on the same date and under the same conditions that payments commence under the IRA unless you notify the Corporation that you elect to have your ESBA payments commence earlier. All other terms and conditions of the ESBA Agreement, will remain in full force and effect.

Kindly acknowledge your agreement with the foregoing by signing and returning the enclosed copy of this letter to the undersigned.

Very truly yours,

/s/ Nicholas J. Camera
Nicholas J. Camera

Accepted and Agreed:

/s/ C. Kent Kroeber
C. Kent Kroeber

Exhibit 10(iii)(A)(iv)

As of April 1, 2002

Mr. Philippe Krakowsky
The Interpublic Group of Companies, Inc.
1271 Avenue of the Americas
New York, New York, 10020

Dear Mr. Krakowsky:

              This letter sets forth the terms and conditions under which The Interpublic Group of Companies, Inc., or one or more of its subsidiaries, will pay you Special Deferred Compensation in a lump-sum amount as of April 1, 2004. Interpublic and its subsidiaries are referred to collectively in this letter as the "Company".

              1.          Special Deferred Compensation. In addition to any salary or other compensation which may be payable to you from time to time, the Company will further compensate you by payment, in a one-time lump-sum amount ("Special Deferred Compensation") of One Hundred Forty Thousand Dollars ($140,000) as of April 1, 2004.

2. Vesting. Your right to receive accrued Special Deferred Compensation shall vest on the earliest to occur of the following:

a.	On April 1, 2004; or the date of termination of employment, whichever occurs first; or

b.

In the event of your death or permanent disability (as defined in the Long Term Disability Plan of the Company) and provided that such death or disability occurs prior to April 1, 2004, on the date of your death or the date on which you become permanently disabled.

              3.          Interest. Credits equivalent to interest will be earned on any Special Deferred Compensation ultimately payable to you in accordance with the terms and conditions of the Plan for Credits Equivalent to Interest on Balances of Deferred Compensation Owing under Employment Agreements (the "Plan"), adopted effective January 1, 1974 by The Interpublic Group of Companies, Inc. A copy of the Plan is attached to this letter. You acknowledge that the Company has the right to discontinue further credits equivalent to interest in accordance with the terms and conditions of the Plan.

              4.          Payment of Vested Special Deferred Compensation. Vested Special Deferred Compensation will be paid to you in a single lump-sum amount, with interest accrued through the date of the lump-sum payment, at your option and with the consent of the Company.

              5.          Death or Permanent Disability. If you die while employed by the Company or while receiving payment in accordance with the provisions hereof, any amount vested in accordance with the provisions hereof, less any amounts previously paid to you, shall be paid to the Executor of your Will or the Administrator of your Estate. If you become permanently disabled (as defined in the Long Term Disability Plan of the Company) while employed by the Company or while receiving payment in accordance with the provisions hereof, any amount vested in accordance with the provisions hereof, less any amounts previously paid to you, shall be paid to you in the month following the month in which you become permanently disabled.

              6.          Supplementary Nature of this Letter. Nothing in this letter shall obligate you to remain in the employ of the Company or obligate the Company to retain you in its employ. If you now have or hereafter have an Employment Agreement covering your employment by the Company, this letter shall be supplementary to such Employment Agreement.

              7.          Interpublic Pension Plan. It is understood that none of the payments made in accordance with this letter shall be considered for purposes of determining your benefits under the Interpublic Retirement Account Plan.

              8.          Taxes. There shall be deduced from all amounts paid under this Agreement any taxes that the Company reasonably determines are requested to be withheld by any government or government agency. You or your representative shall bear any and all taxes imposed on amounts paid under this Agreement irrespective of whether withholding is requires.

9. Governing Law. This agreement shall be governed by and construed in accordance with the laws of the State of New York.

Will you please indicate your agreement to the foregoing by signing the enclosed copy of this letter.

Very truly yours,

THE INTERPUBLIC GROUP OF
COMPANIES, INC.

By: /s/ C. Kent Kroeber
Name: C. Kent Kroeber
Title:

AGREED:

/s/ Philippe Krakowsky
Philippe Krakowsky

Signed as of July 1, 2002

Exhibit 10(iii)(A)(v)

EXECUTIVE SPECIAL BENEFIT AGREEMENT

                            AGREEMENT made as of February 1, 2002, by and between THE INTERPUBLIC GROUP OF COMPANIES, INC., a corporation of the State of Delaware (hereinafter referred to as "Interpublic") and PHILIPPE KRAKOWSKY (hereinafter referred to as "Executive").

W I T N E S S E T H:

WHEREAS, Executive is in the employ of Interpublic and/or one or more of its subsidiaries (Interpublic and its subsidiaries being hereinafter referred to collectively as the "Corporation"); and

                            WHEREAS, Interpublic and Executive desire to enter into an Executive Special Benefit Agreement which shall be supplementary to any employment agreement or arrangement which Executive now or hereinafter may have with respect to Executive's employment by Interpublic or any of its subsidiaries;

NOW, THEREFORE, in consideration of the mutual promises herein set forth, the parties hereto, intending to be legally bound, agree as follows:

ARTICLE I
Death and Special Retirement Benefits

                            1.01      For purposes of this Agreement the "Accrual Term" shall mean the period of ninety six (96) months beginning on the date of this Agreement and ending on the day preceding the eighth anniversary hereof or on such earlier date on which Executive shall cease to be in the employ of the Corporation.

                            1.02      The Corporation shall provide Executive with the following benefits contingent upon Executive's compliance with all the terms and conditions of this Agreement and Executive's satisfactory completion of a physical examination in connection with an insurance policy on the life of Executive which Interpublic or its assignee (other than Executive) proposes to obtain and own. Effective at the end of the Accrual Term, Executive's annual compensation will be increased by Fifty Thousand Dollars ($50,000) if Executive is in the employ of the Corporation at that time.

                            1.03      If, during the Accrual Term or thereafter during a period of employment by the Corporation which is continuous from the date of this Agreement, Executive shall die while in the employ of the Corporation, the Corporation shall pay to such beneficiary or beneficiaries as Executive shall have designated pursuant to Section 1.07 (or in the absence of such designation, shall pay to the Executor of the Will or the Administrator of the Estate of Executive) survivor income payments of Two Hundred Forty-Five Thousand Dollars ($245,000) per annum for fifteen (15) years in monthly installments beginning with the 15th of the calendar month following Executive's death, and in equal monthly installments thereafter.

                            1.04      If, after a continuous period of employment from the date of this Agreement, Executive shall retire from the employ of the Corporation so that the first day on which Executive is no longer in the employ of the Corporation occurs on or after Executive's sixtieth birthday, the Corporation shall pay to Executive special retirement benefits at the rate of Two Hundred Forty-Five Thousand Dollars ($245,000) per annum for fifteen (15) years in monthly installments beginning with the 15th of the calendar month following Executive's last day of employment, and in equal monthly installments thereafter.

                            1.05      If, after a continuous period of employment from the date of this Agreement, Executive shall retire, resign, or be terminated from the employ of the Corporation so that the first day on which Executive is no longer in the employ of the Corporation occurs on or after Executive's fifty-fifth birthday but prior to Executive's sixtieth birthday, the Corporation shall pay to Executive special retirement benefits at the annual rates set forth below for fifteen years beginning with the 15th of the calendar month following Executive's last day of employment, such payments to be made in equal monthly installments:

Last Day of Employment	Annual Rate
On or after 55th birthday but prior to 56th birthday	$171,500
On or after 56th birthday but prior to 57th birthday	$186,200
On or after 57th birthday but prior to 58th birthday	$200,900
On or after 58th birthday but prior to 59th birthday	$215,600
On or after 59th birthday but prior to 60th birthday	$230,300

                            1.06      If, following such termination of employment, Executive shall die before payment of all of the installments provided for in Section 1.04 or Section 1.05, any remaining installments shall be paid to such beneficiary or beneficiaries as Executive shall have designated pursuant to Section 1.07 or, in the absence of such designation, to the Executor of the Will of the Administrator of the Estate of Executive.

                            1.07      For purposes of Sections 1.03 and 1.04 and 1.05, or any of them, Executive may at any time designate a beneficiary or beneficiaries by filing with the chief personnel officer of Interpublic a Beneficiary Designation Form provided by such officer. Executive may at any time, by filing a new Beneficiary Designation Form, revoke or change any prior designation of beneficiary.

1.08 If Executive shall die while in the employ of the Corporation, no sum shall be payable pursuant to Sections 1.04, 1.05, 1.06, 2.01, 2.02 or 2.03.

                            1.09      In connection with the life insurance policy referred to in Section 1.02, Interpublic has relied on written representations made by Executive concerning Executive's age and the state of Executive's health. If said representations are untrue in any material respect, whether directly or by omission, and if the Corporation is damaged by any such untrue representations, no sum shall be payable pursuant to Sections 1.03, 1.04, 1.05, 1.06, 2.01, 2.02 or 2.03.

                            1.10      It is expressly agreed that Interpublic or its assignee (other than Executive) shall at all times be the sole and complete owner and beneficiary of the life insurance policy referred to in Sections 1.02 and 1.09, shall have the unrestricted right to use all amounts and exercise all options and privileges thereunder without the knowledge or consent of Executive or Executive's designated beneficiary or any other person and that neither Executive nor Executive's designated beneficiary nor any other person shall have any right, title or interest, legal or equitable, whatsoever in or to such policy.

ARTICLE II
Alternative Deferred Compensation

                            2.01      If Executive shall, for any reason other than death, cease to be employed by the Corporation on a date prior to Executive's fifty-fifth birthday, the Corporation shall, in lieu of any payment pursuant to Article I of this Agreement, compensate Executive by payment, at the times and in the manner specified in Section 2.02, of a sum computed at the rate of Fifty Thousand Dollars ($50,000) per annum for each full year and proportionate amount for any part year from the date of this Agreement to the date of such termination during which Executive is in the employ of the Corporation with a maximum payment of Fifty Thousand Dollars ($50,000) per annum. Such payment shall be conditional upon Executive's compliance with all the terms and conditions of this Agreement.

                           2.02      The aggregate compensation payable under Section 2.01 shall be paid in equal consecutive monthly installments commencing with the first month in which Executive is no longer in the employ of the Corporation and continuing for a number of months equal to the number of months which have elapsed from the date of this Agreement to the commencement date of such payments, up to a maximum of ninety six (96) months.

                            2.03      If Executive dies while receiving payments in accordance with the provisions of Section 2.02, any installments payable in accordance with the provisions of Section 2.02 less any amounts previously paid Executive in accordance therewith, shall be paid to the Executor of the Will or the Administrator of the Estate of Executive.

                            2.04      It is understood that none of the payments made in accordance with this Agreement shall be considered for purposes of determining benefits under the Interpublic Pension Plan, nor shall such sums be entitled to credits equivalent to interest under the Plan for Credits Equivalent to Interest on Balances of Deferred Compensation Owing under Employment Agreements adopted effective as of January 1, 1974 by Interpublic.

ARTICLE III
Non-solicitation of Clients or Employees

                            3.01      Following the termination of Executive's employment hereunder for any reason, Executive shall not for a period of twelve months either (a) solicit any employee of the Corporation to leave such employ to enter the employ of Executive or of any corporation or enterprise with which Executive is then associated or (b) solicit or handle on Executive's own behalf or on behalf of any other person, firm or corporation, the advertising, public relations, sales promotion or market research business of any advertiser which is a client of the Corporation at the time of such termination.

ARTICLE IV
Assignment

                            4.01      This Agreement shall be binding upon and inure to the benefit of the successors and assigns of Interpublic. Neither this Agreement nor any rights hereunder shall be subject in any matter to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance or charge by Executive, and any such attempted action by Executive shall be void. This Agreement may not be changed orally, nor may this Agreement be amended to increase the amount of any benefits that are payable pursuant to this Agreement or to accelerate the payment of any such benefits.

ARTICLE V
Contractual Nature of Obligation

                            5.01      The liabilities of the Corporation to Executive pursuant to this Agreement shall be those of a debtor pursuant to such contractual obligations as are created by the Agreement. Executive's rights with respect to any benefit to which Executive has become entitled under this Agreement, but which Executive has not yet received, shall be solely the rights of a general unsecured creditor of the Corporation.

ARTICLE VI
Applicable Law

6.01 This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

THE INTERPUBLIC GROUP
OF COMPANIES, INC.

By: /s/ C. Kent Kroeber
C. Kent Kroeber

/s/ Philippe Krakowsky
Philippe Krakowsky

Signed as of 8/21/02

Exhibit 10(iii)(A)(vi)

EXECUTIVE SEVERANCE AGREEMENT

                            This AGREEMENT ("Agreement") dated September 13, 2002, by and between The Interpublic Group of Companies, Inc. ("Interpublic"), a Delaware corporation (Interpublic and its subsidiaries being referred to herein collectively as the "Company"), and Philippe Krakowsky (the "Executive").

W I T N E S S E T H

                            WHEREAS, the Company recognizes the valuable services that the Executive has rendered thereto and desires to be assured that the Executive will continue to attend to the business and affairs of the Company without regard to any potential or actual change of control of Interpublic;

WHEREAS, the Executive is willing to continue to serve the Company but desires assurance that he will not be materially disadvantaged by a change of control of Interpublic; and

                            WHEREAS, the Company is willing to accord such assurance provided that, should the Executive's employment be terminated consequent to a change of control, he will not for a period thereafter engage in certain activities that could be detrimental to the Company;

NOW, THEREFORE, in consideration of the Executive's continued service to the Company and the mutual agreements herein contained, Interpublic and the Executive hereby agree as follows:

ARTICLE I
RIGHT TO PAYMENTS

                            Section 1.1.  Triggering Events.  If Interpublic undergoes a Change of Control, the Company shall make payments to the Executive as provided in article II of this Agreement. If, within two years following a Change of Control, either (a) the Company terminates the Executive other than by means of a termination for Cause or for death or (b) the Executive resigns for a Good Reason (either of which events shall constitute a "Qualifying Termination"), the Company shall make payments to the Executive as provided in article III hereof.

                            Section 1.2.  Change of Control.  A Change of Control of Interpublic shall be deemed to have occurred if (a) any person (within the meaning of Sections 13(d) and 14(d) of the Securities Exchange Act of 1934 (the "1934 Act")), other than Interpublic or any of its majority-controlled subsidiaries, becomes the beneficial owner (within the meaning of Rule 13d-3 under the 1934 Act) of 30 percent or more of the combined voting power of Interpublic's then outstanding voting securities; (b) a tender offer or exchange offer (other than an offer by Interpublic or a majority-controlled subsidiary), pursuant to which 30 percent or more of the combined voting power of Interpublic's then outstanding voting securities was purchased, expires; (c) the stockholders of Interpublic approve an agreement to merge or consolidate with another corporation (other than a majority-controlled subsidiary of Interpublic) unless Interpublic's shareholders immediately before the merger or consolidation are to own more than 70 percent of the combined voting power of the resulting entity's voting securities; (d) Interpublic's stockholders approve an agreement (including, without limitation, a plan of liquidation) to sell or otherwise dispose of all or substantially all of the business or assets of Interpublic; or (e) during any period of two consecutive years, individuals who, at the beginning of such period, constituted the Board of Directors of Interpublic cease for any reason to constitute at least a majority thereof, unless the election or the nomination for election by Interpublic's stockholders of each new director was approved by a vote of at least two-thirds of the directors then still in office who were directors at the beginning of the period. However, no Change of Control shall be deemed to have occurred by reason of any transaction in which the Executive, or a group of persons or entities with which the Executive acts in concert, acquires, directly or indirectly, more than 30 percent of the common stock or the business or assets of Interpublic.

                            Section 1.3.  Termination for Cause.  Interpublic shall have Cause to terminate the Executive for purposes of Section 1.1 of this Agreement only if, following the Change of Control, the Executive (a) engages in conduct that constitutes a felony under the laws of the United States or a state or country in which he works or resides and that results or was intended to result, directly or indirectly, in the personal enrichment of the Executive at the Company's expense; (b) refuses (except by reason of incapacity due to illness or injury) to make a good faith effort to substantially perform his duties with the Company on a full-time basis and continues such refusal for 15 days following receipt of notice from the Company that his effort is deficient; or (c) deliberately and materially breaches any agreement between himself and the Company and fails to remedy that breach within 30 days following notification thereof by the Company. If the Company has Cause to terminate the Executive, it may in fact terminate him for Cause for purposes of section 1.1 hereof if (a) it notifies the Executive of such Cause, (b) it gives him reasonable opportunity to appear before a majority of Interpublic's Board of Directors to respond to the notice of Cause and (c) a majority of the Board of Directors subsequently votes to terminate him.

                            Section 1.4.  Resignation for Good Reason.  The Executive shall have a Good Reason for resigning only if (a) the Company fails to elect the Executive to, or removes him from, any office of the Company, including without limitation membership on any Board of Directors, that the Executive held immediately prior to the Change of Control; (b) the Company reduces the Executive's rate of regular cash and fully vested deferred base compensation ("Regular Compensation") from that which he earned immediately prior to the Change of Control or fails to increase it within 12 months following the Change of Control by (in addition to any increase pursuant to section 2.2 hereof) at least the average of the rates of increase in his Regular Compensation during the four consecutive 12-month periods immediately prior to the Change of Control (or, if fewer, the number of 12-month periods immediately prior to the Change of Control during which the Executive was continuously employed by the Company); (c) the Company fails to provide the Executive with fringe benefits and/or bonus plans, such as stock option, stock purchase, restricted stock, life insurance, health, accident, disability, incentive, bonus, pension and profit sharing plans ("Benefit or Bonus Plans"), that, in the aggregate, (except insofar as the Executive has waived his rights thereunder pursuant to article II hereof) are as valuable to him as those that he enjoyed immediately prior to the Change of Control; (d) the Company fails to provide the Executive with an annual number of paid vacation days at least equal to that to which he was entitled immediately prior to the Change of Control; (e) the Company breaches any agreement between it and the Executive (including this Agreement); (f) without limitation of the foregoing clause (e), the Company fails to obtain the express assumption of this Agreement by any successor of the Company as provided in section 6.3 hereof; (g) the Company attempts to terminate the Executive for Cause without complying with the provisions of section 1.3 hereof; (h) the Company requires the Executive, without his express written consent, to be based in an office outside of the office in which Executive is based on the date hereof or to travel substantially more extensively than he did prior to the Change of Control; or (i) the Executive determines in good faith that the Company has, without his consent, effected a significant change in his status within, or the nature or scope of his duties or responsibilities with, the Company that obtained immediately prior to the Change of Control (including but not limited to, subjecting the Executive's activities and exercise of authority to greater immediate supervision than existed prior to the Change of Control); provided, however, that no event designated in clauses (a) through (i) of this sentence shall constitute a Good Reason unless the Executive notifies Interpublic that the Company has committed an action or inaction specified in clauses (a) through (i) (a "Covered Action") and the Company does not cure such Covered Action within 30 days after such notice, at which time such Good Reason shall be deemed to have arisen. Notwithstanding the immediately preceding sentence, no action by the Company shall give rise to a Good Reason if it results from the Executive's termination for Cause or death or from the Executive's resignation for other than a Good Reason, and no action by the Company specified in clauses (a) through (i) of the preceding sentence shall give rise to a Good Reason if it results from the Executive's Disability. If the Executive has a Good Reason to resign, he may in fact resign for a Good Reason for purposes of section 1.1 of this Agreement by, within 30 days after the Good Reason arises, giving Interpublic a minimum of 30 and a maximum of 90 days advance notice of the date of his resignation.

Section 1.5. Disability. For all purposes of this Agreement, the term "Disability" shall have the same meaning as that term has in the Interpublic Long-Term Disability Plan.

ARTICLE II
PAYMENTS UPON A CHANGE OF CONTROL

                            Section 2.1.  Elections by the Executive.  If the Executive so elects prior to a Change of Control, the Company shall pay him, within 30 days following the Change of Control, cash amounts in respect of certain Benefit or Bonus Plans or deferred compensation arrangements designated in sections 2.2 through 2.4 hereof ("Plan Amounts"). The Executive may make an election with respect to the Benefit or Bonus Plans or deferred compensation arrangements covered under any one or more of sections 2.2 through 2.4, but an election with respect to any such section shall apply to all Plan Amounts that are specified therein. Each election shall be made by notice to Interpublic on a form satisfactory to Interpublic and, once made, may be revoked by such notice on such form at any time prior to a Change of Control. If the Executive elects to receive payments under a section of this article II, he shall, upon receipt of such payments, execute a waiver, on a form satisfactory to Interpublic, of such rights as are indicated in that section. If the Executive does not make an election under this article with respect to a Benefit or Bonus Plan or deferred compensation arrangement, his rights to receive payments in respect thereof shall be governed by the Plan or arrangement itself.

                            Section 2.2.  ESBA.  The Plan Amount in respect of all Executive Special Benefit Agreements ("ESBA's") between the Executive and Interpublic shall consist of an amount equal to the present discounted values, using the Discount Rate designated in section 5.8 hereof as of the date of the Change of Control, of all payments that the Executive would have been entitled to receive under the ESBA's if he had terminated employment with the Company on the day immediately prior to the Change of Control. Upon receipt of the Plan Amount in respect of the ESBA's, the Executive shall waive any rights that he may have to payments under the ESBA's. If the Executive makes an election pursuant to, and executes the waiver required under, this section 2.2, his Regular Compensation shall be increased as of the date of the Change of Control at an annual rate equal to the sum of the annual rates of deferred compensation in lieu of which benefits are provided the Executive under any ESBA the Accrual Term for which (as defined in the ESBA) includes the date of the Change of Control.

                            Section 2.3.  MICP.  The Plan Amount in respect of the Company's Management Incentive Compensation Plans ("MICP") and/or the 2002 Performance Incentive Plan ("2002 PIP") shall consist of an amount equal to the sum of all amounts awarded to the Executive under, but deferred pursuant to, the MICP and/or the 2002 PIP as of the date of the Change of Control and all amounts equivalent to interest creditable thereon up to the date that the Plan Amount is paid. Upon receipt of that Plan Amount, the Executive shall waive his rights to receive any amounts under the MICP and/or the 2002 PIP that were deferred prior to the Change of Control and any interest equivalents thereon.

                            Section 2.4.  Deferred Compensation.  The Plan Amount in respect of deferred compensation (other than amounts referred to in other sections of this article II) shall be an amount equal to all compensation from the Company that the Executive has earned and agreed to defer (other than through the Interpublic Savings Plan pursuant to Section 401(k) of the Internal Revenue Code (the "Code")) but has not received as of the date of the Change of Control, together with all amounts equivalent to interest creditable thereon through the date that the Plan Amount is paid. Upon receipt of this Plan Amount, the Executive shall waive his rights to receive any deferred compensation that he earned prior to the date of the Change of Control and any interest equivalents thereon.

                            Section 2.5.  Stock Incentive Plans.  The effect of a Change of Control on the rights of the Executive with respect to options and restricted shares awarded to him under the Interpublic 1986 Stock Incentive Plan, the 1996 Stock Incentive Plan, the 1997 Performance Incentive Plan and the 2002 Performance Incentive Plan, shall be governed by those Plans and not by this Agreement.

ARTICLE III
PAYMENTS UPON QUALIFYING TERMINATION

                            Section 3.1.  Basic Severance Payment.  In the event that the Executive is subjected to a Qualifying Termination within two years after a Change of Control, the Company shall pay the Executive within 30 days after the effective date of his Qualifying Termination (his "Termination Date") a cash amount equal to his Base Amount times the number designated in Section 5.9 of this Agreement (the "Designated Number"). The Executive's Base Amount shall equal the average of the Executive's Includable Compensation for the two whole calendar years immediately preceding the date of the Change of Control (or, if the Executive was employed by the Company for only one of those years, his Includable Compensation for that year). The Executive's Includable Compensation for a calendar year shall consist of (a) the compensation reported by the Company on the Form W-2 that it filed with the Internal Revenue Service for that year in respect of the Executive or which would have been reported on such form but for the fact that Executive's services were performed outside of the United States, plus (b) any compensation payable to the Executive during that year the receipt of which was deferred at the Executive's election or by employment agreement to a subsequent year, minus (c) any amounts included on the Form W-2 (or which would have been included if Executive had been employed in the United States) that represented either (i) amounts in respect of a stock option or restricted stock plan of the Company or (ii) payments during the year of amounts payable in prior years but deferred at the Executive's election or by employment agreement to a subsequent year. The compensation referred to in clause (b) of the immediately preceding sentence shall include, without limitation, amounts initially payable to the Executive under the MICP or a Long-Term Performance Incentive Plan or the 2002 PIP in that year but deferred to a subsequent year, the amount of deferred compensation for the year in lieu of which benefits are provided the Executive under an ESBA and amounts of Regular Compensation earned by the Executive during the year but deferred to a subsequent year (including amounts deferred under Interpublic Savings Plan pursuant to Section 401(k) of the Code); clause (c) of such sentence shall include, without limitation, all amounts equivalent to interest paid in respect of deferred amounts and all amounts of Regular Compensation paid during the year but earned in a prior year and deferred.

                            Section 3.2.  MICP Supplement.  The Company shall also pay the Executive within 30 days after his Termination Date a cash amount equal to (a) in the event that the Executive received an award under the MICP (or the Incentive Award program applicable outside the United States) or the 2002 PIP ("Incentive Award") in respect of the year immediately prior to the year that includes the Termination Date (the latter year constituting the "Termination Year"), the amount of that award multiplied by the fraction of the Termination Year preceding the Termination Date or (b) in the event that the Executive did not receive an MICP award (or an Incentive Award) in respect of the year immediately prior to the Termination Year, the amount of the MICP award (or Incentive Award) that Executive received in respect of the second year immediately prior to the Termination Year multiplied by one plus the fraction of the Termination Year preceding the Termination Date.

ARTICLE IV
TAX MATTERS

                            Section 4.1.  Withholding.  The Company may withhold from any amounts payable to the Executive hereunder all federal, state, city or other taxes that the Company may reasonably determine are required to be withheld pursuant to any applicable law or regulation, but, if the Executive has made the election provided in section 4.2 hereof, the Company shall not withhold amounts in respect of the excise tax imposed by Section 4999 of the Code or its successor.

                            Section 4.2.  Disclaimer.  If the Executive so agrees prior to a Change of Control by notice to the Company in form satisfactory to the Company, the amounts payable to the Executive under this Agreement but not yet paid thereto shall be reduced to the largest amounts in the aggregate that the Executive could receive, in conjunction with any other payments received or to be received by him from any source, without any part of such amounts being subject to the excise tax imposed by Section 4999 of the Code or its successor. The amount of such reductions and their allocation among amounts otherwise payable to the Executive shall be determined either by the Company or by the Executive in consultation with counsel chosen (and compensated) by him, whichever is designated by the Executive in the aforesaid notice to the Company (the "Determining Party"). If, subsequent to the payment to the Executive of amounts reduced pursuant to this section 4.2, the Determining Party should reasonably determine, or the Internal Revenue Service should assert against the party other than the Determining Party, that the amount of such reductions was insufficient to avoid the excise tax under Section 4999 (or the denial of a deduction under Section 280G of the Code or its successor), the amount by which such reductions were insufficient shall, upon notice to the other party, be deemed a loan from the Company to the Executive that the Executive shall repay to the Company within one year of such reasonable determination or assertion, together with interest thereon at the applicable federal rate provided in section 7872 of the Code or its successor. However, such amount shall not be deemed a loan if and to the extent that repayment thereof would not eliminate the Executive's liability for any Section 4999 excise tax.

ARTICLE V
COLLATERAL MATTERS

                            Section 5.l.  Nature of Payments.  All payments to the Executive under this Agreement shall be considered either payments in consideration of his continued service to the Company, severance payments in consideration of his past services thereto or payments in consideration of the covenant contained in section 5.l0 hereof. No payment hereunder shall be regarded as a penalty to the Company.

                            Section 5.2.  Legal Expenses.  The Company shall pay all legal fees and expenses that the Executive may incur as a result of the Company's contesting the validity, the enforceability or the Executive's interpretation of, or determinations under, this Agreement. Without limitation of the foregoing, Interpublic shall, prior to the earlier of (a) 30 days after notice from the Executive to Interpublic so requesting or (b) the occurrence of a Change of Control, provide the Executive with an irrevocable letter of credit in the amount of $100,000 from a bank satisfactory to the Executive against which the Executive may draw to pay legal fees and expenses in connection with any attempt to enforce any of his rights under this Agreement. Said letter of credit shall not expire before 10 years following the date of this Agreement.

                            Section 5.3.  Mitigation.  The Executive shall not be required to mitigate the amount of any payment provided for in this Agreement either by seeking other employment or otherwise. The amount of any payment provided for herein shall not be reduced by any remuneration that the Executive may earn from employment with another employer or otherwise following his Termination Date.

                            Section 5.4.  Setoff for Debts.  The Company may reduce the amount of any payment due the Executive under article III of this Agreement by the amount of any debt owed by the Executive to the Company that is embodied in a written instrument, that is due to be repaid as of the due date of the payment under this Agreement and that the Company has not already recovered by setoff or otherwise.

                            Section 5.5.  Coordination with Employment Contract.  Payments to the Executive under article III of this Agreement shall be in lieu of any payments for breach of any employment contract between the Executive and the Company to which the Executive may be entitled by reason of a Qualifying Termination, and, before making the payments to the Executive provided under article III hereof, the Company may require the Executive to execute a waiver of any rights that he may have to recover payments in respect of a breach of such contract as a result of a Qualifying Termination. If the Executive has a Good Reason to resign and does so by providing the notice specified in the last sentence of section l.4 of this Agreement, he shall be deemed to have satisfied any notice requirement for resignation, and any service requirement following such notice, under any employment contract between the Executive and the Company.

                            Section 5.6.  Benefit of Bonus Plans.  Except as otherwise provided in this Agreement or required by law, the Company shall not be compelled to include the Executive in any of its Benefit or Bonus Plans following the Executive's Termination Date, and the Company may require the Executive, as a condition to receiving the payments provided under article III hereof, to execute a waiver of any such rights. However, said waiver shall not affect any rights that the Executive may have in respect of his participation in any Benefit or Bonus Plan prior to his Termination Date.

                            Section 5.7.  Funding.  Except as provided in section 5.2 of this Agreement, the Company shall not be required to set aside any amounts that may be necessary to satisfy its obligations hereunder. The Company's potential obligations to make payments to the Executive under this Agreement are solely contractual ones, and the Executive shall have no rights in respect of such payments except as a general and unsecured creditor of the Company.

                            Section 5.8.  Discount Rate.  For purposes of this Agreement, the term "Discount Rate" shall mean the applicable Federal short-term rate determined under Section 1274(d) of the Code or its successor. If such rate is no longer determined, the Discount Rate shall be the yield on 2-year Treasury notes for the most recent period reported in the most recent issue of the Federal Reserve Bulletin or its successor, or, if such rate is no longer reported therein, such measure of the yield on 2-year Treasury notes as the Company may reasonably determine.

Section 5.9. Designated Number. For purposes of this Agreement, the Designated Number shall be two (2.0).

                            Section 5.10.  Covenant of Executive.  In the event that the Executive undergoes a Qualifying Termination that entitles him to any payment under article III of this Agreement, he shall not, for 18 months following his Termination Date, either (a) solicit any employee of Interpublic or a majority-controlled subsidiary thereof to leave such employ and enter into the employ of the Executive or any person or entity with which the Executive is associated or (b) solicit or handle on his own behalf or on behalf of any person or entity with which he is associated the advertising, public relations, sales promotion or market research business of any advertiser that is a client of Interpublic or a majority-controlled subsidiary thereof as of the Termination Date. Without limitation of any other remedies that the Company may pursue, the Company may enforce its rights under this section 5.l0 by means of injunction. This section shall not limit any other right or remedy that the Company may have under applicable law or any other agreement between the Company and the Executive.

ARTICLE VI
GENERAL PROVISIONS

                            Section 6.l.  Term of Agreement.  This Agreement shall terminate upon the earliest of (a) the expiration of five years from the date of this Agreement if no Change of Control has occurred during that period; (b) the termination of the Executive's employment with the Company for any reason prior to a Change of Control; (c) the Company's termination of the Executive's employment for Cause or death, the Executive's compulsory retirement within the provisions of 29 U.S.C. Section 631(c) (or, if Executive is not a citizen or resident of the United States, compulsory retirement under any applicable procedure of the Company in effect immediately prior to the change of control) or the Executive's resignation for other than Good Reason, following a Change of Control and the Company's and the Executive's fulfillment of all of their obligations under this Agreement; and (d) the expiration following a Change of Control of the Designated Number plus three years and the fulfillment by the Company and the Executive of all of their obligations hereunder.

                            Section 6.2.  Governing Law.  Except as otherwise expressly provided herein, this Agreement and the rights and obligations hereunder shall be construed and enforced in accordance with the laws of the State of New York.

                            Section 6.3.  Successors to the Company.  This Agreement shall inure to the benefit of Interpublic and its subsidiaries and shall be binding upon and enforceable by Interpublic and any successor thereto, including, without limitation, any corporation or corporations acquiring directly or indirectly all or substantially all of the business or assets of Interpublic whether by merger, consolidation, sale or otherwise, but shall not otherwise be assignable by Interpublic. Without limitation of the foregoing sentence, Interpublic shall require any successor (whether direct or indirect, by merger, consolidation, sale or otherwise) to all or substantially all of the business or assets of Interpublic, by agreement in form satisfactory to the Executive, expressly, absolutely and unconditionally to assume and agree to perform this Agreement in the same manner and to the same extent as Interpublic would have been required to perform it if no such succession had taken place. As used in this agreement, "Interpublic" shall mean Interpublic as heretofore defined and any successor to all or substantially all of its business or assets that executes and delivers the agreement provided for in this section 6.3 or that becomes bound by this Agreement either pursuant to this Agreement or by operation of law.

                            Section 6.4.  Successor to the Executive.  This Agreement shall inure to the benefit of and shall be binding upon and enforceable by the Executive and his personal and legal representatives, executors, administrators, heirs, distributees, legatees and, subject to section 6.5 hereof, his designees ("Successors"). If the Executive should die while amounts are or may be payable to him under this Agreement, references hereunder to the "Executive" shall, where appropriate, be deemed to refer to his Successors.

                            Section 6.5.  Nonalienability.  No right of or amount payable to the Executive under this Agreement shall be subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, hypothecation, encumbrance, charge, execution, attachment, levy or similar process or (except as provided in section 5.4 hereof) to setoff against any obligation or to assignment by operation of law. Any attempt, voluntary or involuntary, to effect any action specified in the immediately preceding sentence shall be void. However, this section 6.5 shall not prohibit the Executive from designating one or more persons, on a form satisfactory to the Company, to receive amounts payable to him under this Agreement in the event that he should die before receiving them.

                            Section 6.6.  Notices.  All notices provided for in this Agreement shall be in writing. Notices to Interpublic shall be deemed given when personally delivered or sent by certified or registered mail or overnight delivery service to The Interpublic Group of Companies, Inc., l27l Avenue of the Americas, New York, New York l0020, attention: Corporate Secretary. Notices to the Executive shall be deemed given when personally delivered or sent by certified or registered mail or overnight delivery service to the last address for the Executive shown on the records of the Company. Either Interpublic or the Executive may, by notice to the other, designate an address other than the foregoing for the receipt of subsequent notices.

Section 6.7. Amendment. No amendment of this Agreement shall be effective unless in writing and signed by both the Company and the Executive.

                            Section 6.8.  Waivers.  No waiver of any provision of this Agreement shall be valid unless approved in writing by the party giving such waiver. No waiver of a breach under any provision of this Agreement shall be deemed to be a waiver of such provision or any other provision of this Agreement or any subsequent breach. No failure on the part of either the Company or the Executive to exercise, and no delay in exercising, any right or remedy conferred by law or this Agreement shall operate as a waiver of such right or remedy, and no exercise or waiver, in whole or in part, of any right or remedy conferred by law or herein shall operate as a waiver of any other right or remedy.

                            Section 6.9.  Severability.  If any provision of this Agreement shall be held invalid or unenforceable in whole or in part, such invalidity or unenforceability shall not affect any other provision of this Agreement or part thereof, each of which shall remain in full force and effect.

Section 6.l0. Captions. The captions to the respective articles and sections of this Agreement are intended for convenience of reference only and have no substantive significance.

                            Section 6.ll.  Counterparts.  This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original but all of which together shall constitute a single instrument.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

THE INTERPUBLIC GROUP OF COMPANIES, INC.

By /s/ C. Kent Kroeber
C. Kent Kroeber

/s/ Philippe Krakowsky
Philippe Krakowsky